          As filed with the Securities and Exchange Commission on April 30, 2009
                                                     Registration No. 333-146699
                                                                        811-6584


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 2


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 78


                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
        (formerly, The Manufacturers Life Insurance Company of New York)
                           (Exact name of Registrant)

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (formerly, The Manufacturers Life Insurance Company of New York)
                               (Name of Depositor)

                       100 Summit Lake Drive, Second Floor
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                                 (914) 773-0708
               (Depositor's Telephone Number Including Area Code)

                             Thomas J. Loftus, Esq.
                 John Hancock Life Insurance Company of New York
                               601 Congress Street
                                Boston, MA 02210
                     (Name and Address of Agent for Service)

                                    Copy to:




Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2009 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on ______, 2007 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                (Venture(R) Opportunity B Share Variable Annuity)
                   (currently and previously issued contracts)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

         SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUSES DATED MAY 1, 2009

This Supplement is intended to supplement prospectuses dated May 1, 2009 for VENTURE(R) OPPORTUNITY A SHARE VARIABLE ANNUITY AND VENTURE(R) OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. We call each of these prospectuses an "annuity prospectus."

You should read this Supplement together with the annuity prospectus for the Contract you purchase and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

                Temporary Changes in Variable Investment Options

PURPOSE OF THIS SUPPLEMENT

This Supplement provides information about temporary changes to the Variable Investment Options described in the annuity prospectus. In this Supplement, we provide information about:

      - the temporary unavailability until after May 1, 2009 of eight Variable Investment Options described in the annuity prospectus;

      - the temporary availability on May 1, 2009 of two Portfolios of the John Hancock Trust that may be elected as Variable Investment Options under the Contracts (see "Mergers of Certain Portfolios," beginning on page 2 of this Supplement); and

      - the restrictions on Variable Investment Options that are in effect on May 1, 2009 under Contracts issued with a guaranteed minimum withdrawal benefit Rider (see "Restrictions under Optional Benefit Riders," beginning on page 3 of this Supplement.)


TEMPORARY UNAVAILABILITY OF VARIABLE INVESTMENT OPTIONS

You will not be able to allocate Contract Values or Additional Purchase Payments to eight of the Variable Investment Options listed in the annuity prospectus until after May 1, 2009. The availability of these Variable Investment Options may be further restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "Restrictions under Optional Benefit Riders," beginning on page 4 of this Supplement). Each temporarily unavailable Variable Investment Options corresponds to one of the following Portfolios of the John Hancock
Trust:

DECLARATION MANAGEMENT RESEARCH LLC   MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED     T. ROWE PRICE ASSOCIATES, INC.
-----------------------------------   -------------------------------------------------   ----------------------------------
   Total Bond Market Trust A            500 Index Trust                                       Balanced Trust

                                        Core Allocation Trust

                                        Core Balanced Trust                               WELLINGTON MANAGEMENT COMPANY, LLP

                                        Core Fundamental Holdings Trust                       Core Allocation Plus Trust

                                        Core Global Diversification Trust

You should disregard any reference in the annuity prospectus to the availability of these Variable Investment Options or the corresponding Portfolios of the John Hancock Trust until after May 1, 2009.

MERGERS OF CERTAIN PORTFOLIOS

Additional Variable Investment Options

You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, to two additional Variable Investment Options until the end of the Business Day on May 1, 2009. The availability of these Portfolios may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "Restrictions under Optional Benefit

Riders," beginning on page 4 of this Supplement.) If you select one of these additional Variable Investment Options, we will invest your money in the corresponding Portfolio of the John Hancock Trust:

                         DAVIS SELECTED ADVISERS, L.P.
                                Core Equity Trust
                         T. ROWE PRICE ASSOCIATES, INC.
                               Mid Cap Value Trust

 (We show the Portfolio's manager (i.e, subadviser) in bold above the name of the Portfolio.)

These Portfolios (which we refer to as the "Acquired Portfolios") will be merged into two other Portfolios of the John Hancock Trust (which we refer to as the "Acquiring Portfolios") at the end of the Business Day on May 1, 2009:

ACQUIRED PORTFOLIOS:                  ACQUIRING PORTFOLIOS:
--------------------                 -----------------------
Core Equity Trust                    Fundamental Value Trust
Mid Cap Value Trust                  Mid Value Trust

As a result of the mergers, you will not be able to allocate Contract Value or any Purchase Payments to Variable Investment Options corresponding to the Acquired Portfolios after the merger at the end of the Business Day on May 1, 2009, and any Contract Value you have allocated to an Acquired Portfolio will be transferred to the Variable Investment Option corresponding to the Acquiring Portfolio at that time.

Expenses of the Acquired Portfolios

The following table describes the operating expenses for each of the Acquired Portfolios, as a percentage of the Portfolio's average net assets for the fiscal year ending December 31, 2008. The table shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select. More detail concerning each Acquired Portfolio's fees and expenses is contained in the Portfolio's prospectus and in the notes following the table. (Expenses shown do not include Separate Account fees and other Contract charges described in the annuity prospectus.)

                                                                   ACQUIRED
                                                                   FUND FEES       TOTAL        CONTRACTUAL           NET
                           MANAGEMENT       12b-1       OTHER         AND        OPERATING         EXPENSE         OPERATING
 ACQUIRED PORTFOLIO          FEES           FEES       EXPENSES    EXPENSES      EXPENSES(1)   REIMBURSEMENT(2)     EXPENSES
--------------------       ----------       -----      --------    ---------     ----------    ----------------    ---------
CORE EQUITY (3,4,5)
Series I                      0.78%         0.05%       0.11%        0.00%         0.94%           0.00%             0.94%
MID CAP VALUE(3)
Series I                      0.86%         0.05%       0.06%        0.00%         0.97%           0.00%             0.97%


NOTES TO ACQUIRED PORTFOLIO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolios' prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust (the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement of waivers occurred.

(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain portfolios or otherwise reimburse the expenses of those portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(4) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.

(5) The Adviser voluntarily agreed to reimburse expenses of the Portfolio that exceed 0.84% of the average annual net assets of the Portfolio. This reimbursement is not included in the expense table. Had this reimbursement been included the expense ratio would have been lower. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expense not incurred in the ordinary course of business. This reimbursement may be terminated at any time.

Information about the Acquired Portfolios' Managers and Investment Objectives

We supplement the annuity prospectus to provide a general description about the Acquired Portfolios' managers and investment objectives. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in a Portfolio in the prospectus for that Portfolio. The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

                               JOHN HANCOCK TRUST
   We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Acquired Portfolio.

DAVIS SELECTED ADVISERS, L.P.
   Core Equity Trust                    Seeks growth of capital. To do this, the
                                        Portfolio invests primarily in common
                                        stocks of U.S. companies with durable
                                        business models that can be purchased at
                                        attractive valuations relative to their
                                        intrinsic value.

T. ROWE PRICE ASSOCIATES, INC.
   Mid Cap Value Trust                  Seek long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in a diversified
                                        mix of common stocks of mid-size U.S.
                                        companies that are believed to be
                                        undervalued by various measures and
                                        offer good prospects for capital
                                        appreciation.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF VARIABLE INVESTMENT OPTIONS AND MODEL ALLOCATIONS AT ANY TIME.

You bear the investment risk of any Acquired Portfolio you choose as a Variable Investment Option. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF THE ACQUIRED PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029 OR IN NEW YORK STATE AT 1-800-551-2078. YOU SHOULD READ THE ACQUIRED PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTIONS UNDER CONTRACTS ISSUED WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER

Temporary Availability of Individual Investment Options

We revise Appendix D: "Information about Income Plus for Life Series Riders Available Prior to May 4, 2009" to describe the available Individual Investment Options in effect on May 1, 2009 for Contracts issued with a guaranteed minimum withdrawal benefit Rider.

The following individual Investment Options and the corresponding Portfolios of the John Hancock Trust are available through May 1, 2009:

                          INDIVIDUAL INVESTMENT OPTIONS
                          AVAILABLE THROUGH MAY 1 2009:

                        American Asset Allocation Trust*
                        American Fundamental Holdings Trust*
                        Core Allocation Plus Trust*
                        Franklin Templeton Founding Allocation Trust* Lifestyle Balanced Trust
                        Lifestyle Conservative Trust
                        Lifestyle Growth Trust
                        Lifestyle Moderate Trust
                        Money Market Trust


* These individual Investment Options will be restricted after May 1, 2009. Please read Appendix D in the annuity prospectus for further information.

       The following individual Investment Options and corresponding Portfolios of the John Hancock Trust are not available after May 1, 2009:


                          INDIVIDUAL INVESTMENT OPTIONS
                           AVAILABLE AFTER MAY 1, 2009

                        Core Allocation Trust*
                        Core Balanced Trust*
                        Core Fundamental Holdings Trust*
                        Core Global Diversification Trust*
                        Lifestyle Balanced Trust
                        Lifestyle Conservative Trust
                        Lifestyle Growth Trust
                        Lifestyle Moderate Trust
                        Money Market Trust


* These individual investment options will not be available until after May 1, 2009. Please read Appendix D in the annuity prospectus for further information.

Temporary Availability of Model Allocations Options

We revise Appendix D: "Information about Income Plus For Life Series Riders Available Prior to May 4, 2009" to describe the Model Allocations in effect on May 1, 2009 for Contracts issued with a guaranteed minimum withdrawal benefit Rider.

These Model Allocations, and the corresponding Portfolios of the John Hancock Trust are :

     MODEL ALLOCATION                     MODEL ALLOCATION
           NAME                              PERCENTAGE                                     PORTFOLIO NAME
---------------------------               ----------------                         ------------------------------------
Balanced: Growth & Income                         5%                               American Global Small Capitalization
(Restricted May 1, 2009) (1)                      5%                               American Growth
                                                  5%                               Global
                                                  5%                               Mid Cap Value(2)
                                                 15%                               Mutual Shares
                                                 15%                               American Blue Chip Income and Growth
                                                 10%                               American Growth-Income
                                                 25%                               American Bond
                                                 15%                               Investment Quality Bond

Balanced Toward Growth                            5%                               American Global Small Capitalization
(Restricted May 1, 2009) (1)                     10%                               American Growth
                                                 10%                               Global
                                                  5%                               Mid Cap Value(2)
                                                 20%                               Mutual Shares
                                                 15%                               American Blue Chip Income and Growth
                                                 10%                               American Growth-Income
                                                 15%                               American Bond
                                                 10%                               Investment Quality Bond

Growth Focus                                      5%                               American Global Small Capitalization
(Restricted May 1, 2009) (1)                      5%                               Mid Cap Stock
                                                 15%                               American Growth
                                                 10%                               Global
                                                  5%                               Mid Cap Value(2)
                                                 20%                               Mutual Shares
                                                 15%                               American Blue Chip Income and Growth
                                                 15%                               American Growth-Income
                                                 10%                               American Bond

     MODEL ALLOCATION                     MODEL ALLOCATION
           NAME                              PERCENTAGE                                     PORTFOLIO NAME
---------------------------               ----------------                         ------------------------------------
Balanced: Growth & Income                         5%                               American Global Small Capitalization
(Restricted May 1, 2009) (1)                      5%                               American Growth
                                                  5%                               Global
                                                  5%                               Mid Cap Value(2)
                                                 15%                               Mutual Shares
                                                 15%                               American Blue Chip Income and Growth
                                                 10%                               American Growth-Income
                                                 25%                               American Bond
                                                 15%                               Investment Quality Bond

Balanced: Growth & Income                         5%                               American Global Small Capitalization
(closed version - available                       5%                               American Growth
between February 11, 2008                         5%                               Global
to August 29, 2008)(1)                            5%                               Mid Cap Value(2)
                                                 15%                               Mutual Shares
                                                 15%                               American Blue Chip Income and Growth
                                                 10%                               American Growth-Income
                                                 25%                               American Bond
                                                 15%                               Investment Quality Bond

Balanced Toward Growth                            5%                               American Global Small Capitalization
(closed version - available                      10%                               American Growth
February 11, 2008 to August                      10%                               Global
29, 2008)(1)                                      5%                               Mid Cap Value(2)
                                                 20%                               Mutual Shares
                                                 15%                               American Blue Chip Income and Growth
                                                 10%                               American Growth-Income
                                                 15%                               American Bond
                                                 10%                               Investment Quality Bond

Growth Focus                                      5%                               American Global Small Capitalization
(closed version, available                        5%                               Mid Cap Stock
February 11, 2008 to August                      15%                               American Growth
29, 2008)(1)                                     10%                               Global
                                                  5%                               Mid Cap Value(2)
                                                 20%                               Mutual Shares
                                                 15%                               American Blue Chip Income and Growth
                                                 15%                               American Growth-Income
                                                 10%                               American Bond


(1) If your Contract Value was allocated to this Model Allocation on the last day it was available, you may continue to allocate your Contract Value to this Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to this Model Allocation; and (b) you rebalance your entire Contract Value to this Model Allocation on a quarterly basis. You will no longer be able to use this Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in this Model Allocation.

(2) The Mid Cap Value Portfolio will be merged into the Mid Value Portfolio of the John Hancock Trust at the end of the Business Day on May 1, 2009. As a result of this merger, you will not be able to allocate Contract Value or any Purchase Payments to Mid Cap Value after the merger, and any Contract Value you have allocated to that Variable Investment Option will be transferred to the Mid Value Portfolio at the end of the Business Day on May 1, 2009. You will need to maintain the model allocation percentage shown for Mid Cap Value in the Mid Value Portfolio after May 1, 2009. Please read Appendix D in the annuity prospectus for more information about Model Allocations.


None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" IN THE ANNUITY PROSPECTUS AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

Please see the "Restrictions on Investment Options Under Income Plus For Life Series Riders" section in the annuity prospectus for additional information.

______: 0509     333-146591
                 333-146698

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

         SUPPLEMENT DATED MAY 4, 2009 TO PROSPECTUSES DATED MAY 1, 2009

This Supplement is intended to supplement prospectuses dated May 1, 2009 for VENTURE(R) OPPORTUNITY A SHARE VARIABLE ANNUITY AND VENTURE(R) OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued before May 4, 2009 by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. We call each of these prospectuses an "annuity prospectus."

You should read this Supplement together with the annuity prospectus for the Contract you purchase and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

This Supplement provides information about changes to the Model Allocations available only between February 11, 2008 and August 29, 2008 for Contracts with a guaranteed minimum withdrawal benefit Rider.

Effective May 4, 2009, the Portfolios in the restricted Model Allocations "Balanced: Growth & Income," "Balanced Toward Growth," and "Growth Focus" are changed as result of the merger of the Mid Cap Value Portfolio of the John Hancock Trust into the Mid Value Portfolio of the John Hancock Trust. We revise the "Restrictions on Investment Options Under Income Plus For Life Series Riders" section of the annuity prospectus in Appendix D: "Information about Income Plus For Life Series Riders Available Prior to May 4, 2009," to list the following restricted Model Allocations:

     MODEL ALLOCATION                     MODEL ALLOCATION
           NAME                              PERCENTAGE                             PORTFOLIO NAME
     ----------------                     ----------------                        ------------------
Balanced: Growth & Income                        5%                   American Global Small Capitalization
(closed version - available                      5%                   American Growth
February 11, 2008 to August                      5%                   Global
29, 2008) (1)                                    5%                   Mid Value Trust
                                                15%                   Mutual Shares
                                                15%                   American Blue Chip Income and Growth
                                                10%                   American Growth-Income
                                                25%                   American Bond
                                                15%                   Investment Quality Bond

Balanced Toward Growth                           5%                   American Global Small Capitalization
(closed version - available                     10%                   American Growth
February 11, 2008 to August                     10%                   Global
29, 2008) (1)                                    5%                   Mid Value Trust
                                                20%                   Mutual Shares
                                                15%                   American Blue Chip Income and Growth
                                                10%                   American Growth-Income
                                                15%                   American Bond
                                                10%                   Investment Quality Bond

Growth Focus                                     5%                   American Global Small Capitalization
(closed version, available                       5%                   Mid Cap Stock
February 11, 2008 to August                     15%                   American Growth
29, 2008) (1)                                   10%                   Global
                                                 5%                   Mid Value Trust
                                                20%                   Mutual Shares
                                                15%                   American Blue Chip Income and Growth
                                                15%                   American Growth-Income
                                                10%                   American Bond

(1) If your Contract Value was allocated to this Model Allocation on the last day it was available, you may continue to allocate your Contract Value to this Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to this Model Allocation; and (b) you rebalance your entire Contract Value to this Model Allocation on a quarterly basis. You will no longer be able to use this Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in this Model Allocation.

For more information regarding the Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the annuity prospectus and the Portfolios' prospectuses. You bear the investment risk of any Portfolio you choose as a Variable Investment Option. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF THE PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029 OR IN NEW YORK STATE AT 1-800-551-2078. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                                                       70304: 0509    333-146591
                                                                      333-146698

                                                    Prospectus dated May 1, 2009


                             (JOHN HANCOCK(R) LOGO)

                 Venture(R) Opportunity B Share Variable Annuity


This Prospectus describes interests in VENTURE(R) OPPORTUNITY B SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Opportunity B Share Variable Annuity Contract for the name of your issuing Company.



VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a DCA Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:



CAPITAL RESEARCH AND MANAGEMENT COMPANY
(Adviser to the American Fund Insurance Series)
   American Asset Allocation Trust
   American Blue Chip Income and Growth Trust
   American Bond Trust
   American Global Growth Trust
   American Global Small Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust

DAVIS SELECTED ADVISERS, L.P.
   Fundamental Value Trust

DECLARATION MANAGEMENT RESEARCH LLC
   Total Bond Market Trust A

FRANKLIN MUTUAL ADVISORS LLC
   Mutual Shares Trust

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust
LORD, ABBETT & CO. LLC
   All Cap Value Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   Small Cap Intrinsic Value Trust

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust
   American Fundamental Holdings Trust
   Core Allocation Trust
   Core Balanced Trust
   Core Fundamental Holdings Trust
   Core Global Diversification Trust
   Franklin Templeton Founding Allocation Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Money Market Trust

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust

T. ROWE PRICE ASSOCIATES, INC.
   Balanced Trust
   Mid Value Trust

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust
   International Value Trust(1)

VAN KAMPEN(2)
   Value Trust

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust
   Investment Quality Bond Trust
   Mid Cap Intersection Trust
   Mid Cap Stock Trust
   Small Cap Growth Trust
   Small Cap Value Trust


(1) Templeton Global Advisors Limited is sub-subadviser to the International Value Trust under an agreement with Templeton Investment Counsel, LLC.

(2)  Morgan Stanley Investment Management, Inc. doing business as Van Kampen.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Venture Opportunity B Share 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS .............................................    1
II. OVERVIEW .............................................................    4
III. FEE TABLES ..........................................................    9
   EXAMPLES ..............................................................   11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS ............................................................   15
   THE COMPANIES .........................................................   15
   THE SEPARATE ACCOUNTS .................................................   15
   THE PORTFOLIOS ........................................................   16
   VOTING INTEREST .......................................................   24
V. DESCRIPTION OF THE CONTRACT ...........................................   25
   ELIGIBLE PLANS ........................................................   25
   ACCUMULATION PERIOD PROVISIONS ........................................   25
      Purchase Payments ..................................................   25
      Accumulation Units .................................................   25
      Value of Accumulation Units ........................................   26
      Net Investment Factor ..............................................   26
      Transfers Among Investment Options .................................   26
      Maximum Number of Investment Options ...............................   27
      Telephone and Electronic Transactions ..............................   27
      Special Transfer Services - Dollar Cost Averaging ..................   28
      Special Transfer Services - Asset Rebalancing Program ..............   29
      Withdrawals ........................................................   29
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals .....................................................   30
      Special Withdrawal Services - The Systematic Withdrawal Program ....   30
      Special Withdrawal Services - The Income Made Easy Program .........   30
      Death Benefit During Accumulation Period ...........................   30
   PAY-OUT PERIOD PROVISIONS .............................................   32
      General ............................................................   32
      Annuity Options ....................................................   32
      Determination of Amount of the First Variable Annuity Payment ......   35
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments ........................................................   35
      Transfers During Pay-out Period ....................................   36
      Death Benefit During Pay-out Period ................................   36
   OTHER CONTRACT PROVISIONS .............................................   36
      Right to Review ....................................................   36
      Ownership ..........................................................   37
      Annuitant ..........................................................   37
      Beneficiary ........................................................   37
      Spouse .............................................................   37
      Modification .......................................................   38
      Our Approval .......................................................   38
      Misstatement and Proof of Age, Sex or Survival .....................   38
      Loans ..............................................................   38
VI. OPTIONAL BENEFITS ....................................................   39
   OVERVIEW ..............................................................   39
   FEATURES OF THE INCOME PLUS FOR LIFE SERIES RIDERS ....................   39
      Covered Person(s) ..................................................   39
      Availability of Income Plus For Life Series Riders .................   39
      Rider Fees .........................................................   40
      Benefit Base .......................................................   40
      Benefit Rate .......................................................   41
      Lifetime Income Amount .............................................   41
      Lifetime Income Date ...............................................   41
      Restrictions on Additional Purchase Payments .......................   42
      Restrictions on Investment Options Under Income Plus For Life Series
         Riders ..........................................................   42
      Increases in Guaranteed Amounts ....................................   44
      Withdrawals, Distributions and Settlements .........................   47
      Additional Annuity Options .........................................   51
      Comparison between Guaranteed Minimum Withdrawal Benefits and
         Annuity Payments ................................................   51
      Impact of Death Benefits ...........................................   51
      Tax Considerations .................................................   53
      Termination of Rider ...............................................   53
   ANNUAL STEP-UP DEATH BENEFIT ..........................................   54
      Rider Benefit ......................................................   54
      Termination of the Optional Annual Step-Up Death Benefit ...........   54
      Annual Step-Up Death Benefit Fee ...................................   54
      Qualified Plans ....................................................   54
VII. CHARGES AND DEDUCTIONS ..............................................   55
   WITHDRAWAL CHARGES ....................................................   55
      Waiver of Applicable Withdrawal Charge .............................   56
   ANNUAL CONTRACT FEE ...................................................   56
   ASSET-BASED CHARGES ...................................................   56
      Daily Administration Fee ...........................................   56
      Mortality and Expense Risks Fee ....................................   57
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................   57
   PREMIUM TAXES .........................................................   58
VIII. FEDERAL TAX MATTERS ................................................   59
   INTRODUCTION ..........................................................   59
   OUR TAX STATUS ........................................................   59
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................   59
   CHARITABLE REMAINDER TRUSTS ...........................................   59
   NONQUALIFIED CONTRACTS ................................................   60
      Exchanges of Annuity Contracts .....................................   60
      Undistributed Gains ................................................   60
      Taxation of Annuity Payments .......................................   60
      Surrenders, Withdrawals and Death Benefits .........................   60
      Taxation of Death Benefit Proceeds .................................   61
      Penalty Tax on Premature Distributions .............................   61
      Diversification Requirements .......................................   61
   QUALIFIED CONTRACTS ...................................................   62
      Required Minimum Distributions .....................................   62
      Penalty Tax on Premature Distributions .............................   63
      Rollovers and Transfers ............................................   64
      Withholding on Rollover Distributions ..............................   64
      Conversions and Rollovers to Roth IRAs .............................   65
   SEE YOUR OWN TAX ADVISOR ..............................................   65
IX. GENERAL MATTERS ......................................................   66
   DISTRIBUTION OF CONTRACTS .............................................   66
      Standard Compensation ..............................................   66
      Revenue Sharing and Additional Compensation ........................   66
      Differential Compensation ..........................................   67
   CONFIRMATION STATEMENTS ...............................................   67
   REINSURANCE ARRANGEMENTS ..............................................   67
   STATEMENTS OF ADDITIONAL INFORMATION ..................................   67
      Financial Statements ...............................................   68
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGES ................   A-1
APPENDIX B: QUALIFIED PLAN TYPES .........................................   B-1
APPENDIX C: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS ........................................................   C-1
APPENDIX D: INFORMATION ABOUT INCOME PLUS FOR LIFE SERIES RIDERS AVAILABLE
   PRIOR TO MAY 4, 2009 ..................................................   D-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ...........................   U1

                          I. Glossary of Special Terms



The following terms as used in this Prospectus have the indicated meanings.


ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base to reflect any Additional Purchase Payments we applied to the Benefit Base during the Contract Year prior to a Contract Anniversary. See "VI. Optional Benefits - Rider Fees."



AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe The Contract Anniversary on, or next following, the date the oldest Owner attains age 95.



ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. The Anniversary Value equals your Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:



     a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and



     b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.



(See "VI. Optional Benefits - Annual Step-Up Death Benefit.")



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as "co-Annuitant." The Annuitant and co-Annuitant are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to "VI. Optional Benefits" for more details.



BENEFIT RATE: A rate we use to determine a guaranteed amount under an optional guaranteed minimum withdrawal benefit Rider.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.


COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."


COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to "VI. Optional Benefits" for more details.



CREDIT: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the "Bonus" or "Target Amount" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.



CREDIT PERIOD: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as a "Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.



CREDIT RATE: The rate we use to determine a Credit, if any, under our optional guaranteed minimum withdrawal benefit Riders.



EXCESS WITHDRAWAL: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to "VI. Optional Benefits" for more details.


DCA FIXED INVESTMENT OPTION: An Investment Option, held in the Company's general account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


INCOME PLUS FOR LIFE SERIES RIDERS: Both Income Plus For Life Riders - i.e., Income Plus For Life and Income Plus For Life - Joint Life.



INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.


INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


LIFETIME INCOME AMOUNT: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to "VI. Optional Benefits" for more details.



LIFETIME INCOME DATE: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to "VI. Optional Benefits" for more details.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A term used with our guaranteed minimum withdrawal benefit Riders that means a reduction of the Benefit Base if you take Excess Withdrawals.


RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to "VI. Optional Benefits" for more details.



STEP-UP: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to "VI. Optional Benefits" for more details.



STEP-UP DATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.



SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any Withdrawal Amounts that have been taken to date.



VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.



VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.


WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.


We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step-Up Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits."


We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.


HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period will be variable and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?



We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.



   TYPE OF      MINIMUM INITIAL   MINIMUM ADDITIONAL
  CONTRACT     PURCHASE PAYMENT    PURCHASE PAYMENT
------------   ----------------   ------------------
Nonqualified        $5,000                $30
Qualified           $2,000                $30



Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guarantee minimum withdrawal benefit Rider. See "Restrictions on Additional Purchase Payments" in "VI. Optional Benefits."


WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?


You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 17), should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.



Your investment option choices may be limited if you purchase a guarantee minimum withdrawal benefit Rider. See "Restrictions on Investment Options Under Income Plus For Life Series Riders" in "VI. Optional Benefits."

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.


TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in " V. Description of the Contract - Transfers During Pay-out Period."


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If the Withdrawal Amount would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders

Each of our optional guaranteed minimum withdrawal benefit Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The guaranteed minimum withdrawal benefit Riders offered under the Contract are:


     -    Income Plus For Life, or



     -    Income Plus For Life - Joint Life.



We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life Riders - i.e., Income Plus For Life and Income Plus For Life - Joint Life, as well as the versions of the Income Plus For Life and Income Plus For Life - Joint Life Riders that were available for purchase prior to May 4, 2009. Please see Appendix D: "Information about Income Plus For Life Series Riders Available Prior to May 4, 2009" for details about these Riders.



You may elect to purchase one of these optional benefit Riders if it is available in your state. The guaranteed minimum withdrawal benefit Riders are not available to new Beneficiary IRAs (see "Availability of Income Plus For Life Series Riders" in "VI. Optional Benefits"). You may only elect one guaranteed minimum withdrawal benefit Rider. Either you, or the older of you and your spouse in the case of the Income Plus For Life - Joint Life Rider, must be under age 81 to purchase a Rider.



We designed the Income Plus For Life Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus For Life - Joint Life Rider.

Under either of our Income Plus For Life Series Riders, you choose how much Contract Value to withdraw at any time. We may reset the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual Withdrawal Amounts:



     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or



     - exceed the Benefit Rate multiplied by the Benefit Base at the prior Contract Anniversary, increased by any Additional Purchase Payments, before the Lifetime Income Date.



YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN THE INCOME PLUS FOR LIFE SERIES RIDERS. WE MAY RESET THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING BENEFIT BASE TO ZERO (SEE "I - GLOSSARY OF SPECIAL TERMS" AND "VI. OPTIONAL BENEFITS").



For the Income Plus For Life Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). We will increase the Benefit Base by a Credit (we may also refer to this as a "Deferral Credit" or "Bonus") that varies by Rider, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "Step up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making Additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS AFTER THE FIRST YEAR FOR CONTRACTS ISSUED WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.



We will pay withdrawal benefits automatically during an Income Plus For Life Series Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."



IF YOU ELECT TO PURCHASE AN INCOME PLUS FOR LIFE SERIES RIDER, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider in "VI. Optional Benefits.")



Annual Step-Up Death Benefit Rider



You may elect to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any Co-Owner) reach 81 years old. The Annual Step-Up Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step-Up Death Benefit Rider, however, if you (or any co-Owner) have attained age 80, or if your Contract is an IRA that you inherited from someone else (unless you are the spouse of the decedent and own the IRA in your own name).


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders, systematic withdrawals and withdrawals under a guaranteed minimum withdrawal benefit Rider);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.


How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:


     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Special rules have waived minimum distribution requirements for calendar year 2009 (see "VIII. Federal Tax Matters").

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL ADVISOR SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?


In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made if that amount is higher than Contract Value (increased by any charges for premium taxes). The date of cancellation is the date we receive the Contract or acceptable written notification.


WILL I RECEIVE A CONFIRMATION STATEMENT?


We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables


The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Opportunity B Share Contract. These fees and expenses are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

                          MAXIMUM WITHDRAWAL CHARGE(2)
                      (as percentage of Purchase Payments)

First Year         6.00%
Second Year        6.00%
Third Year         5.00%
Fourth Year        5.00%
Fifth Year         4.00%
Sixth Year         3.00%
Seventh Year       2.00%
Thereafter            0%
TRANSFER FEE(3)
Maximum Fee       $  25
Current Fee       $   0


(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VII. Charges and Deductions - Premium Taxes").


(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.


            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES


                                                              JOHN HANCOCK USA
                                                           JOHN HANCOCK NEW YORK
                                                           ---------------------
ANNUAL CONTRACT FEE(1)                                             $  30
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
   Mortality and Expense Risks Fee                                  1.20%
   Daily Administration Fee (asset based)                           0.15%
                                                                   -----
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                        1.35%
   (With No Optional Riders Reflected)
OPTIONAL BENEFITS
   Optional Annual Step-Up Death Benefit Fee(2)                     0.20%
                                                                   -----
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                        1.55%
   Optional Guaranteed Minimum Withdrawal Benefit Rider
      Fee (maximum) (4)                                             1.20%
                                                                   =====
   TOTAL FEES AND EXPENSES OTHER THAN FUND EXPENSES(5)              2.75%


(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.


(3) Amount shown includes the Mortality and Expense Risks Fee and Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.



(4) The current charge for the Income Plus For Life and Income Plus For Life - Joint Life Riders is 0.90% . We reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base. All of the charges shown, including the Optional Guaranteed Minimum Withdrawal Benefit Rider Fee ("GMWB Fee"), are expressed in this table as a percentage of the Variable Investment Options (the "Separate Account Value"). The GMWB Fee is applied in the Contract as a percentage of the Adjusted Benefit Base.



(5) For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see "VI. Optional Benefits".


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      MINIMUM   MAXIMUM
-----------------------------------------                      -------   -------
Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other expenses  0.49%     1.25%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.


EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS


The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE AND ANNUAL STEP-UP DEATH BENEFIT



                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                         $971     $1,740    $2,533    $4,503
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                         $415     $1,269    $2,155    $4,503



EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS



The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS


                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                         $754    $1,068     $1,401    $2,211
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                         $193    $  595     $1,023    $2,211



THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. THE TABLES SHOW ONLY THOSE CONTRACTUAL EXPENSE REIMBURSEMENTS EXTENDING A YEAR BEYOND THE DATE OF THIS PROSPECTUS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").


                                                  DISTRIBUTION               ACQUIRED     TOTAL ANNUAL    CONTRACTUAL        NET
                                                   AND SERVICE   OTHER    PORTFOLIO FEES    OPERATING       EXPENSE       OPERATING
PORTFOLIO/SERIES                  MANAGEMENT FEE  (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES(1)   REIMBURSEMENT(2)   EXPENSES
----------------                  --------------  ------------  --------  --------------  ------------  ----------------  ----------
500 INDEX(3, 4)
Series NAV                             0.46%          0.00%       0.03%        0.00%          0.49%           0.00%         0.49%
ALL CAP VALUE(3)
Series I                               0.85%          0.05%       0.09%        0.00%          0.99%           0.00%         0.99%
AMERICAN FUNDAMENTAL
   HOLDINGS(5, 6)
Series III                             0.05%          0.25%       0.04%        0.40%          0.74%          -0.05%         0.69%
BALANCED(7)
Series I                               0.84%          0.05%       0.07%        0.00%          0.96%           0.00%         0.96%
CORE ALLOCATION(5, 8)
Series I                               0.05%          0.05%       0.07%        0.85%          1.02%          -0.05%         0.97%
CORE ALLOCATION PLUS(3, 9)
Series I                               0.92%          0.05%       0.22%        0.00%          1.19%           0.00%         1.19%
CORE BALANCED(5, 8)
Series I                               0.05%          0.05%       0.07%        0.79%          0.96%          -0.05%         0.91%
CORE FUNDAMENTAL HOLDINGS(5, 8)
Series III                             0.05%          0.15%       0.05%        0.41%          0.66%          -0.05%         0.61%
CORE GLOBAL DIVERSIFICATION(5, 8)
Series III                             0.05%          0.15%       0.05%        0.42%          0.67%          -0.05%         0.62%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(10)
Series I                               0.04%          0.05%       0.04%        0.83%          0.96%          -0.05%         0.91%
FUNDAMENTAL VALUE(3)
Series I                               0.76%          0.05%       0.05%        0.00%          0.86%           0.00%         0.86%
GLOBAL(3, 9, 11, 12)
Series I                               0.81%          0.05%       0.11%        0.00%          0.97%          -0.01%         0.96%
GLOBAL BOND(3, 9)
Series I                               0.70%          0.05%       0.10%        0.00%          0.85%           0.00%         0.85%
INTERNATIONAL CORE(3, 9)
Series I                               0.89%          0.05%       0.14%        0.00%          1.08%           0.00%         1.08%
INTERNATIONAL SMALL CAP(3, 9)
Series I                               0.94%          0.05%       0.16%        0.00%          1.15%           0.00%         1.15%
INTERNATIONAL VALUE(3, 9, 11)
Series I                               0.81%          0.05%       0.14%        0.00%          1.00%          -0.02%         0.98%
INVESTMENT QUALITY BOND(3)
Series I                               0.59%          0.05%       0.09%        0.00%          0.73%           0.00%         0.73%
LIFESTYLE BALANCED(13)
Series I                               0.04%          0.05%       0.03%        0.76%          0.88%           0.00%         0.88%
LIFESTYLE CONSERVATIVE(13)
Series I                               0.04%          0.05%       0.03%        0.71%          0.83%           0.00%         0.83%
LIFESTYLE GROWTH(13)
Series I                               0.04%          0.05%       0.03%        0.76%          0.88%           0.00%         0.88%
LIFESTYLE MODERATE(13)
Series I                               0.04%          0.05%       0.03%        0.74%          0.86%           0.00%         0.86%
MID CAP INTERSECTION(3)
Series I                               0.87%          0.05%       0.06%        0.00%          0.98%           0.00%         0.98%
MID CAP STOCK(3)
Series I                               0.84%          0.05%       0.05%        0.00%          0.94%           0.00%         0.94%
MID VALUE(3, 7)
Series I                               0.98%          0.05%       0.10%        0.00%          1.13%           0.00%         1.13%
MONEY MARKET(3)
Series I                               0.47%          0.05%       0.06%        0.00%          0.58%           0.00%         0.58%
MUTUAL SHARES(3, 14)
Series I                               0.96%          0.05%       0.11%        0.00%          1.12%          -0.01%         1.11%
SMALL CAP GROWTH(3)
Series I                               1.06%          0.05%       0.08%        0.00%          1.19%           0.00%         1.19%
SMALL CAP INTRINSIC VALUE(3)
Series I                               0.90%          0.05%       0.30%        0.00%          1.25%           0.00%         1.25%

                                                  DISTRIBUTION               ACQUIRED     TOTAL ANNUAL    CONTRACTUAL        NET
                                                   AND SERVICE   OTHER    PORTFOLIO FEES    OPERATING       EXPENSE       OPERATING
PORTFOLIO/SERIES                  MANAGEMENT FEE  (12B-1) FEES  EXPENSES   AND EXPENSES    EXPENSES(1)  REIMBURSEMENT(2)   EXPENSES
----------------                  --------------  ------------  --------  --------------  ------------  ----------------  ----------
SMALL CAP VALUE(3)
Series I                               1.06%          0.05%       0.06%        0.00%          1.17%           0.00%         1.17%
TOTAL BOND MARKET A(3, 4)
Series NAV                             0.47%          0.00%       0.05%        0.00%          0.52%           0.00%         0.52%
TOTAL RETURN(3, 15)
Series I                               0.69%          0.05%       0.06%        0.00%          0.80%           0.00%         0.80%
VALUE(3)
Series I                               0.74%          0.05%       0.06%        0.00%          0.85%           0.00%         0.85%



                                                                                                        MASTER FUND
                                                                                               ----------------------------  TOTAL
                                                      FEEDER FUND                                                    TOTAL   MASTER
                       -----------------------------------------------------------------------                      MASTER  FUND AND
                                                                                        NET                        FUND AND    NET
                                  DISTRIBUTION             TOTAL       CONTRACTUAL   PORTFOLIO                      FEEDER   FEEDER
                       MANAGEMENT  AND SERVICE   OTHER   OPERATING       EXPENSE     OPERATING MANAGEMENT   OTHER    FUND     FUND
PORTFOLIO/SERIES          FEES    (12B-1) FEES EXPENSES EXPENSES(1) REIMBURSEMENT(2)  EXPENSES   FEES(16) EXPENSES EXPENSES EXPENSES
----------------       ---------- ------------ -------- ----------- ---------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(17)
Series III                0.00%       0.25%      0.04%     0.29%         -0.01%        0.28%      0.31%     0.01%    0.61%    0.60%
AMERICAN BLUE CHIP
   INCOME AND GROWTH
Series III                0.00%       0.25%      0.06%     0.31%          0.00%        0.31%      0.42%     0.01%    0.74%    0.74%
AMERICAN BOND
Series III                0.00%       0.25%      0.04%     0.29%          0.00%        0.29%      0.39%     0.01%    0.69%    0.69%
AMERICAN GLOBAL
   GROWTH(17)
Series III                0.00%       0.25%      0.06%     0.31%         -0.03%        0.28%      0.53%     0.02%    0.86%    0.83%
AMERICAN GLOBAL SMALL
   CAPITALIZATION(17)
Series III                0.00%       0.25%      0.11%     0.36%         -0.08%        0.28%      0.71%     0.03%    1.10%    1.02%
AMERICAN GROWTH
Series III                0.00%       0.25%      0.04%     0.29%          0.00%        0.29%      0.32%     0.01%    0.62%    0.62%
AMERICAN GROWTH-INCOME
Series III                0.00%       0.25%      0.04%     0.29%          0.00%        0.29%      0.27%     0.01%    0.57%    0.57%
AMERICAN HIGH-INCOME
   BOND(17)
Series III                0.00%       0.25%      0.21%     0.46%         -0.18%        0.28%      0.47%     0.01%    0.94%    0.76%
AMERICAN INTERNATIONAL
Series III                0.00%       0.25%      0.04%     0.29%          0.00%        0.29%      0.49%     0.03%    0.81%    0.81%
AMERICAN NEW WORLD
Series III                0.00%       0.25%      0.13%     0.38%         -0.10%        0.28%      0.76%     0.05%    1.19%    1.09%



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.



(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.



(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.



(4) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.



(5) For Portfolios and series of Portfolios that have not commenced operations or have an inception date of less than six months as of December 31, 2008, expenses are estimated.



(6) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(7) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.



(8) The Adviser has contractually agreed to waive the advisory fee. This waiver will expire May 1, 2010 unless extended by the Adviser.



(9) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.



(10) The Adviser has contractually agreed to limit Portfolio Expenses to 0.025% until May 1, 2010. "Portfolio Expenses" includes advisory fee and other operating expenses of the Portfolio but excludes 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(11) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio so it does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(12) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.



(13) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.



(14) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.10% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.



(15) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(16) Capital Research Management Company (the adviser to the master fund for each of the JHT American Funds) waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown do not reflect any waivers. See the financial highlights table in the American Funds Insurance Series' prospectus or annual report for further information.



(17) The Adviser has contractually limited other Portfolio level expenses to 0.03% until May 1, 2010. "Other Portfolio level expenses" consist of operating expenses of the Portfolio, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.


A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. We may from time to time publish these ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.



We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:



     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;



     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;



     -    various indices that are unmanaged; and



     - currently taxable and tax deferred investment programs, based on selected tax brackets.



Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.





When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002.

Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.



We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.



We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS


When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.



THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.


Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.


The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments.

However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses


The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments, however, results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, Core Allocation, Core Balanced, Core Fundamental Holdings, Core Global Diversification, Franklin Templeton Founding Allocation, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Blue Chip Income & Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Series III shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies


You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO
MASTER FUND
   American Asset Allocation Trust                Seeks to provide high total return (including income and
                                                  capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American
                                                  Funds Insurance Series Asset Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities
                                                  maturing in one year or less).

   American Blue Chip Income and Growth Trust     Seeks to produce income exceeding the average yield on U.S.
                                                  stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance
                                                  Series Blue Chip Income and Growth Fund, which invests
                                                  primarily in common stocks of larger U.S.-based companies

   American Bond Trust                            Seeks to maximize current income and preserve capital. To do this, the Portfolio invests all of its assets in Class 1
                                                  shares of the master fund, the American Funds Insurance
                                                  Series Bond Fund, which normally invests at least 65% in
                                                  investment-grade debt securities and up to 35% in lower
                                                  rated debt securities.

   American Global Growth Trust                   Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1
                                                  shares of the master fund, the American Funds Insurance
                                                  Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

   American Global Small Capitalization Trust     Seeks to make the shareholders' investment grow over time.
                                                  To do this, the Portfolio invests all of its assets in Class
                                                  1 shares of the master fund, the American Funds Insurance
                                                  Series Global Small Capitalization Fund, which invests
                                                  primarily in stocks of smaller companies located around the world.

   American Growth Trust                          Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth
                                                  Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of
                                                  capital.

   American Growth-Income Trust                   Seeks to make the shareholders' investments grow and to
                                                  provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series
                                                  Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for
                                                  appreciation and/or dividends.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO
MASTER FUND - CONTINUED
   American High-Income Bond Trust                Seeks to provide a high level of current income and,
                                                  secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series High-Income Bond
                                                  Fund, which invests at least 65% of its assets in higher
                                                  yielding and generally lower quality debt securities.

   American International Trust                   Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series
                                                  International Fund, which invests primarily in common stocks of companies located outside the United States.

   American New World Trust                       Seeks to make the shareholders' investment grow over time.
                                                  To do this, the Portfolio invests all of its assets in Class
                                                  1 shares of the master fund, the American Funds Insurance
                                                  Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with
                                                  developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
   Fundamental Value Trust                        Seeks growth of capital. To do this, the Portfolio invests
   (successor to Core Equity Trust)               primarily in common stocks of U.S. companies with durable
                                                  business models that can be purchased at attractive
                                                  valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
   Total Bond Market Trust A                      Seeks to track the performance of the Barclays Capital U.S.
                                                  Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities listed in the
                                                  Barclays Capital U.S. Aggregate Bond Index.

FRANKLIN MUTUAL ADVISERS, LLC
   Mutual Shares Trust                            Seeks capital appreciation, which may occasionally be
                                                  short-term; income is a secondary objective. To do this, the
                                                  Portfolio invests mainly in equity securities of companies of any nation where the market prices are believed to be
                                                  less than their value.

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust                  Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in
                                                  securities issued by foreign small-cap companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                       Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the
                                                  U.S.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



LORD, ABBETT & CO. LLC
   All Cap Value Trust                            Seeks capital appreciation. To do this, the Portfolio
                                                  invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The Portfolio invests the
                                                  remainder of its assets in undervalued mid-sized and small company securities.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   Small Cap Intrinsic Value Trust                Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in equity securities of small-capitalization companies.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust                                Seeks to approximate the aggregate total return of a
                                                  broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index. (1)

   American Fundamental Holdings Trust            Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds
                                                  Insurance Series: Bond Fund, Growth Fund, Growth-Income
                                                  Fund, and International Fund. The Portfolio is permitted to invest in six other funds of the American Funds Insurance
                                                  Series as well as other funds, investment companies, and
                                                  other types of investments.

   Core Allocation Trust                          Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the
                                                  underlying Portfolio Core Allocation Plus Trust. The
                                                  Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

   Core Balanced Trust                            Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the
                                                  underlying Portfolio Balanced Trust. The Portfolio is a
                                                  fund-of-funds and is authorized to invest in other
                                                  underlying Portfolios and investment companies.

   Core Fundamental Holdings Trust                Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in underlying
                                                  Portfolios that are series of the American Funds Insurance
                                                  Series. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment
                                                  companies.

   Core Global Diversification Trust              Seeks long term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or
                                                  indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a
                                                  fund-of-funds and is authorized to invest in other
                                                  underlying Portfolios and investment companies.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
   Franklin Templeton Founding Allocation Trust   Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global
                                                  Trust, Income Trust and Mutual Shares Trust. The Portfolio
                                                  is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

   Lifestyle Balanced Trust (2)                   Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital. The Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 40% of its assets in
                                                  underlying Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Conservative Trust (2)               Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a
                                                  fund-of-funds and normally invests approximately 80% of its assets in underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 20% in underlying
                                                  Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Growth Trust (2)                     Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund-of-funds and normally invests approximately 20% of its assets in
                                                  underlying Portfolios which invest primarily in fixed income securities, and approximately 80% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Moderate Trust (2)                   Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The
                                                  Portfolio operates as a fund-of-funds and normally invests approximately 60% of its assets in underlying Portfolios
                                                  which invest primarily in fixed income securities, and
                                                  approximately 40% in underlying Portfolios which invest
                                                  primarily in equity securities. The subadviser may change
                                                  this allocation from time to time.

   Money Market Trust                             Seeks to obtain maximum current income consistent with
                                                  preservation of principal and liquidity. To do this, the
                                                  Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                                  Note: The returns of a Money Market Subaccount in your
                                                  Contract may become extremely low or possibly negative if
                                                  the interest rates earned by the underlying Money Market
                                                  Portfolio are not sufficient to offset Contract expense
                                                  deductions.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                              Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                  Portfolio invests at least 80% of its net assets in fixed
                                                  income instruments that are economically tied to at least
                                                  three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such
                                                  securities.

   Total Return Trust                             Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                  Portfolio invests at least 65% of its total assets in a
                                                  diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or
                                                  derivatives.

T. ROWE PRICE ASSOCIATES, INC.
   Balanced Trust                                 Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests in both equity and fixed-income
                                                  securities. The Portfolio employs growth, value and core
                                                  approaches to allocate is assets among stocks of small,
                                                  medium and large-capitalization companies in both the U.S.
                                                  and foreign countries.

   Mid Value Trust                                Seek long-term capital appreciation. To do this, the
   (successor to Mid Cap Value Trust)             Portfolio invests at least 80% of its net assets in a
                                                  diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                                   Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests primarily in the equity securities of
                                                  companies located throughout the world, including emerging markets.

   International Value Trust(3)                   Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                    Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable
                                                  risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust                     Seeks to provide total return, consisting of long-term
                                                  capital appreciation and current income. To do this, the
                                                  Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The Portfolio
                                                  allocates its assets between fixed income securities and
                                                  equity securities based upon the subadviser's targeted asset mix, which may change over time.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED
   Investment Quality Bond Trust                  Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in
                                                  bonds rated investment grade, focusing on corporate bonds
                                                  and U.S. government bonds with intermediate to longer term maturities.

   Mid Cap Intersection Trust                     Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital
                                                  appreciation potential.

   Mid Cap Stock Trust                            Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital
                                                  appreciation potential.

   Small Cap Growth Trust                         Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in
                                                  small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

   Small Cap Value Trust                          Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in
                                                  small-cap companies that are believed to be undervalued.



(1) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.



(2) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(3) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.



We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS


The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. - 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


ACCUMULATION PERIOD PROVISIONS


We may impose restrictions on your ability to make initial and Additional Purchase Payments.


Purchase Payments


You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider.


John Hancock USA may reduce the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:


     - You purchase your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such
          Section 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.


     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.


     - You purchase multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE in New York) in which no Purchase Payments have been made, if both:


     - the total Purchase Payments made over the life of the Contract, less any Withdrawal Amounts, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.




Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, Withdrawal Amount or transfer transaction only if:


     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day; or



     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


Net Investment Factor


The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result:


Where (a) is:


     - the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period; plus



     - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Subaccount if the "ex-dividend" date occurs during the current valuation period. The "ex-dividend" date is normally set (for stocks) two business days before the record date, on or after which the seller, not the buyer, receives the next dividend payment.


Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.


Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.


Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and


     -    restricting transfers into and out of certain Subaccount(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions


When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on page ii of this Prospectus.



To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:


     -    any loss or theft of your password; or



     -    any unauthorized use of your password.


We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis, a predetermined dollar amount from any Variable Investment Option, or from a DCA Fixed Investment Option we permit for this purpose (the "DCA Source Fund(s)"), to other Variable Investment Options (the "Destination Funds") until the amount in the DCA Source Fund is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.



If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.


From time to time, we may offer special DCA programs where the rate of interest credited to a DCA Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.


The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the DCA program.



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You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.



Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or tax, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from any DCA Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the Withdrawal Amount is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options.


There is no limit on the frequency of partial withdrawals; however, the Withdrawal Amount must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the amount remaining in the Investment Option is less than $100, we generally treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture(R) Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your



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guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).



Signature Guarantee Requirements for Surrenders and Partial Withdrawals



(Not applicable to Contracts issued in New Jersey)



We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:



     - you are requesting that we mail the amount withdrawn to an alternate address; or



     - you have changed your address within 30 days of the withdrawal request; or



     -    you are requesting a withdrawal in the amount of $250,000 or greater.



We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.


You may make systematic withdrawals.


Special Withdrawal Services - The Systematic Withdrawal Program



We administer a Systematic Withdrawal Program ("SWP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to a SWP withdrawal). If additional withdrawals, outside the SWP, are taken from a Contract in the same Contract Year in which a SWP is in effect, SWP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The SWP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in a SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in a SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the SWP program.



Special Withdrawal Services - The Income Made Easy Program



Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the SWP if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" on page 48 for more information.


If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.


The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:


     (i)  is equal to the death benefit prior to the withdrawal; and

     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


Please see "VI. Optional Benefits" for information regarding the effect of withdrawals on Contracts with an optional benefit Rider.



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PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.


     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



     - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.



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     -    Alternatively, if the Contract is not a Qualified Contract and if the
          Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial advisor for information on DOMA and your state's treatment of civil unions and same-sex marriage.


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit.


PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract, or a later date if we consent to the change.


NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.



Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date. (See "VIII. Federal Tax Matters.")


You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for ten years, as described


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below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.


Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.


Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)



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ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL
BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our Income Plus For Life Series Riders. If you purchase a Contract with an Income Plus For Life Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus For Life Series Riders. For the Income Plus For Life - Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see "VI. Optional Benefits"), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life Series Rider that you purchased with your Contract; or



     - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus For Life - Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:




     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life Series Rider that you purchased with your Contract; or



     - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:


     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);


     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 Years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for surrender in the manner described above.



If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x [1 - ((B / C) / D)], where:



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     A    equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x [1 - (($20,000 / 3412.08) / $12.50)] = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.


FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period" above), on death, withdrawal or the Maturity Date of the Contract, the death benefit proceeds may be applied to a Fixed Annuity Option.



We determine the amount of each Fixed Annuity payment by applying the portion of the death benefit proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the Single Premium Immediate Annuity rate that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.


Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the death benefit proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable sales charge and premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.


Annuity Units and the Determination of Subsequent Variable Annuity Payments


We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.



We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 26). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


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We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.40%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "VI. Optional Benefits" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10-day right to review period. The 10-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable (as described in the preceding paragraph).

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your financial advisor or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a DCA Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a DCA Fixed Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of the original amount of your Purchase Payments or the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


In the case of Nonqualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. Changing the ownership of a Contract will also impact any guaranteed minimum withdrawal benefit Riders purchased under the Contract (see "VI. Optional Benefits"). A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.



You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.



In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.


The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.



Spouse



FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).



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STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival


We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.


Loans

Loans are not available under the Contract.


                                       38
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                              VI. Optional Benefits


OVERVIEW



You may elect to purchase optional benefit Riders when you purchase a Contract. We currently offer two types of optional benefit Riders, Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.



GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If available in your state, you may select one of the following "guaranteed minimum withdrawal benefit" ("GMWB")
Riders:



     -    Income Plus For Life*; or



     -    Income Plus For Life - Joint Life*.



* The version of our Income Plus For Life or Income Plus For Life - Joint Life Riders offered on or after May 4, 2009 are described in this section. Please see Appendix D: "Information about Income Plus For Life Series Riders Available Prior to May 4, 2009" for details about those Riders.



We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to both the Income Plus For Life and Income Plus For Life - Joint Life Riders.



DEATH BENEFIT RIDER. You also may select an Annual Step-Up Death Benefit Rider.



We provide additional information about these optional benefit Riders in the following sections.



FEATURES OF THE INCOME PLUS FOR LIFE SERIES RIDERS



Covered Person(s)



The Income Plus For Life Series we currently offer provides a lifetime income guarantee based on a single life (Income Plus For Life) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life).



SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.



The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be a Covered Person. See "Civil Union and Same-Sex Marriage Partners" below.



For Riders issued with Nonqualified Contracts:



     -    both the spouses must be named as co-Owners of the Contract; or



     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



For Riders issued with Qualified Contracts:



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



     -    the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 29 for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.



Availability of Income Plus For Life Series Riders



You may elect an Income Plus For Life Series Rider at the time you purchase a Contract, provided:



     - the Rider is available for sale in the state where the Contract was sold;



     - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;



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


     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and



     - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Income Plus For Life Series Rider.



AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life Rider) must be under age 81 to purchase a Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to add a guaranteed minimum withdrawal benefit Rider to your Contract after you purchase a Contract under certain conditions. Please see Appendix C:
"Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with a guaranteed minimum withdrawal benefit Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for an Income Plus For Life Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:



     -    on the date we determine the death benefit;



     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or



     -    at full surrender of the Contract.



We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life or Income Plus For Life - Joint Life fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS PURCHASED PRIOR TO MAY 4, 2009. We describe the fees for Income Plus For Life Series Riders purchased prior to May 4, 2009 in Appendix D.



If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.



Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We may reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life - 5%



     - Income Plus For Life - Joint Life - 4.75% (4.25% in New York). Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life Rider, we use a lower Benefit Rate than we do under the Income Plus For Life Rider.



We may change the Benefit Rate we offer for this Rider. We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life) - the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or



     - (for Income Plus For Life - Joint Life) - either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



     -    the Benefit Rate for the Rider on the Lifetime Income Date; by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75% (4.25% in New
York), the Lifetime Income Amount is $4,750 = 4.75% x $100,000 ($4,250 = 4.25% x
$100,000 in New York).



We will reset the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life) is age 58 1/2 or older at the time.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately following the date the Covered Person (or youngest Covered Person for Income Plus For Life - Joint Life) attains age 58 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

Restrictions on Additional Purchase Payments



If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" in this section, below). Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;



     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor prior to electing an Income Plus For Life Series Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



Restrictions on Investment Options Under Income Plus For Life Series Riders



If you elect to purchase one of our Income Plus For Life Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



If you purchase one of our Income Plus For Life Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:



     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with one of our Income Plus For Life Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Moderate Trust



     -    Lifestyle Growth Trust



     -    Money Market Trust



     -    Core Allocation Trust



     -    Core Balanced Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.



AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The currently available Model Allocations are:



                        MODEL ALLOCATION
MODEL ALLOCATION NAME      PERCENTAGE                 PORTFOLIO NAME
---------------------   ----------------   ------------------------------------
CORE PLUS BALANCED
GROWTH & INCOME               24%          500 Index
                               9%          American Blue Chip Income and Growth
                              15%          American Bond
                               3%          American Global Small Capitalization
                               3%          American Growth
                               6%          American Growth-Income
                               3%          Global
                               9%          Investment Quality Bond
                               9%          Mutual Shares
                              16%          Total Bond Market Trust A
                               3%          Value

CORE PLUS BALANCED
TO GROWTH                     30%          500 Index
                               9%          American Blue Chip Income and Growth
                               9%          American Bond
                               3%          American Global Small Capitalization
                               6%          American Growth
                               6%          American Growth-Income
                               6%          Global
                               6%          Investment Quality Bond
                              12%          Mutual Shares
                              10%          Total Bond Market Trust A
                               3%          Value



A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $110,000 ($100,000 + $10,000).

Credits may increase one or more of our guarantees when you defer withdrawals.



CREDITS. On the date of the Prospectus, we offer the Rider with the following Credit features:



          -    Annual Credit Rate - 5.00%



          - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



          - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.



     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life Rider.



The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person of the Lifetime Income Date, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rate(s) we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rates and the Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.



EXAMPLE (Income Plus For Life): Assume that you purchase a Contract with an Income Plus For Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).



EXAMPLE (Income Plus For Life - Joint Life): Assume that you purchase a Contract with an Income Plus For Life - Joint Life Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 = 4.75% x $105,000 ($4,463 = 4.25% x $105,000 in New York).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 = 4.75% x $110,000 ($4,675 = 4.25% x $110,000 in New York).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 = 4.75% x $99,750 ($4,239 = 4.25% x $99,750 in New York).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount Adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



On the date of this prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.



The Ten Year Credit Rate we offer for this Rider is subject to change. We may offer a Ten Year Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, or a combination of these factors. We do not expect the Ten Year Credit Rate(s) we offer to be less than 100% or more than 200%, but provide no assurance that we will continue to offer the Rider within these ranges. The Ten Year Credit Period may also require that the Covered Person attain a certain age before the Credit is applied. Once you purchase this Rider, however, the Ten Year Credit Rates and the Ten Year Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



The Ten Year Credit in effect as of the date of this Prospectus does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only purchase the Rider based on the value of the other features it provides.



Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.




STEP-UPS. We offer the Income Plus For Life Series Riders with the following Step-Up Dates:



     - (for Income Plus For Life) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.



     - (for Income Plus For Life - Joint Life) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.



The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life and Income Plus For Life
- Joint Life, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page 40). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.



We also reserve the right to increase the rate of the fee for the Income Plus For Life Series Riders, up to a maximum rate of 1.20% on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while an Income Plus For Life Series Rider is in effect.



If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life Rider, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the

Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Withdrawals, Distributions and Settlements



OVERVIEW. Each of our Income Plus For Life Series Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



     - as a result of a Step-Up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



     -    if you make an Additional Purchase Payment up to specified limits.



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period.



EXCESS WITHDRAWALS. For the Income Plus For Life Series Riders, an Excess Withdrawal is:



     - a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see "Benefit Rate" above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or



     - a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     -    the Benefit Base minus the Withdrawal Amount.



EXAMPLE (Income Plus For Life): Assume that you purchase a Contract with an Income Plus For Life Rider when you are age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% x $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).



EXAMPLE (Income Plus For Life - Joint Life): Assume that you purchase a Contract with an Income Plus For Life - Joint Life Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% x $110,000 = $5,225 (4.25% x $110,000 =
$4,675 in New York). If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).



If you take withdrawals prior to the Lifetime Income Date, we reset the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life Rider. (See "Settlement Phase" in this section, below.)



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



     -    the Contract Value immediately after the Excess Withdrawal.



Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life): Assume that you purchase a Contract with an Income Plus For Life Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% x $80,000.



If your Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 will reduce the Benefit Base to $105,500 ($110,000 - $4,500).



EXAMPLE (Income Plus For Life - Joint Life): Assume that you purchase a Contract with an Income Plus For Life - Joint Life Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% x $80,000
($3,400 = 4.25% x $80,000 in New York).



If the Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 will reduce the Benefit Base to $105,225 ($110,000 - $4,775).



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:



     - if the withdrawals are taken under our Life Expectancy Distribution Program, or



     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. (Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.)



The Income Plus For Life Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" in this section, below. The Income Plus For Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.



We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" in this section below.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase a Income Plus For Life Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchase, the Income Made Easy Program provides an income for the lifetime of the Covered Person(s) beginning no earlier than the Lifetime Income Date.



The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a

Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will replace your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:



     -    you select option A, B or C; and



     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;



     -    reduce the death benefit and other optional benefits; and



     - cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



     - Qualified Death Benefit Stretch Distributions these are payments we calculate to comply with Code Section 401(a)(9), Section 403(b)(10),
          Section 408(b)(3), or Section 408A(c)(5); or



     - Required Minimum Distributions and "Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VIII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reset your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reset future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reset annual withdrawal amounts under your Rider. Please refer to the "Features" section of the Rider you are considering for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. Withdrawals you take under the Life Expectancy Distribution Program must be made while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us otherwise in writing. (Please see "Temporary Waiver of RMDs for 2009" in "VIII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase an Income Plus For Life Series Rider, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,



     - you purchased the Income Plus For Life Rider before the Covered Person (younger Covered Person for Income Plus For Life - Joint Life) attained age 58 1/2, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.



If you take an Excess Withdrawal, we will reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:



     -    the Guaranteed Minimum Death before the withdrawal; multiplied by



          -    the Withdrawal Amount; divided by



          -    the Contract Value before the withdrawal.



EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000). If instead you first take a withdrawal of $5,000, we will reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we will reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.



Automated withdrawals under our Life Expectancy Distribution program will reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year will reduce the Guaranteed Minimum Death Benefit in the same manner described above.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     -    the Contract Value reduces to zero at any time during a Contract Year;
          and



     -    there were no Excess Withdrawals during that Contract Year; and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.



     - (for Income Plus For Life) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - (for Income Plus For Life - Joint Life) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "Pay-out Period Provisions" in "V. Description of the Contract."



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our Income Plus For Life Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



     -    you reduce the Contract Value available for annuitization; and



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for tax considerations related to optional benefit Riders.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Impact of Death Benefits



Our Income Plus For Life Series Riders end if a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" below).

INCOME PLUS FOR LIFE. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED             THEN
OWNER IS:                   INCOME PLUS FOR LIFE:
---------------             ---------------------
1.   Not the Covered        -   may continue if the Beneficiary elects to continue the Contract
     Person and the             within the time we permit under our administrative rules. We will
     Beneficiary is the         automatically increase the Benefit Base to equal the initial death
     deceased Owner's           benefit we determine, if the death benefit is greater than the
     spouse                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                                Base and will assess the Rider Fee based on the recalculated Benefit
                                Base.

                            -   enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            -   continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life fee at that time.

2.   Not the Covered        -   may continue in the same manner as 1.
     Person and the
     Beneficiary is not     -   enters its Settlement Phase if a subsequent withdrawal would deplete
     the deceased Owner's       the Contract Value to zero, and the remaining Lifetime Income Amount
     spouse                     for the year of withdrawal is still greater than zero.

                            -   does not continue to be eligible for any Credits and Step-Ups, or a
                                Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life fee at that time.

3.   The Covered Person     -   ends without any further benefit.
     and the Beneficiary
     is the deceased
     Owner's spouse

4.   The Covered Person     -   ends without any further benefit.
     and the Beneficiary
     is not the deceased
     Owner's spouse



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life Rider fee (see "Fee for Income Plus For Life Series Riders" on page 40). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Tax Considerations



Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VIII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.



Termination of Rider



You may not terminate an Income Plus For Life Series Rider once it is in effect. However, the Income Plus For Life Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    (for Income Plus For Life) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life) the death of the last Covered Person remaining under the Rider;



     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or



     -    termination of the Contract.



You should consult with your financial advisor to assist you in determining whether an Income Plus For Life Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life Series Riders limit the Investment Options otherwise available under the Contract, require you to defer taking withdrawals to receive certain benefits, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed minimum withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life Series Rider is suitable for your needs, especially at older ages.

ANNUAL STEP-UP DEATH BENEFIT



You may elect the optional Annual Step-Up Death Benefit:



     - for an additional charge of 0.20% of the value of the Variable Investment Options;



     - as long as the oldest Owner of a Contract is not age 80 or older at the time of purchase (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.); and



     - if you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable.


Rider Benefit



The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:


     - the death benefit described under "Death Benefit During Accumulation Period"; or


     -    the Annual Step-Up Death Benefit.



The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday.



ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:



     (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and



     (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.



CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.



Termination of the Optional Annual Step-Up Death Benefit



The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the earlier of the Annuity Commencement Date or the Maturity Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.



Annual Step-Up Death Benefit Fee



A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.


Qualified Plans


If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your qualified tax advisor.



The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

                           VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see "VI. Optional Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) any withdrawal guaranteed under a Rider attached to the Contract,
iii) certain other "free Withdrawal Amounts" described below, iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years, v) payment of the Death Benefit or vi) Required Minimum Distributions. In no event may the total withdrawal charges exceed 6.00% of the amount invested.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next oldest second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                       JOHN HANCOCK USA & JOHN HANCOCK NY
                           MAXIMUM WITHDRAWAL CHARGE*
                     (as a percentage of Purchase Payments)

First Year     6.00%
Second Year    6.00%
Third Year     5.00%
Fourth Year    5.00%
Fifth Year     4.00%
Sixth Year     3.00%
Seventh Year   2.00%
Thereafter        0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.


For examples of calculation of the withdrawal charge, see Appendix A to this Prospectus.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

     -    the confinement began at least one year after the Contract Date;

     -    confinement was prescribed by a "Physician";

     - both the Owner and the Annuitant are alive as of the date we pay such total withdrawal;

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.


An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.


A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VIII. FEDERAL TAX MATTERS").


ANNUAL CONTRACT FEE



We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and us in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.


ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks.

Daily Administration Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Subaccount to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 30). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.



To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge in an amount equal to 1.20% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.


REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

PREMIUM TAXES


We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.



In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.



               PREMIUM TAX RATE(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%       2.35%
GUAM          4.00%       4.00%
ME(2)         0.00%       2.00%
NV            0.00%       3.50%
PR            1.00%       1.00%
SD(2)         0.00%       1.25%(3)
TX(4)         0.04%       0.04%
WV            1.00%       1.00%
WY            0.00%       1.00%


(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


(4)  Referred to as a "maintenance" tax.

                            VIII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.



This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)


SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.



When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.



Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversion to a Roth IRA.



If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.


You should consult a tax advisor for information on any optional benefit Riders.


CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS


(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.



You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.


For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year are treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions


There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:


     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.


Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.



Diversification Requirements


Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Required Minimum Distributions



Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.


TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).



Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.



In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.



If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.



The Act does not change:



     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and



     -    any RMD for calendar years after 2009.



In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.



Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.



You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.



Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.



Please consult your tax advisor to determine how the Act affects your RMDs.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;


     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or



     - from a retirement plan qualified under Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in
          Section 457(b) of the Code and make a "tax-free" rollover to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code The transfer must be a direct trustee-to-trustee transfer. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000 and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code.



Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.


In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a),or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:


     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.


These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.


If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SEE YOUR OWN TAX ADVISOR



The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                               IX. General Matters




DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.


The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor's own arrangement as a registered representative with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation


The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.


Revenue Sharing and Additional Compensation


In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.


We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.





Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, financial advisors who are registered representatives of such firms may be motivated to sell the variable annuity contracts of one issuer over another issuer, or one product over another product.

You should contact your financial advisor for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees, or other obligations.


STATEMENTS OF ADDITIONAL INFORMATION



Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.



JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H



Statement of Additional Information
Table of Contents



General Information and History...........................................     1
Services..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
State Variations Regarding Recognition of Same-Sex Couples................     3
Qualified Plan Types......................................................     4
Legal and Regulatory Matters..............................................     8
Appendix A: Audited Financial Statements..................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A



Statement of Additional Information
Table of Contents



General Information and History...........................................     1
Services..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
State Variations of Regarding Recognition of Same-Sex Couples.............     3
Qualified Plan Types......................................................     4
Legal and Regulatory Matters..............................................     8
Appendix A: Audited Financial Statements..................................   A-1



Financial Statements



The Statements of Additional information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charges

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of:

          -    10% of all purchase payments = .10 x ($30,000 + $20,000)
               = $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000.

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200.

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700.

EXAMPLE 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free withdrawal amount, which equals the greater of:



          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or


          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.


     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000.



     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.


          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $15,000 = $900.

          -    The total withdrawal charge is $1,500 + $900 = $2,400.

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free withdrawal amount for the partial, which equals the greater of:



          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000)
               = $5,000, or



          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.


     b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

     c) When the Contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of:

          - 10% of all Purchase Payments reduced by prior withdrawals during the year = .10 x ($30,000 + $20,000) - $5,000 = $0, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000.

     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000.

     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200.

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700.

                        Appendix B: Qualified Plan Types



         PLAN TYPE
--------------------------
TRADITIONAL IRAS             Section 408 of the Code permits eligible
                             individuals to contribute to an individual
                             retirement program known as an Individual
                             Retirement Annuity or IRA (sometimes referred to as
                             a traditional IRA to distinguish it from the Roth
                             IRA discussed below). IRAs are subject to limits on
                             the amounts that may be contributed and deducted,
                             the persons who may be eligible and the time when
                             distributions may commence. Also, distributions
                             from certain other types of qualified retirement
                             plans may be rolled over on a tax-deferred basis
                             into an IRA. The Contract may not, however, be used
                             in connection with an Education IRA under Section
                             530 of the Code. In general, unless you have made
                             non-deductible contributions to your IRA, all
                             amounts paid out from a traditional IRA contract
                             (in the form of an annuity, a single sum, death
                             benefits or partial withdrawal), are taxable to the
                             payee as ordinary income.

ROTH IRAS                    Section 408A of the Code permits eligible
                             individuals to contribute to a type of IRA known as
                             a Roth IRA. Roth IRAs are generally subject to the
                             same rules as non-Roth IRAs, but they differ in
                             certain significant respects. Among the differences
                             are that contributions to a Roth IRA are not
                             deductible and qualified distributions from a Roth
                             IRA are excluded from income

SIMPLE IRA PLANS             In general, under Section 408(p) of the Code a
                             small business employer may establish a SIMPLE IRA
                             retirement plan if the employer employed no more
                             than 100 employees earning at least $5,000 during
                             the preceding year. Under a SIMPLE IRA plan both
                             employees and the employer make deductible
                             contributions. SIMPLE IRAs are subject to various
                             requirements, including limits on the amounts that
                             may be contributed, the persons who may be
                             eligible, and the time when distributions may
                             commence. The requirements for minimum
                             distributions from a SIMPLE IRA retirement plan are
                             generally the same as those discussed above for
                             distributions from a traditional IRA. The rules on
                             taxation of distributions are also similar to those
                             that apply to a traditional IRA with a few
                             exceptions (please see the section titled
                             "Qualified Plan Types" in the Statement of
                             Additional Information for that information).

    SIMPLIFIED EMPLOYEE      Section 408(k) of the Code allows employers to
  PENSIONS (SEP - IRAS)      establish simplified employee pension plans for
                             their employees, using the employees' IRAs for such
                             purposes, if certain criteria are met. Under these
                             plans the employer may, within specified limits,
                             make deductible contributions on behalf of the
                             employees to IRAs. The requirements for minimum
                             distributions from a SEP - IRA, and rules on
                             taxation of distributions from a SEP - IRA, are
                             generally the same as those discussed above for
                             distributions from a traditional IRA.

      SECTION 403(B)         Section 403(b) of the Code permits public school
    QUALIFIED PLANS OR       employees and employees of certain types of
  TAX-SHELTERED ANNUITIES    tax-exempt organizations to have their employers
                             purchase annuity contracts for them and, subject to
                             certain limitations, to exclude the Purchase
                             Payments from gross income for tax purposes. There
                             also are limits on the amount of incidental
                             benefits that may be provided under a tax-sheltered
                             annuity. These Contracts are commonly referred to
                             as "tax-sheltered annuities." We currently are not
                             offering this Contract for use in a Section 403(b)
                             Qualified Plan except under limited circumstances.
                             Please see the Statement of Additional Information
                             for this information.

      CORPORATE AND          Sections 401(a) and 403(a) of the code permit
   SELF-EMPLOYED PENSION     corporate employers to establish various types of
  AND PROFIT-SHARING         tax-deferred retirement plans for employees. The
    PLANS (H.R. 10 AND       Self-Employed Individuals' Tax Retirement Act of
         KEOGH)              1962, as amended, commonly referred to as "H.R. -
                             10" or "Keogh," permits self-employed individuals
                             to establish tax-favored retirement plans for
                             themselves and their employees. Such retirement
                             plans may permit the purchase of annuity contracts
                             in order to provide benefits under the plans,
                             however, there are limits on the amount of
                             incidental benefits that may be provided under
                             pension and profit sharing plans.

  DEFERRED COMPENSATION      Section 457 of the Code permits employees of state
      PLANS OF STATE         and local governments and tax-exempt organizations
 AND LOCAL GOVERNMENTS AND   to defer a portion of their compensation without
 TAX-EXEMPT ORGANIZATIONS    paying current taxes. The employees must be
                             participants in an eligible deferred compensation
                             plan. A Section 457 plan must satisfy several
                             conditions, including the requirement that it must
                             not permit distributions prior to your separation
                             from service (except in the case of an unforeseen
                             emergency). When we make payments under a Section
                             457 Contract, the payment is taxed as ordinary
                             income.



For more detailed information about these plan types, you may request a Statement of Additional Information.

      Appendix C: Additional Availability of Guaranteed Minimum Withdrawal
                                 Benefit Riders


Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders


This section describes the conditions under which you may elect to purchase, or to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract, for one of the following optional GMWB Riders after you have purchased a Contract:



     - Income Plus For Life (if available in your state on your Contract Anniversary); or



     - Income Plus For Life - Joint Life (if available in your state on your Contract Anniversary).



Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.


DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:



     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange, for example, an existing Income Plus For Life Rider for a new Income Plus For Life - Joint Life Rider in connection with a previously issued Contract, we will terminate the existing Income Plus For Life Rider upon the effective date of the new Income Plus For Life - Joint Life Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments, and Step-Ups under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new Income Plus For Life Series Rider.



     - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new Income Plus For Life Series Rider if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under the Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less, during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new Income Plus For Life Series Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new Income Plus For Life Series Rider in one or more of the Investment Options we make available for that Rider. Your existing Rider may permit you to invest in Investment Options that are not available under a new Income Plus For Life Series Rider. If you choose to purchase a new Income Plus For Life Series Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new Income Plus For Life Series Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for Income Plus For Life Series Riders, please see "VI. Optional Benefits." You should consult with your financial advisor to assist you in determining which available individual Investment Option(s) or Model Allocation under a new Income Plus For Life Series Rider is best suited for your financial needs and risk tolerance.



     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new Income Plus For Life Series Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life Rider.



     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under your existing Rider for you to elect to purchase a new Income Plus For Life Series Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing Rider still has guaranteed benefits.



     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same version or type of Rider (e.g., Income Plus For Life for Income Plus For Life, or Income Plus For Life
          - Joint Life for

          Income Plus For Life - Joint Life) unless we agree otherwise. For these purposes, we treat Income Plus For Life Series Riders issued prior to May 4, 2009 as different Riders from Income Plus For Life Riders issued on or after May 4, 2009.



     - State of Issue Restriction - You may purchase an Income Plus For Life Series Rider only if it is then available in the state where we issued your Contract. You can find out if an Income Plus For Life Series Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078.



     - IRA Beneficiary Restriction - You may not purchase a new Income Plus For Life Series Rider in connection with a new or existing Beneficiary IRA (see "Availability of Income Plus For Life Series Riders" in "VI. Optional Benefits").



     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.



Before you purchase a new Income Plus For Life Series Rider:



     - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and


     - consult with your financial advisor to determine if the new Rider is appropriate for your needs and financial circumstances.


WHEN CAN I ELECT TO PURCHASE A NEW INCOME PLUS FOR LIFE SERIES RIDER?



We provide a thirty-day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new Income Plus For Life Series Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new Income Plus For Life Series Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a new Income Plus For Life Series Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.



Under our current administrative procedures, neither you nor a Beneficiary can exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



HOW DOES MY PURCHASE OF A NEW INCOME PLUS FOR LIFE SERIES RIDER AFFECT RIDER
FEES?



We charge you the annual Rider fee under your existing Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new Income Plus For Life Series Rider (i.e., the start of an Election Period). If you purchase a new Income Plus For Life Series Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).


The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:


                     INCOME PLUS FOR     INCOME PLUS FOR    INCOME PLUS FOR    INCOME PLUS FOR
FEES DEDUCTED FROM   LIFE (PURCHASED    LIFE - JOINT LIFE   LIFE (PURCHASED   LIFE - JOINT LIFE
     CONTRACT          ON OR AFTER      (PURCHASED ON OR        PRIOR TO       (PURCHASED PRIOR
     VALUE(1)          MAY 4, 2009)    AFTER MAY 4, 2009)     MAY 4, 2009)     TO MAY 4, 2009)
------------------   ---------------   ------------------   ---------------   -----------------
Maximum Fee(2)            1.20%               1.20%              1.20%              1.20%
Current Fee               0.90%               0.90%              0.60%              0.60%



(1)  Fees are shown as a percentage of the Adjusted Benefit Base.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a "Step-Up" of the Benefit Base to equal the Contract Value.



Please see "VI. Optional Benefits" or "Appendix D: Information about Income Plus For Life Series Riders Available Prior to May 4, 2009" for additional information on the fee for each Income Plus For Life Series Rider.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW INCOME PLUS FOR LIFE SERIES RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



INITIAL ANNUAL GUARANTEE ON NEW RIDER    INCOME PLUS FOR LIFE      INCOME PLUS FOR LIFE - JOINT LIFE
-------------------------------------   ----------------------   -------------------------------------
Lifetime Income Amount(1)               5.0% of Contract Value          4.75% of Contract Value
                                                                 (4.25% of Contract Value in New York)



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus For Life - Joint
     Life) is at least 58 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the Prospectus.



Please see "VI. Optional Benefits" for additional information about reductions and the annual "permitted" amounts under a new Income Plus For Life Series Rider.



We will decrease amounts guaranteed under a new Income Plus For Life Series Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW INCOME PLUS FOR LIFE SERIES RIDER?



If you purchase a new Income Plus For Life Series Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing Rider. For Credit information, see the "Credit" section specific to each Rider.


Impact of Purchase Payments


Since the initial guarantees and other benefits under a new Income Plus For Life Series Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.



WHAT IS THE IMPACT OF A NEW INCOME PLUS FOR LIFE SERIES RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. We will reduce the death benefit on a dollar for dollar basis if



     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,



     - you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



However, if you take any Excess Withdrawals, we will deduct the entire Withdrawal Amount on a pro rata basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the entire Withdrawal Amount divided by your Contract Value prior to the withdrawal).



Please see "VI. Optional Benefits" for additional information on the effect of withdrawals under a an Income Plus For Life Series Rider.

Continuation of Contract after death benefits become payable


Coverage under our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed Owner if the Owner is a non-natural person).



CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life Series Rider ends as described in its respective section in "VI. Optional Benefits."



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life Series Rider may continue as described in its respective section in "VI. Optional Benefits".



If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current Rider to the impact on death benefits under a different Rider.

        Appendix D: Information about Income Plus For Life Series Riders
                         Available Prior to May 4, 2009



This Appendix provides information about the versions of our Income Plus For Life and Income Plus For Life - Joint Life Riders, collectively referred to as the "INCOME PLUS FOR LIFE SERIES" RIDERS, that were offered for purchase prior to May 4, 2009. This version of the Income Plus For Life - Joint Life Rider was not available in New York.



The general information about Income Plus For Life Series Riders contained in "VI. Optional Benefits" also applies to the versions of the Riders described in this Appendix. In particular, you should read the sections on:



     -    Availability, including age restrictions,



     - Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders,



     - Impact of Additional Purchase Payments on Benefit Base and Lifetime Income Amount,


     - Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments,

     -    Additional Annuity Options,

     -    Tax Considerations, and


     - Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.



FEATURES OF INCOME PLUS FOR LIFE SERIES RIDERS (PURCHASED PRIOR TO MAY 4, 2009)



This section describes only those features of the Income Plus For Life Series Riders that differ between Riders purchased on or after May 4, 2009 and Riders purchased prior to May 4, 2009.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.



Lifetime Income Date


The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:

     - (for Income Plus For Life) you are age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 59 1/2 .

     - (for Income Plus For Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.


We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).



Increases in Guaranteed Amounts


CREDITS. We offer the Income Plus For Life Rider with the following Credit features:

     -    Annual Credit Rate - 7%


     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.


     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.


     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:


               - the 10th Contract Anniversary after the effective date of the Income Plus For Life Rider; or

               - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life): Assume that you purchase a Contract with an Income Plus For Life Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life): Assume that you purchase a Contract with an Income Plus For Life - Joint life Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,083 (4.75% x $107,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,415 (4.75% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,337 (4.75% x $112,350).


Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or


     -    the Target Amount.

The "Ten Year Credit Period" will exceed ten Contract Years if you purchase this Rider before a Covered Person attains age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders



If you purchase any of our Income Plus For Life Series Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:



     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with any of our currently offered Income Plus For Life Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:



     -    American Asset Allocation Trust (restricted May 4, 2009)



     -    American Fundamental Holdings Trust (restricted May 4, 2009)



     -    Core Allocation Plus Trust (restricted May 4, 2009)



     -    Franklin Templeton Founding Allocation Trust (restricted May 4, 2009)



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust



     -    Lifestyle Moderate Trust



     -    Money Market Trust



     -    Core Allocation Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Balanced Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above on the last day it was available, you may continue to allocate Additional Purchase Payments to that restricted individual Investment Option. You will not be able to transfer amounts from another Investment Option to the restricted individual Investment Option. You will no longer be able to use that individual Investment Option, however, if you transfer all of your Contract Value out of that individual Investment Option to any of the available individual Investment Options or to any Model Allocation.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.



AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract

Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.



The available Model Allocations are:



        MODEL ALLOCATION           MODEL ALLOCATION
              NAME                    PERCENTAGE                 PORTFOLIO NAME
--------------------------------   ----------------   ------------------------------------
Core Plus Balanced Growth and              3%         American Global Small Capitalization
Income (available beginning May            3%         American Growth
4, 2009 to new and existing                3%         Global
Contracts)                                 3%         Value Trust
                                           9%         Mutual Shares
                                           9%         American Blue Chip Income and Growth
                                           6%         American Growth-Income
                                          15%         American Bond
                                           9%         Investment Quality Bond
                                          24%         500 Index Trust
                                          16%         Total Bond Market

Core Plus Balanced to Growth               3%         American Global Small Capitalization
(available beginning May 4, 2009           6%         American Growth
to new and existing Contracts)             6%         Global
                                           3%         Value Trust
                                          12%         Mutual Shares
                                           9%         American Blue Chip Income and Growth
                                           6%         American Growth-Income
                                           9%         American Bond
                                           6%         Investment Quality Bond
                                          30%         500 Index Trust
                                          10%         Total Bond Market

Balanced: Growth & Income                  5%         American Global Small Capitalization
(closed version - available                5%         American Growth
beginning September 2, 2008 to             5%         Global
new and existing Contracts, and            5%         Value Trust
restricted May 1, 2009)                   15%         Mutual Shares
                                          15%         American Blue Chip Income and Growth
                                          10%         American Growth-Income
                                          25%         American Bond
                                          15%         Investment Quality Bond

        MODEL ALLOCATION           MODEL ALLOCATION
              NAME                    PERCENTAGE                 PORTFOLIO NAME
--------------------------------   ----------------   ------------------------------------
Balanced Toward Growth                     5%         American Global Small Capitalization
(closed version - available               10%         American Growth
beginning September 2, 2008               10%         Global
to new and existing                        5%         Value Trust
Contracts, and restricted                 20%         Mutual Shares
May 1, 2009)                              15%         American Blue Chip Income and Growth
                                          10%         American Growth-Income
                                          15%         American Bond
                                          10%         Investment Quality Bond

Growth Focus                               5%         American Global Small Capitalization
(closed version - available                5%         Mid Cap Stock
beginning September 2, 2008               15%         American Growth
to new and existing                       10%         Global
Contracts, and restricted                  5%         Value Trust
May 1, 2009)                              20%         Mutual Shares
                                          15%         American Blue Chip Income and Growth
                                          15%         American Growth-Income
                                          10%         American Bond

Balanced: Growth & Income                  5%         American Global Small Capitalization
(closed version, available                 5%         American Growth
only for Contracts issued                  5%         Global
between February 11, 2008                  5%         Mid Cap Value Trust
and August 29, 2008)(1)                   15%         Mutual Shares
                                          15%         American Blue Chip Income and Growth
                                          10%         American Growth-Income
                                          25%         American Bond
                                          15%         Investment Quality Bond

Balanced Toward Growth                     5%         American Global Small Capitalization
(closed version - available               10%         American Growth
only for Contracts issued                 10%         Global
between February 11, 2008                  5%         Mid Cap Value Trust
and August 29, 2008)(1)                   20%         Mutual Shares
                                          15%         American Blue Chip Income and Growth
                                          10%         American Growth-Income
                                          15%         American Bond
                                          10%         Investment Quality Bond

Growth Focus                               5%         American Global Small Capitalization
(closed version, available                 5%         Mid Cap Stock
only for Contracts issued                 15%         American Growth
between February 11, 2008                 10%         Global
and August 29, 2008)(1)                    5%         Mid Cap Value Trust
                                          20%         Mutual Shares
                                          15%         American Blue Chip Income and Growth
                                          15%         American Growth-Income
                                          10%         American Bond



(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.



A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

                 APPENDIX U: Tables of Accumulation Unit Values



The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.



We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).



The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:



     -    Venture(R) Opportunity Contracts with no optional benefit Riders; and



     - Venture(R) Opportunity Contracts issued with an Annual Step-Up Death Benefit Rider.


Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity B Shares

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                            ACCUMULATION UNIT VALUES
                  VENTURE OPPORTUNITY B-SHARE VARIABLE ANNUITY

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.297        --        --        --        --        --        --        --        --        --
No. of Units                 529        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.281        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
AMERICAN ASSET ALLOCATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.195        --        --        --        --        --        --        --        --        --
No. of Units              61,761        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.178        --        --        --        --        --        --        --        --        --
No. of Units              28,329        --        --        --        --        --        --        --        --        --
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.462        --        --        --        --        --        --        --        --        --
No. of Units              36,789        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.447        --        --        --        --        --        --        --        --        --
No. of Units              18,688        --        --        --        --        --        --        --        --        --
AMERICAN BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      11.135        --        --        --        --        --        --        --        --        --
No. of Units              34,283        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      11.115        --        --        --        --        --        --        --        --        --
No. of Units              18,793        --        --        --        --        --        --        --        --        --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.048        --        --        --        --        --        --        --        --        --
No. of Units              41,745        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.032        --        --        --        --        --        --        --        --        --
No. of Units              30,985        --        --        --        --        --        --        --        --        --
AMERICAN GLOBAL GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.319        --        --        --        --        --        --        --        --        --
No. of Units               1,819        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.305        --        --        --        --        --        --        --        --        --
No. of Units               1,806        --        --        --        --        --        --        --        --        --

Venture Opportunity B Shares

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       6.428        --        --        --        --        --        --        --        --        --
No. of Units              15,857        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       6.417        --        --        --        --        --        --        --        --        --
No. of Units               7,999        --        --        --        --        --        --        --        --        --
AMERICAN GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.442        --        --        --        --        --        --        --        --        --
No. of Units              25,498        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.428        --        --        --        --        --        --        --        --        --
No. of Units              10,363        --        --        --        --        --        --        --        --        --
AMERICAN GROWTH-INCOME TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.287        --        --        --        --        --        --        --        --        --
No. of Units              32,179        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.272        --        --        --        --        --        --        --        --        --
No. of Units              13,192        --        --        --        --        --        --        --        --        --
AMERICAN HIGH-INCOME BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.695        --        --        --        --        --        --        --        --        --
No. of Units                 819        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.678        --        --        --        --        --        --        --        --        --
No. of Units                 399        --        --        --        --        --        --        --        --        --
AMERICAN INTERNATIONAL TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.064        --        --        --        --        --        --        --        --        --
No. of Units               1,059        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.050        --        --        --        --        --        --        --        --        --
No. of Units                 864        --        --        --        --        --        --        --        --        --
AMERICAN NEW WORLD TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.801        --        --        --        --        --        --        --        --        --
No. of Units               1,393        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.787        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --

Venture Opportunity B Shares

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
CORE ALLOCATION PLUS TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.986        --        --        --        --        --        --        --        --        --
No. of Units              12,975        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.970        --        --        --        --        --        --        --        --        --
No. of Units               1,808        --        --        --        --        --        --        --        --        --
CORE EQUITY TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       6.269        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       6.258        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.644        --        --        --        --        --        --        --        --        --
No. of Units              19,327        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.629        --        --        --        --        --        --        --        --        --
No. of Units              18,799        --        --        --        --        --        --        --        --        --
FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.146        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.132        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
GLOBAL BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      11.357        --        --        --        --        --        --        --        --        --
No. of Units               1,329        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      11.337        --        --        --        --        --        --        --        --        --
No. of Units                  61        --        --        --        --        --        --        --        --        --
GLOBAL TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.468        --        --        --        --        --        --        --        --        --
No. of Units              18,945        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.453        --        --        --        --        --        --        --        --        --
No. of Units               7,211        --        --        --        --        --        --        --        --        --

Venture Opportunity B Shares

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INTERNATIONAL CORE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.741        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.725        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.601        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.589        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.124        --        --        --        --        --        --        --        --        --
No. of Units               4,200        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.110        --        --        --        --        --        --        --        --        --
No. of Units                 494        --        --        --        --        --        --        --        --        --
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      11.996        --        --        --        --        --        --        --        --        --
No. of Units              17,211        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      11.975        --        --        --        --        --        --        --        --        --
No. of Units               9,161        --        --        --        --        --        --        --        --        --
LIFESTYLE BALANCED TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.008        --        --        --        --        --        --        --        --        --
No. of Units              40,265        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.992        --        --        --        --        --        --        --        --        --
No. of Units              11,513        --        --        --        --        --        --        --        --        --
LIFESTYLE CONSERVATIVE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      10.525        --        --        --        --        --        --        --        --        --
No. of Units               6,226        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      10.507        --        --        --        --        --        --        --        --        --
No. of Units               5,633        --        --        --        --        --        --        --        --        --

Venture Opportunity B Shares

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LIFESTYLE GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.490        --        --        --        --        --        --        --        --        --
No. of Units              55,741        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.475        --        --        --        --        --        --        --        --        --
No. of Units              12,485        --        --        --        --        --        --        --        --        --
LIFESTYLE MODERATE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.709        --        --        --        --        --        --        --        --        --
No. of Units              15,795        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.692        --        --        --        --        --        --        --        --        --
No. of Units               3,213        --        --        --        --        --        --        --        --        --
MID CAP INTERSECTION TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.735        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.721        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
MID CAP STOCK TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.745        --        --        --        --        --        --        --        --        --
No. of Units               2,292        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.731        --        --        --        --        --        --        --        --        --
No. of Units               1,415        --        --        --        --        --        --        --        --        --
MID CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.138        --        --        --        --        --        --        --        --        --
No. of Units               7,238        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.124        --        --        --        --        --        --        --        --        --
No. of Units               1,848        --        --        --        --        --        --        --        --        --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      12.522        --        --        --        --        --        --        --        --        --
No. of Units              12,490        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      12.500        --        --        --        --        --        --        --        --        --
No. of Units               7,143        --        --        --        --        --        --        --        --        --

Venture Opportunity B Shares

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
MUTUAL SHARES TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.343        --        --        --        --        --        --        --        --        --
No. of Units              48,011        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.329        --        --        --        --        --        --        --        --        --
No. of Units              19,243        --        --        --        --        --        --        --        --        --
SMALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.248        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       8.234        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
SMALL CAP INTRINSIC VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       5.747        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       5.737        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
SMALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.731        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       9.713        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      12.244        --        --        --        --        --        --        --        --        --
No. of Units               1,531        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year      12.222        --        --        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --
VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity B-Share Contracts with No Optional Benefits
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.802        --        --        --        --        --        --        --        --        --
No. of Units               6,078        --        --        --        --        --        --        --        --        --
Venture Opportunity B-Share Contracts with the Annual Step Death Benefit
Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       7.788        --        --        --        --        --        --        --        --        --
No. of Units               3,901        --        --        --        --        --        --        --        --        --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 1, 2009


                              [JOHN HANCOCK LOGO]

                       Statement of Additional Information
       John Hancock Life Insurance Company of New York Separate Account A

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a "Contract and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York as follows:

                  PROSPECTUSES ISSUED BY JOHN HANCOCK NEW YORK
           (to be read with this Statement of Additional Information)
               Venture (R) Opportunity A Share Variable Annuities
               Venture (R) Opportunity B Share Variable Annuities

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

          JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
          ANNUITIES SERVICE CENTER                    MAILING ADDRESS
          164 Corporate Drive                         Post Office Box 9506
          Portsmouth, NH 03801-6815                   Portsmouth, NH 03802-9506
          (877) 391-3748 or                           www.jhannuitiesnewyork.com
          (800) 551-2078


JHNY SEP ACCT A SAI 05/09

                                Table of Contents

GENERAL INFORMATION AND HISTORY.............................................1
SERVICES....................................................................1
     Independent Registered Public Accounting Firm..........................1
     Servicing Agent........................................................1
     Principal Underwriter..................................................1
     Special Compensation and Reimbursement Arrangements....................2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES..................3
QUALIFIED PLAN TYPES........................................................4
LEGAL AND REGULATORY MATTERS................................................8
APPENDIX A: FINANCIAL STATEMENTS............................................A-1

                         General Information and History


John Hancock Life Insurance Company of New York Separate Account A (the "Separate Account") (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York ("we" or "us"), a stock life insurance company organized under the laws of New York in 1992. John Hancock New York's principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. It also has an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.


Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                                    Services

Independent Registered Public Accounting Firm


The financial statements of John Hancock Life Insurance Company of New York at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2008 and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

      - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

      -     semimonthly commission statements;

      -     monthly summaries of agent production and daily transaction reports;

      -     semiannual statements for contract owners; and

      -     annual contract owner tax reports.


We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.


Principal Underwriter


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2008, 2007, and 2006 were $597,650,909, $657,183,413, and $516,555,523, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.


Currently, Edward Jones & Company, a member firm of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") is the exclusive distributor soliciting sales of the Venture Opportunity variable annuity contract. We anticipate making revenue sharing payments of more than $5,000 to Edward Jones & Company with respect to Venture Opportunity annuity business during calendar year 2008.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.


The sums paid to Edward Jones & Company do not necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.


We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.


We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.



           State Variations Regarding Recognition of Same-Sex Couples



The Federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:



               STATE                    TYPE OF JURISDICTION            RELATED RULE
             California                 Domestic Partnership

             Connecticut                    Civil Union,
                                          Same-Sex Marriage
        District of Columbia            Domestic Partnership
               Hawaii            Reciprocal Beneficiary Relationship
               Iowa                      Same-Sex Marriage
               Maine                   Domestic Partnerships
              Maryland                  Domestic Partnership
            Massachusetts                Same-Sex Marriage
            New Hampshire                   Civil Union
             New Jersey                     Civil Union,                Also recognizes spouses of same-sex marriages who

      STATE                    TYPE OF JURISDICTION                               RELATED RULE
                                Domestic Partnership           were married  in another jurisdiction
    New York                            --                     Recognizes spouses of civil unions and same-sex
                                                               marriages who were married in another jurisdiction
     Oregon                    Domestic Partnership

   Rhode Island                         --                     Recognizes spouses of civil unions and same-sex
                                                               marriages who were married in another jurisdiction

     Vermont                    Same-Sex Marriage
   Washington                  Domestic Partnership



                              Qualified Plan Types



TRADITIONAL IRAs



Individual Retirement Annuities



Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.



The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.



Distributions



In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.



The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.



ROTH IRAs



Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.



Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:



      -     made after the Owner attains age 59 1/2;



      -     made after the Owner's death;



      -     attributable to the Owner being disabled; or



      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t) (2) (F) of the Code.



In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.



Conversion or Direct Rollover to a Roth IRA



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



      -     you have adjusted gross income over $100,000; or



      -     you are a married tax payer filing a separate return.



These restrictions do not apply in tax years beginning after December 31, 2009.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.



SIMPLE IRA PLANS



In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.



SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)



Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.



SECTION 403(b) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.



Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.



Restrictions on Section 403(b) Qualified Plans



AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.



OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.



ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.



We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.



WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:



      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;



      -     earnings on those contributions; and



      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.



These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)



LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.



COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.



Restrictions Under the Texas Optional Retirement Program



Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:



      - termination of employment in all Texas public institutions of higher education;



      -     retirement;



      -     death; or



      -     the participant's attainment of age 70 1/2.



Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.



CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS



Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.



Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.



DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS



Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.



A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).



When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      -     the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                        APPENDIX A: Financial Statements

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
Years Ended December 31, 2008, 2007, and 2006

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                     INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................... F-2

Audited Financial Statements:

   Balance Sheets-
   As of December 31, 2008 and 2007......................................... F-3

   Statements of Operations-
   For the Years Ended December 31, 2008, 2007, and 2006.................... F-4

   Statements of Changes in Shareholder's Equity and Comprehensive Income-
   For the Years Ended December 31, 2008, 2007, and 2006.................... F-5

   Statements of Cash Flows-
   For the Years Ended December 31, 2008, 2007, and 2006.................... F-6

   Notes to Financial Statements............................................ F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the "Company") as of December 31, 2008 and 2007, and the related statements of operations, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2008 and 2007 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

                                                   /s/ ERNST & YOUNG LLP

Boston, MA
April 16, 2009

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                BALANCE SHEETS

                                                                                                 December 31,
                                                                                             ----------------------
                                                                                                2008        2007
                                                                                             ----------------------
                                                                                                (in thousands)
Assets
 Investments
 Fixed maturities:
   Available-for-sale--at fair value
   (amortized cost: 2008--$670,054; 2007--$510,322).........................................   $725,526  $  528,685
 Investment in unconsolidated affiliate.....................................................        800         800
 Policy loans...............................................................................     43,226      35,092
 Short-term investments.....................................................................    514,258     194,215
 Other invested assets......................................................................         79          83
                                                                                             ----------- ----------
   Total Investments........................................................................  1,283,889     758,875

 Cash and cash equivalents..................................................................     63,746      33,093
 Accrued investment income..................................................................     18,674      18,554
 Deferred policy acquisition costs and deferred sales inducements...........................    599,054     431,254
 Amounts due from affiliates................................................................         17         443
 Reinsurance recoverable....................................................................     54,470      40,308
 Embedded derivatives recoverable for certain separate account guarantees...................     40,182      19,959
 Other assets...............................................................................     11,435       9,472
 Separate account assets....................................................................  4,864,500   6,513,671
                                                                                             ----------- ----------
   Total Assets............................................................................. $6,935,967  $7,825,629
                                                                                             ----------- ----------

Liabilities and Shareholder's Equity
Liabilities
 Future policy benefits.....................................................................   $867,327  $  634,018
 Policyholders' funds.......................................................................      2,890       2,797
 Unearned revenue...........................................................................     41,947      18,054
 Unpaid claims and claim expense reserves...................................................      6,577       1,762
 Amounts due to affiliates..................................................................     18,166      22,680
 Amounts payable for securities.............................................................          -       5,157
 Current income tax payable.................................................................     16,152      38,588
 Deferred income tax liability..............................................................     61,030      73,425
 Embedded derivatives payable for certain separate account guarantees.......................    275,495      48,246
 Other liabilities..........................................................................     41,135      31,813
 Separate account liabilities...............................................................  4,864,500   6,513,671
                                                                                             ----------- ----------
   Total Liabilities........................................................................  6,195,219   7,390,211

Commitments and Legal Proceedings (Note 7)

Shareholder's Equity
 Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,002 and 2,000,001 shares
   issued and outstanding at December 31, 2008 and 2007, respectively)......................      2,000       2,000
 Additional paid-in capital.................................................................    413,306     113,306
 Retained earnings..........................................................................    298,205     308,478
 Accumulated other comprehensive income.....................................................     27,237      11,634
                                                                                             ----------- ----------
   Total Shareholder's Equity...............................................................    740,748     435,418
                                                                                             ----------- ----------
   Total Liabilities and Shareholder's Equity............................................... $6,935,967  $7,825,629
                                                                                             ----------- ----------

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF OPERATIONS

                                                                         Years ended December 31,
                                                                       ----------------------------
                                                                         2008      2007      2006
                                                                       ----------------------------
                                                                              (in thousands)
Revenues
 Premiums............................................................. $ 17,894  $  5,376  $    164
 Fee income...........................................................  162,777   154,376   110,718
 Net investment income................................................  173,579   172,360   136,194
 Net realized investment and other gains (losses).....................   10,058    (5,749)   (2,657)
                                                                       --------  --------  --------
     Total revenues...................................................  364,308   326,363   244,419

Benefits and expenses
 Benefits to policyholders............................................  366,299    75,041    30,548
 Amortization of deferred policy acquisition costs and deferred sales
   inducements........................................................  (35,091)   38,260    61,840
 Other operating costs and expenses...................................   54,527    50,072    39,655
                                                                       --------  --------  --------
     Total benefits and expenses......................................  385,735   163,373   132,043
                                                                       --------  --------  --------

(Loss) income before income taxes.....................................  (21,427)  162,990   112,376

Income tax (benefit) expense..........................................  (11,154)   48,261    39,903
                                                                       --------  --------  --------

Net (loss) income..................................................... $(10,273) $114,729  $ 72,473
                                                                       --------  --------  --------

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                    STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                 Additional           Accumulated Other     Total
                                        Capital   Paid-in   Retained    Comprehensive   Shareholder's Outstanding
                                        Stock     Capital   Earnings       Income          Equity       Shares
                                        ------------------------------------------------------------------------
                                                                    (in thousands)
Balance at January 1, 2006............. $2,000    $113,306  $121,276       $    69        $236,651       2,000
Comprehensive income:
  Net income...........................                       72,473                        72,473
    Other comprehensive income, net
     of tax:
     Net unrealized investment
      gains............................                                        958             958
                                                                                          --------
Comprehensive income...................                                                     73,431
                                        ------------------------------------------------------------------------
Balance at December 31, 2006........... $2,000    $113,306  $193,749       $ 1,027        $310,082       2,000
  Comprehensive income:
    Net income.........................                      114,729                       114,729
     Other comprehensive income,
      net of tax:
       Net unrealized investment
        gains..........................                                     10,607          10,607
                                                                                          --------
Comprehensive income...................                                                    125,336
                                        ------------------------------------------------------------------------
Balance at December 31, 2007........... $2,000    $113,306  $308,478       $11,634        $435,418       2,000
  Comprehensive income:
    Net loss...........................                      (10,273)                      (10,273)
     Other comprehensive income,
      net of tax:
       Net unrealized investment
        gains..........................                                     15,603          15,603
                                                                                          --------
Comprehensive income...................                                                      5,330

Capital contribution from Parent.......            300,000                                 300,000
                                        ------------------------------------------------------------------------
Balance at December 31, 2008........... $2,000    $413,306  $298,205       $27,237        $740,748       2,000
                                        ------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                               Years ended December 31,
                                                                            -------------------------------
                                                                              2008        2007       2006
                                                                            -------------------------------
                                                                                    (in thousands)
Cash flows from operating activities:
Net (loss) income.......................................................... $(10,273)  $ 114,729  $  72,473
Adjustments to reconcile net income to net cash provided by operating activities:
   Net realized investment (gains) losses..................................  (10,058)      5,749      2,657
   Increase in reinsurance recoverable.....................................  (14,162)     (8,904)   (14,228)
   Amortization of deferred policy acquisition costs and deferred sales
     inducements...........................................................  (35,091)     38,260     61,840
   Capitalization of deferred policy acquisition costs and deferred sales
     inducements........................................................... (142,500)   (139,185)  (114,573)
   Increase in accrued investment income...................................     (120)     (1,944)    (4,061)
   Decrease in other assets and other liabilities, net.....................   222,832     66,389     40,514
   Increase in policyholder liabilities and accruals, net..................   129,739     31,565     13,641
   (Decrease) increase in deferred income taxes............................  (20,826)     15,075      2,322
                                                                            -------------------------------
Net cash provided by operating activities..................................   119,541    121,734     60,585
                                                                            -------------------------------

Cash flows from investing activities:
   Sales of:
     Fixed maturities......................................................   122,486     30,918     45,385
   Maturities of:
     Fixed maturities......................................................   112,521    108,552     94,433
   Purchases of:
     Fixed maturities...................................................... (389,489)   (293,284)  (243,091)
     Other invested assets.................................................      (29)        (83)         -
   Net purchases of short-term investments................................. (320,215)    (41,161)    16,675
   Policy loans advanced, net..............................................   (8,134)     (6,747)    (6,781)
   Net change in payable for undeliverable securities......................   (5,157)      5,160          -
                                                                            -------------------------------
Net cash used in investing activities...................................... (488,017)   (196,645)   (93,379)
                                                                            -------------------------------

Cash flows from financing activities:
   Capital contribution from Parent........................................   300,000          -          -
   Deposits and interest credited to policyholder account balances.........   462,623    345,150    224,127
   Net transfers to separate accounts from policyholders' funds............ (227,428)   (157,569)   (98,483)
   Return of policyholder funds............................................ (136,066)   (105,025)   (91,546)
                                                                            -------------------------------
Net cash provided by financing activities..................................   399,129     82,556     34,098
                                                                            -------------------------------

Net increase in cash and cash equivalents..................................    30,653      7,645      1,304
Cash and cash equivalents at beginning of year.............................    33,093     25,448     24,144
                                                                            -------------------------------
Cash and cash equivalents at end of year...................................   $63,746  $  33,093  $  25,448
                                                                            -------------------------------

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                    (IN THOUSANDS UNLESS OTHERWISE STATED)

Note 1--Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the "Company") is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"). JHUSA is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York. These products, including individual life insurance, individual and group fixed and variable annuities, and group pension contracts, are sold through an extensive network of agents, securities dealers, and other financial institutions.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company's investment in John Hancock Investment Management Services, LLC ("JHIMS"), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate. Other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts are included in net investment income. Impairments in value deemed to be other-than-temporary are reported as a component of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Derivative Financial Instruments. The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. Deferred policy acquisition costs ("DAC") are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 1--Summary of Significant Accounting Policies - (continued)


For annuity, group pension contracts, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company's Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds are primarily related to group pension contracts and are equal to the total of the policyholder account values before surrender charges. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 1--Summary of Significant Accounting Policies - (continued)


Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due.

Deposits related to universal life contracts are credited to policyholders' account balances. Revenues from these contracts, as well as separate accounts, annuities and group pension contracts, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" ("SFAS No. 161")

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS
No. 133. SFAS No. 161 will be effective for the Company's financial statements in 2009. The adoption of this guidance is not expected to have any material impact on the Company's Balance Sheets or Statements of Operations.

   Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157")

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS
No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, classified in three levels ("Level 1, 2 and 3") with the most observable input level being Level 1. The impact of changing of valuation methods to comply with SFAS No. 157 resulted in adjustments to actuarial liabilities, which were recorded as a decrease in net income of $14.3 million, net of tax, as of January 1, 2008.

   FASB Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN No. 48")

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company's financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 retained earnings. Adoption of FIN No. 48 had no material impact on the Company's Balance Sheets at December 31, 2007 or Statements of Operations for the year ended December 31, 2007.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 1--Summary of Significant Accounting Policies - (continued)


   AICPA Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no material impact to the Company's Balance Sheets or Statements of Operations.

Note 2--Investments

Fixed Maturities

The Company's investments in fixed maturities classified as available-for-sale are summarized below:

                                                                                December 31, 2008
                                                                 ------------------------------------------------
                                                                                    Gross      Gross
                                                                                  Unrealized Unrealized
                                                                 Amortized Cost     Gains      Losses   Fair Value
                                                                 ------------------------------------------------
Fixed maturities:
   Corporate securities.........................................    $339,083       $22,522     $2,728    $358,877
   Debt securities issued by foreign governments................       2,010            30          -       2,040
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies..................................     328,961        35,680         32     364,609
                                                                 ------------------------------------------------
   Total fixed maturities available-for-sale....................    $670,054       $58,232     $2,760    $725,526
                                                                 ------------------------------------------------

                                                                                December 31, 2007
                                                                 ------------------------------------------------
                                                                                    Gross      Gross
                                                                                  Unrealized Unrealized
                                                                  Amortized Cost    Gains      Losses   Fair Value
                                                                 ------------------------------------------------
Fixed maturities:
   Corporate securities.........................................    $212,563       $ 5,264     $   45    $217,782
   Debt securities issued by foreign governments................       8,596             7          5       8,598
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies..................................     289,163        13,142          -     302,305
                                                                 ------------------------------------------------
   Total fixed maturities available-for-sale....................    $510,322       $18,413     $   50    $528,685
                                                                 ------------------------------------------------

The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below:

                                             Amortized Cost       Fair Value
                                            ------------------------------
    Fixed maturities:
    Due in one year or less................    $112,929            $113,314
    Due after one year through five years..     289,639             308,203
    Due after five years through ten years.     168,538             184,464
    Due after ten years....................      98,948             119,545
                                            ---------------       ----------
       Total...............................    $670,054            $725,526
                                            ---------------       ----------

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 2--Investments - (continued)


Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than- temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other-than-temporary impairments, and
(4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

      Unrealized Losses on Fixed Maturity Securities -- By Investment Age

                                                                 Year ended December 31, 2008
                                                  -----------------------------------------------------------
                                                  Less than 12 months  12 months or more         Total
                                                  -----------------------------------------------------------
                                                  Carrying
                                                   Value   Unrealized Carrying Unrealized Carrying Unrealized
                                                             Losses    Value     Losses    Value     Losses
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------
Corporate securities............................. $ 96,056   $2,728    $    -    $    -   $ 96,056   $2,728
U.S. Treasury securities and obligations of U.S.     9,984       32         -         -      9,984       32
  government corporations and agencies...........
                                                  -----------------------------------------------------------
Total............................................ $106,040   $2,760    $    -    $    -   $106,040   $2,760

                                                  -----------------------------------------------------------

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 2--Investments - (continued)


                                          Year ended December 31, 2007
                           -----------------------------------------------------------
                           Less than 12 months  12 months or more         Total
                           -----------------------------------------------------------
                           Carrying Unrealized Carrying Unrealized Carrying Unrealized
                            Value     Losses    Value     Losses    Value     Losses
                           -----------------------------------------------------------
                           -----------------------------------------------------------
Corporate securities......  $    -    $    -   $ 7,134     $45     $ 7,134     $45
Debt securities issued by        -         -     5,031       5       5,031       5
  foreign governments.....
                           -----------------------------------------------------------
Total.....................  $    -    $    -   $12,165     $50     $12,165     $50

                           -----------------------------------------------------------

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The Company did not hold any below investment grade fixed maturity securities at December 31, 2008 and December 31, 2007.

At December 31, 2008 and 2007, there were 37 and 5 fixed maturity securities with an aggregate gross unrealized loss of $2,760 and $50, respectively, of which the single largest unrealized loss was $472 and $20, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

There were no non-income producing available-for-sale securities for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $589 and $497 were on deposit with the State of New York as required by law.

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 39% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2008 and 2007, total assets of JHIMS were $27,146 and $39,838, respectively, and total liabilities of JHIMS were $25,413 and $37,732, respectively. Income earned from the Company's investment in JHIMS was $136,734, $139,199, and $112,874 for the years ended December 31, 2008, 2007, and 2006, respectively, and is included in net investment income. For the years ended December 31, 2008, 2007, and 2006, net income of JHIMS was $350,370, $352,922, and $283,029, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 2--Investments - (continued)


Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                    Years ended December 31,
                                                  ---------------------------
                                                    2008     2007      2006
                                                  ---------------------------
Net investment income
   Fixed maturities.............................. $ 30,460 $ 26,682  $ 20,004
   Policy loans..................................    3,053    2,547     1,727
   Short-term investments........................    4,646    4,605     2,398
   Other (1).....................................  136,690  139,203   112,874
                                                  ---------------------------
   Gross investment income.......................  174,849  173,037   137,003

       Less investment expenses..................    1,270      677       809
                                                  ---------------------------

Net investment income............................ $173,579 $172,360  $136,194
                                                  ---------------------------

Net realized investment and other gains (losses)
   Fixed maturities.............................. $  5,788 $ (1,639) $ (2,554)
   Short-term investments........................        8        1         -
   Other.........................................    4,262   (4,111)     (103)
                                                  ---------------------------

Net realized investment and other gains (losses). $ 10,058 $ (5,749) $ (2,657)
                                                  ---------------------------

(1)Primarily represents income earned from the Company's investment in JHIMS.

Gross gains were realized on the sale of available-for-sale securities of $7,454, $443, and $0 for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $148, $0, and $1,131 for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $1,550, $2,082, and $1,562 for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Statements of Operations.

Note 3--Income Taxes

The Company joins with its affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 3--Income Taxes - (continued)


The components of income taxes were as follows:

                                       Years ended December 31,
                                       --------------------------
                                         2008      2007    2006
                                       --------------------------
   Current taxes:
    Federal...........................    $9,672  $33,186 $37,581

   Deferred taxes:
    Federal...........................  (20,826)   15,075   2,322
                                       --------------------------

   Total income tax (benefit) expense. $(11,154)  $48,261 $39,903
                                       --------------------------

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                         Years ended December 31,
                                       ----------------------------
                                         2008       2007      2006
                                       ----------------------------

Tax at 35%............................  $(7,500)  $ 57,047  $39,331
Add (deduct):
 Prior year taxes.....................     2,986   (10,962)      (8)
 Dividends received deduction.........   (6,347)   (11,031)  (1,909)
 Unrecognized tax benefits............       168    13,798    2,411
 Other................................     (461)      (591)      78
                                       ----------------------------

   Total income tax (benefit) expense. $(11,154)  $ 48,261  $39,903
                                       ----------------------------

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                December 31,
                                              ------------------
                                                2008      2007
                                              ------------------
   Deferred tax assets:
    Differences in computing policy reserves. $107,681  $ 98,627
    Securities and other investments.........   79,130    12,881
    Unearned revenue.........................   14,681     6,319
    Other....................................    6,807     3,134
                                              ------------------
      Total deferred tax assets..............  208,299   120,961
                                              ------------------

   Deferred tax liabilities:
    Unrealized gains on investments..........   14,666     6,511
    Deferred policy acquisition costs........  170,874   119,002
    Reinsurance..............................   67,823    55,890
    Deferred sales inducements...............   15,966    12,983
                                              ------------------
      Total deferred tax liabilities.........  269,329   194,386
                                              ------------------

        Net deferred tax liabilities.........  $61,030  $ 73,425
                                              ------------------

At December 31, 2008 and December 31, 2007 the Company had $0 of operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 3--Income Taxes - (continued)


The Company made income tax payments of $32,024 and $32,462 in 2008 and 2007, respectively. The Company received an income tax refund of $492 in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2003.

The Internal Revenue Service ("IRS") completed its examinations for years 1998 through 2003 on December 31, 2005. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The issues under protest were resolved in the third quarter of 2008 and the results of that resolution are reflected in these statements. The IRS commenced an examination of the Company's income tax returns for years 2004 through 2005 in the third quarter of 2007. It is anticipated that the examination will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                December 31,
                                                               ----------------
                                                                2008     2007
                                                               ----------------
 Balance, beginning of year................................... $16,208  $ 7,322
 Additions based on tax positions related to the current year.   3,366    4,704
 (Reductions) additions for tax positions of prior years...... (3,198)    4,182
                                                               ----------------
 Balance, end of year......................................... $16,376  $16,208
                                                               ----------------

Included in the balance as of December 31, 2008 and 2007, respectively are $16,376 and $16,208 of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2008, are $0 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $(846), $845, and $354 in interest expense, respectively. The Company had approximately $353 and $1,199 accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 4--Related Party Transactions

Service Agreements

The Company has formal service agreements with MLI and JHUSA. Under these agreements, the Company will pay direct investment and operating expenses incurred by MLI and JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations. Pursuant to an administrative services agreement effective for 2001 and beyond, all intercompany services are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. Costs incurred under the agreements were $47,236, $44,939, and $38,088 for the years ended December 31, 2008, 2007, and 2006, respectively. As of December 31, 2008 and December 31, 2007, the Company had accrued payables of $8,663 and $14,908, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 4--Related Party Transactions - (continued)


Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Capital Stock Transactions

On December 24, 2008, the Company issued one share of common stock to JHUSA for $300 million in cash.

Other

John Hancock Distributors, LLC, a wholly owned subsidiary of JHUSA, is the exclusive distributor of all variable annuity, variable life, and group pension contracts issued by the Company. For the years ended December 31, 2008, 2007, and 2006, the Company was billed underwriting commissions of $138,198, $138,822, and $106,609, respectively. The Company had accrued payables for services provided of $3,591 and $4,383 at December 31, 2008 and 2007, respectively.

The Company had a receivable from JHIMS relating to distributions of $8,907 and $10,585, which was included in accrued investment income at December 31, 2008 and 2007, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements effective November 13, 2007. The Company had $66,091 and $21,795 invested in this pool at December 31, 2008 and 2007, respectively.

Note 5--Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

                                     Years ended December 31,
                    ----------------------------------------------------------
                           2008                2007                2006
                    ----------------------------------------------------------
                         Premiums            Premiums            Premiums
                     Written   Earned    Written   Earned    Written   Earned
                    ----------------------------------------------------------

Direct............. $ 69,263  $ 70,116  $ 34,919  $ 35,035  $ 18,448  $ 18,693

Ceded..............  (52,222)  (52,222)  (29,659)  (29,659)  (18,529)  (18,529)
                    ----------------------------------------------------------
 Net life premiums. $ 17,041  $ 17,894  $  5,260  $  5,376  $    (81) $    164
                    ----------------------------------------------------------

At December 31, 2008, the Company had treaties with twenty-two reinsurers (twenty non-affiliated and two affiliated). The per policy life risk retained by the Company is capped at a maximum of $100. In 2008, recoveries under these agreements totaled $28,010 on $35,001 of death claims. In 2007, recoveries under these agreements totaled $14,008 on $17,180 of death claims. In 2006, recoveries under these agreements totaled $2,204 on $3,911 of death claims.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 6--Pension and Other Postretirement Benefit Plans

The Company participates in a funded qualified defined benefit plan (the "Plan"), which is sponsored by an affiliate, John Hancock Financial Services, Inc. ("JHFS"). Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits are provided based upon length of service and final average compensation. As of July 1,1998, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered employees. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2008, 2007, and 2006, respectively.

The Company also participates in unfunded non-qualified defined benefit plans, which provide supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code, for certain employees. The non-qualified defined benefit plans are sponsored by JHFS.

The Company participates in postretirement medical and life insurance benefit plans for its retired employees and their spouses, which are sponsored by JHFS. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plans' provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The employee welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company participates in a qualified defined contribution plan sponsored by JHFS. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2008, 2007, and 2006.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 7--Commitments and Legal Proceedings

Commitments. The Company leases office space under operating lease agreements, which will expire in March of 2010. Rental expenses were $75, $75, and $94 for the years ended December 31, 2008, 2007, and 2006, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

                                                 Operating
                                                  Leases
                                                 ---------

                   2009.........................    $73
                   2010.........................     18
                                                 ---------
                   Total minimum lease payments.    $91
                                                 ---------

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the New York Insurance Department, the New York Attorney General, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8--Shareholder's Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHUSA, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

                                                                        Accumulated
                                                        Net Unrealized     Other
                                                          Investment   Comprehensive
                                                        Gains (Losses)    Income
                                                        ----------------------------

Balance at January 1, 2006.............................     $   69        $   69
Gross unrealized investment gains (net of deferred
 income tax expense of $242)...........................        451           451
Reclassification adjustment for losses realized in net
 income (net of income tax benefit of $396)............        735           735
Adjustment for deferred policy acquisition costs and
 deferred sales inducements (net of deferred income
 tax benefit of $122)..................................       (228)         (228)
                                                        ----------------------------
Net unrealized investment gains........................        958           958
                                                        ----------------------------
Balance at December 31, 2006...........................     $1,027        $1,027
                                                        ----------------------------

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 8--Shareholder's Equity - (continued)


                                                                Net        Accumulated
                                                            Unrealized        Other
                                                            Investment    Comprehensive
                                                           Gains (Losses)    Income
                                                          -----------------------------

Balance at January 1, 2007...............................     $ 1,027        $ 1,027
Gross unrealized investment gains (net of deferred
 income tax expense of $6,194)...........................      11,503         11,503
Reclassification adjustment for gains realized in net
 income (net of income tax expense of $155)..............        (288)          (288)
Adjustment for deferred policy acquisition costs and
 deferred sales inducements (net of deferred income
 tax benefit of $327)....................................        (608)          (608)
                                                          -----------------------------
Net unrealized investment gains..........................      10,607         10,607
                                                          -----------------------------
Balance at December 31, 2007.............................     $11,634        $11,634
                                                          -----------------------------

Gross unrealized investment gains (net of deferred
 income tax expense of $15,483)..........................     $28,753        $28,753
Reclassification adjustment for gains realized in net
 income (net of income tax expense of $2,557)............      (4,749)        (4,749)
Adjustment for deferred policy acquisition costs,
 deferred sales inducements and unearned revenue
 liability (net of deferred income tax benefit of
 $2,971).................................................      (5,514)        (5,514)
Adjustment for policyholder liabilities (net of deferred
 income tax benefit of $1,554)...........................      (2,887)        (2,887)
                                                          -----------------------------
Net unrealized investment gains..........................      15,603         15,603
                                                          -----------------------------
Balance at December 31, 2008.............................     $27,237        $27,237
                                                          -----------------------------

Net unrealized investment gains (losses) included on the Company's Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                       December 31,
                                                                                -------------------------
                                                                                  2008      2007    2006
                                                                                -------------------------
Balance, end of year comprises:
 Unrealized investment gains on:
   Fixed maturities............................................................ $ 55,472  $18,363  $  564
   Short-term and other investments............................................       62      241     786
                                                                                -------------------------
 Total.........................................................................   55,534   18,604   1,350

Amounts of unrealized investment (losses) gains attributable to:
   Deferred policy acquisition costs, deferred sales inducements and unearned
     revenue liability.........................................................   (9,190)    (705)    230
   Policyholder liabilities....................................................   (4,441)       -       -
   Deferred income taxes.......................................................  (14,666)  (6,265)   (553)
                                                                                -------------------------
 Total.........................................................................  (28,297)  (6,970)   (323)
                                                                                -------------------------

Net unrealized investment gains................................................ $ 27,237  $11,634  $1,027
                                                                                -------------------------

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 8--Shareholder's Equity - (continued)


Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is New York.

The Company's statutory net (loss) income for the years ended December 31, 2008, 2007, and 2006 was $(329,444) (unaudited), $66,248, and $55,395, respectively.

The Company's statutory capital and surplus as of December 31, 2008 and 2007 was $218,287 (unaudited) and $223,839, respectively.

There was a prescribed practice for the year ended December 31, 2008. Additional reserves for guaranteed benefits on variable annuities pursuant to State of New York Regulation 128 of $236,100 were recorded. This reserve adjustment reduced statutory operating income and surplus by $153,465, net of tax. This required adjustment reduced statutory operations and surplus by an amount in excess of the amount required as defined by The National Association of Insurance Commissioners Accounting Practices and Procedures.

Under New York insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Superintendent of Insurance (the "Superintendent"). New York law also limits the aggregate amount of dividends an insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of
(i) 10% of its statutory policyholders' surplus as of the immediately preceding calendar year or (ii) the company's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains, if such insurer is a life company.

Note 9--Capital Maintenance Agreement

Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

Note 10--Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers and
(3) Corporate.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and group pension contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1--Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 10--Segment Information - (continued)


The following table summarizes selected financial information by segment for the periods indicated:

                                                                                    Wealth
                                                                       Protection Management  Corporate    Total
                                                                       -------------------------------------------
2008
                                                                       -------------------------------------------
    Revenues from external customers..................................  $ 82,549  $   98,123  $     (1) $  180,671
    Net investment income.............................................    11,807      23,333   138,439     173,579
    Net realized investment and other gains (losses)..................    10,408         781    (1,131)     10,058
                                                                       -------------------------------------------
    Revenues..........................................................  $104,764  $  122,237  $137,307  $  364,308
                                                                       -------------------------------------------

    Net (loss) income.................................................  $ (5,102) $  (90,670) $ 85,499  $  (10,273)
                                                                       -------------------------------------------

Supplemental Information:
    Equity in net income of investees accounted for by the equity
     method...........................................................  $    214  $   21,188  $115,332  $  136,734
    Carrying value of investments accounted for under the equity
     method...........................................................         -           -       800         800
    Amortization of deferred policy acquisition costs and deferred
     sales inducements................................................    (8,081)    (27,010)        -     (35,091)
    Income tax (benefit) expense......................................    (2,975)    (59,430)   51,251     (11,154)
    Segment assets....................................................  $613,523  $5,370,457  $951,987  $6,935,967

                                                                                    Wealth
                                                                       Protection Management  Corporate    Total
                                                                       -------------------------------------------
2007
                                                                       -------------------------------------------
    Revenues from external customers..................................  $ 61,435  $   98,318  $     (1) $  159,752
    Net investment income.............................................     6,925      30,190   135,245     172,360
    Net realized investment and other (losses) gains..................    (5,132)        180      (797)     (5,749)
                                                                       -------------------------------------------
    Revenues..........................................................  $ 63,228  $  128,688  $134,447  $  326,363
                                                                       -------------------------------------------

    Net income........................................................  $  5,318  $   16,335  $ 93,076  $  114,729
                                                                       -------------------------------------------

Supplemental Information:
    Equity in net income of investees accounted for by the equity
     method...........................................................  $    165  $   21,582  $117,452  $  139,199
    Carrying value of investments accounted for under the equity
     method...........................................................         -           -       800         800
    Amortization of deferred policy acquisition costs and deferred
     sales inducements................................................    14,838      23,422         -      38,260
    Income tax expense................................................     2,776       5,826    39,659      48,261
    Segment assets....................................................  $429,618  $6,859,426  $536,585  $7,825,629

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 10--Segment Information - (continued)


                                                                                                     Wealth
                                                                                        Protection Management Corporate   Total
                                                                                      ------------------------------------------
2006
                                                                                      ------------------------------------------
   Revenues from external customers..................................................   $35,299     $ 75,583  $      -  $110,882
   Net investment income.............................................................     4,497       25,611   106,086   136,194
   Net realized investment and other losses..........................................    (1,677)        (190)     (790)   (2,657)
                                                                                      ------------------------------------------
   Revenues..........................................................................   $38,119     $101,004  $105,296  $244,419
                                                                                      ------------------------------------------

   Net (loss) income.................................................................   $(2,510)    $  6,724  $ 68,259  $ 72,473
                                                                                      ------------------------------------------

Supplemental Information:
   Equity in net income of investees accounted for by the equity method..............   $    98     $ 17,034  $ 95,742  $112,874
   Carrying value of investments accounted for under the equity method...............         -            -       800       800
   Amortization of deferred policy acquisition costs and deferred sales inducements..    24,353       37,487         -    61,840
   Income tax (benefit) expense......................................................      (964)       3,502    37,365    39,903

The Company operates primarily in the United States and has no reportable major customers.

Note 11--Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                              December 31,
                                               -------------------------------------------
                                                       2008                  2007
                                               -------------------------------------------
                                                Carrying    Fair      Carrying    Fair
                                                 Value      Value      Value      Value
                                               -------------------------------------------
Assets:
  Fixed maturities:
   Available-for-sale......................... $  725,526 $  725,526 $  528,685 $  528,685
  Policy loans................................     43,226     43,226     35,092     35,092
  Short-term investments......................    514,258    514,258    194,215    194,215
  Cash and cash equivalents...................     63,746     63,746     33,093     33,093
  Embedded derivatives........................     40,182     40,182     19,959     19,959
  Separate account assets.....................  4,864,500  4,864,500  6,513,671  6,513,671

Liabilities:
  Fixed rate deferred and immediate annuities.     66,067     65,650     53,833     53,726
  Embedded derivatives........................    275,495    275,495     48,246     48,246

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure. .. Financial Instruments Measured at Fair Value and Reported in the Balance
   Sheets--This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11--Fair Value of Financial Instruments - (continued)


.. Other Financial Instruments not Reported at Fair Value - This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Policy loans - These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities - The fair value of these financial instruments are estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

.. Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include separate account assets.

.. Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and short-term investments are classified within Level 2.

.. Level 3 - Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11--Fair Value of Financial Instruments - (continued)


Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, Government of Canada, provincial and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets, and are classified within Level 1 as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Embedded Derivatives

As defined in SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133") and Statement of Position ("SOP 03-1"), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, the Company holds assets and liabilities classified as embedded derivatives, which are reported separately on the balance sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB").

Embedded derivatives are recorded in financial statements at fair value, separately from their host contract, and the change in their fair value is reflected in benefits to policyholders. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer. Therefore, fair value reflects the reporting entity's own credit risk.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11--Fair Value of Financial Instruments - (continued)


Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the balance sheets in accordance with SOP 03-1. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include: investments in mutual funds, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values ("NAV"). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008.

                                                December 31, 2008
                                    -----------------------------------------
                                    -----------------------------------------
                                      Total
                                    Fair Value  Level 1    Level 2   Level 3
                                    -----------------------------------------
   Assets:
    Fixed maturities:
      Available-for-sale........... $  725,526 $        - $  725,526 $      -
    Short-term investments.........    514,258          -    514,258        -
    Separate account assets (1)....  4,864,500  4,864,500          -        -
    Embedded derivatives...........     40,182          -          -   40,182
                                    -----------------------------------------
   Total assets at fair value...... $6,144,466 $4,864,500 $1,239,784 $ 40,182
                                    -----------------------------------------

   Liabilities:
    Embedded derivatives........... $  275,495 $        - $        - $275,495
                                    -----------------------------------------
   Total liabilities at fair value. $  275,495 $        - $        - $275,495
                                    -----------------------------------------

(1) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11--Fair Value of Financial Instruments - (continued)


Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

                                                                                      Net
                                                                                   Embedded
                                                                                  Derivatives
                                                                                   ---------
Balance at January 1, 2008.......................................................  $ (28,287)
 Net realized/unrealized gains (losses) included in:
   Net income (1)................................................................   (207,026)
   Other comprehensive income....................................................          -
 Purchases, issuances, (sales) and (settlements), net............................          -
 Transfers in and/or (out) of Level 3, net (2)...................................          -
                                                                                   ---------
Balance at December 31, 2008.....................................................  $(235,313)
                                                                                   ---------

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at
  December 31, 2008..............................................................  $(207,026)
                                                                                   ---------

(1) This amount is included in benefits to policyholders on the statement of operations. All gains and losses on level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(2) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 12--Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Statements of Operations. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12--Certain Separate Accounts - (continued)


The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                                   December 31,
                                                             --------------------
                                                             2008               2007
                                                             --------------------
                                                             (in millions, except for age)
          Life insurance contracts with guaranteed benefits
           In the event of death
           Account value.................................... $24                $18
           Net amount at risk related to deposits...........   5                  5
           Average attained age of contract holders.........  43                 41

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either
(a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit ("GMIB") riders from 2001 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals.

Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12--Certain Separate Accounts - (continued)


The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                                                                             December 31,
                                                                     -----------------------
                                                                      2008               2007
                                                                     -----------------------
                                                                     (in millions, except for ages)
Guaranteed Minimum Death Benefit
 Return of net deposits
 In the event of death
   Account value.................................................... $1,078             $1,259
   Net amount at risk- net of reinsurance...........................    328                  3
   Average attained age of contract holders.........................     57                 58

 Highest specified anniversary account value minus withdrawals post anniversary
 In the event of death
   Account value.................................................... $2,322             $3,348
   Net amount at risk- net of reinsurance...........................    656                 40
   Average attained age of contract holders.........................     57                 57

Guaranteed Minimum Income Benefit
   Account value.................................................... $  401             $  675
   Net amount at risk- net of reinsurance...........................      -                  -
   Average attained age of contract holders.........................     53                 52

Guaranteed Minimum Withdrawal Benefit
   Account value.................................................... $2,075             $2,514
   Net amount at risk...............................................    860                  9
   Average attained age of contract holders.........................     56                 54

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                                            December 31,
                                            -------------
                                             2008   2007
                                            -------------
                                            (in millions)
                      Type of Fund
                      Domestic Equity...... $  681 $1,210
                      International Equity.    169    255
                      Balanced.............  1,899  2,451
                      Bonds................    298    410
                      Money Market.........    155     83
                                            -------------
                         Total............. $3,202 $4,409
                                            -------------

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12--Certain Separate Accounts - (continued)


The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                        Guaranteed Guaranteed Guaranteed
                                         Minimum    Minimum    Minimum
                                          Death      Income   Withdrawal
                                         Benefit    Benefit    Benefit
                                          (GMDB)     (GMIB)     (GMWB)   Total
                                    -----------------------------------------
                                                  (in millions)
  Balance at January 1, 2008.......      $11          $  4       $ 48    $ 63
  Incurred guarantee benefits......       (8)            -          -      (8)
  Other reserve changes............       33             8        229     270
                                    -----------------------------------------
  Balance at December 31, 2008.....       36            12        277     325
  Reinsurance recoverable..........       (1)          (40)         -     (41)
                                    -----------------------------------------
  Net balance at December 31, 2008.      $35          $(28)      $277    $284
                                    -----------------------------------------

  Balance at January 1, 2007.......      $10          $  2       $  6    $ 18
  Incurred guarantee benefits......       (3)            -          -      (3)
  Other reserve changes............        4             2         42      48
                                    -----------------------------------------
  Balance at December 31, 2007.....       11             4         48      63
  Reinsurance recoverable..........        -           (20)         -     (20)
                                    -----------------------------------------
  Net balance at December 31, 2007.      $11          $(16)      $ 48    $ 43
                                    -----------------------------------------

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life portion of the GMWB reserves were determined in accordance with SOP 03-1, and the GMIB reinsurance recoverable and GMWB gross reserve were determined in accordance with SFAS No. 133.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

  . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS No. 133 calculations, risk neutral scenarios were used.

  . For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

  . Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for SFAS No. 133 calculations.

  . Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

  . Annuity base lapse rates vary by contract type, rider type, commission type and duration. The base lapse rates ranges from 2% to 41.5%.

  . The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the SOP 03-1 calculations. The discount rates used for SFAS No. 133 calculations is based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 13--Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                         December 31,
                                                      ------------------
                                                        2008      2007
                                                      ------------------
    Balance, beginning of year....................... $394,160  $299,620
    Capitalization...................................  134,192   130,139
    Amortization (1).................................   34,804   (34,784)
    Change in unrealized investment gains and losses.   (9,805)     (815)
                                                      ------------------
    Balance, end of year............................. $553,351  $394,160
                                                      ------------------

The balance of and changes in deferred sales inducements ("DSI") as of and for the years ended December 31, were as follows:

                                                          December 31,
                                                        ---------------
                                                         2008     2007
                                                        ---------------
      Balance, beginning of year....................... $37,094 $31,645
      Capitalization...................................   8,308   9,046
      Amortization (1).................................     287  (3,476)
      Change in unrealized investment gains and losses.      14    (121)
                                                        ---------------
      Balance, end of year............................. $45,703 $37,094
                                                        ---------------

(1) In 2008, DAC & DSI amortization includes significant unlocking due to the impact of lower estimated gross profit arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

Note 14--Subsequent Event

Capital Stock Transactions

On March 30, 2009, the Company received a capital contribution of $300 million in the form of cash and fixed maturities from JHUSA in exchange for one share of common stock.

                                 AUDITED FINANCIAL STATEMENTS

                                 John Hancock Life Insurance Company of New York Separate Account A
                                 December 31, 2008

                 John Hancock Life Insurance Company of New York
                               Separate Account A

                          Audited Financial Statements

                                December 31, 2008

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public
   Accounting Firm ........................................................    1
Statement of Assets and Liabilities .......................................    4
Statement of Operations and Changes in Contract Owners' Equity ............   27
Notes to Financial Statements .............................................   75

                              (ERNST & YOUNG LOGO)

                                                            Ernst & Young LLP
                                                            200 Clarendon Street
                                                            Boston MA 02116

                                                            Tel +617 266 2000
                                                            Fax +617 266 5843
                                                            www.ey.com

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statement of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A, the "Account," comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series II
American Asset High-Income Bond Series II
American Blue-Chip Income & Growth Series II
American Bond Series II
American Century - Small Company Series II
American Fundamental Holdings Series II
American Global Diversification Series II
American Global Growth Series II
American Global Small Capitalization Series II
American Growth Series II
American Growth-Income Series II
American International Series II
American New World Series II
Blue Chip Growth Series I
Blue Chip Growth Series II
Bond Index Trust A Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
CGTC Overseas Equity Series II
Core Allocation Plus Series II
Disciplined Diversification Series II
Emerging Small Company Series I
Emerging Small Company Series II
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation Series I
Global Allocation Series II
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
Income & Value Series I
Income & Value Series II
Index Allocation Series II
International Core Series I
International Core Series II
International Equity Index B Series NAV
International Small Cap Series I
International Small Cap Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
John Hancock International Equity Index Series I
John Hancock International Equity Index Series II
John Hancock Strategic Income Series II
Large Cap Value Series I
Large Cap Value Series II

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
LMFC Core Equity Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Intersection Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Cap Value Series I
Mid Cap Value Series II
Money Market B Series NAV
Money Market Series I
Money Market Series II
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
Pacific Rim Series I
Pacific Rim Series II
PIM Classic Value Series II
PIMCO VIT All Asset Series II
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Scudder Equity Index 500 - B
Scudder Fixed Income - B
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Company Value Series I
Small Company Value Series II
Strategic Bond Series I
Strategic Bond Series II
T Rowe Price Mid Value Series II
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
U.S. Large Cap Value Series I
U.S. Large Cap Value Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

as of December 31, 2008, and the related statement of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the Dynamic Growth Series I, Dynamic Growth Series II, Emerging Growth Series II, Independence Investment LLC Small Cap Series II, Quantitative Mid Cap Series I, Quantitative Mid Cap Series II, U.S. Core Series I, U.S. Core Series II, U.S. Global Leaders Growth Series I, U.S. Global Leaders Growth Series II sub-accounts (the "closed sub-accounts") for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2008, and the results of their and the closed sub-accounts' operations and changes in contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (Ernst & Young LLP)

March 31, 2009

                                   A member firm of Ernst & Young Global Limited

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                      500 Index                             Active       Active      All Cap
                                       Fund B     500 Index   500 Index      Bond         Bond        Core
                                     Series NAV   Series I    Series II    Series I    Series II    Series I
                                     ----------  ----------  -----------  ----------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $5,063,456  $3,518,293  $ 9,530,651  $4,758,793  $39,614,593  $3,536,341
                                     ==========  ==========  ===========  ==========  ===========  ==========
NET ASSETS
Contracts in accumulation            $5,063,456  $3,518,293  $ 9,530,651  $4,758,793  $39,614,593  $3,536,341
Contracts in payout (annuitization)
                                     ----------  ----------  -----------  ----------  -----------  ----------
Total net assets                     $5,063,456  $3,518,293  $ 9,530,651  $4,758,793  $39,614,593  $3,536,341
                                     ==========  ==========  ===========  ==========  ===========  ==========
Units outstanding                       669,110     463,723      939,686     408,746    3,429,685     330,382
Unit value                           $     7.57  $     7.59  $     10.14  $    11.64  $     11.55  $    10.70
Shares                                  450,485     447,051    1,215,644     601,617    5,001,842     302,510
Cost                                 $8,345,819  $5,000,052  $13,431,213  $5,712,379  $47,642,280  $4,202,167

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                   American
                                       All Cap     All Cap     All Cap     All Cap     All Cap      Asset
                                        Core       Growth      Growth       Value       Value     Allocation
                                      Series II   Series I    Series II   Series I    Series II   Series II
                                     ----------  ----------  ----------  ----------  ----------  -----------
TOTAL ASSETS
Investments at fair value            $  948,320  $6,282,436  $1,664,489  $1,688,589  $4,413,617  $60,762,630
                                     ==========  ==========  ==========  ==========  ==========  ===========
NET ASSETS
Contracts in accumulation            $  948,320  $6,282,436  $1,664,489  $1,688,589  $4,413,617  $60,762,630
Contracts in payout (annuitization)
                                     ----------  ----------  ----------  ----------  ----------  -----------
Total net assets                     $  948,320  $6,282,436  $1,664,489  $1,688,589  $4,413,617  $60,762,630
                                     ==========  ==========  ==========  ==========  ==========  ===========
Units outstanding                        85,829     603,763     179,605     141,423     347,725    7,028,589
Unit value                           $    11.05  $    10.41  $     9.27  $    11.94  $    12.69  $      8.65
Shares                                   81,261     544,405     145,625     300,461     786,741    7,190,844
Cost                                 $1,477,159  $7,834,981  $2,328,688  $2,948,682  $7,965,950  $81,627,655

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       American     American                 American
                                        Asset      Blue-Chip                Century -    American       American
                                     High-Income    Income &     American     Small    Fundamental       Global
                                         Bond        Growth        Bond      Company     Holdings   Diversification
                                      Series II    Series II    Series II   Series II   Series II      Series II
                                     -----------  -----------  -----------  ---------  -----------  ---------------
TOTAL ASSETS
Investments at fair value             $2,454,448  $ 9,404,787  $79,418,533   $ 77,674  $46,181,079    $37,908,269
                                      ==========  ===========  ===========   ========  ===========    ===========
NET ASSETS
Contracts in accumulation             $2,454,448  $ 9,404,787  $79,418,533   $ 77,674  $46,181,079    $37,908,269
Contracts in payout (annuitization)
                                      ----------  -----------  -----------   --------  -----------    -----------
Total net assets                      $2,454,448  $ 9,404,787  $79,418,533   $ 77,674  $46,181,079    $37,908,269
                                      ==========  ===========  ===========   ========  ===========    ===========
Units outstanding                        275,706      763,674    6,802,117      9,272    5,407,548      4,707,054
Unit value                            $     8.90  $     12.32  $     11.68   $   8.38  $      8.54    $      8.05
Shares                                   314,270    1,061,489    7,422,293     12,290    6,060,509      5,384,697
Cost                                  $3,510,749  $16,292,304  $95,806,821   $163,522  $60,777,302    $53,538,761

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                       American
                                        American     Global Small     American       American       American     American
                                     Global Growth  Capitalization     Growth     Growth-Income  International   New World
                                       Series II       Series II      Series II     Series II      Series II     Series II
                                     -------------  --------------  ------------  -------------  -------------  ----------
TOTAL ASSETS
Investments at fair value             $10,288,665     $3,272,007    $112,969,120   $101,639,220   $ 67,146,164  $2,692,645
                                      ===========     ==========    ============   ============   ============  ==========
NET ASSETS
Contracts in accumulation             $10,288,665     $3,272,007    $112,969,120   $101,639,220   $ 67,146,164  $2,692,645
Contracts in payout (annuitization)
                                      -----------     ----------    ------------   ------------   ------------  ----------
Total net assets                      $10,288,665     $3,272,007    $112,969,120   $101,639,220   $ 67,146,164  $2,692,645
                                      ===========     ==========    ============   ============   ============  ==========
Units outstanding                       1,289,271        533,124       9,718,275      8,827,121      4,270,613     319,955
Unit value                            $      7.98     $     6.14    $      11.62   $      11.51   $      15.72  $     8.42
Shares                                  1,325,859        542,622       9,755,537      8,822,849      4,695,536     330,386
Cost                                  $16,479,592     $6,340,529    $184,964,367   $157,474,346   $104,288,338  $4,333,578

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                          Capital
                                      Blue Chip    Blue Chip   Bond Index     Capital       Capital    Appreciation
                                        Growth      Growth       Trust A   Appreciation  Appreciation      Value
                                       Series I    Series II    Series II    Series I      Series II     Series II
                                     -----------  -----------  ----------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $19,670,801  $13,137,864   $399,923    $6,119,051    $6,326,044    $8,219,866
                                     ===========  ===========   ========    ==========    ==========    ==========
NET ASSETS
Contracts in accumulation            $19,635,628  $13,137,864   $399,923    $6,119,051    $6,326,044    $8,219,866
Contracts in payout (annuitization)       35,173
                                     -----------  -----------   --------    ----------    ----------    ----------
Total net assets                     $19,670,801  $13,137,864   $399,923    $6,119,051    $6,326,044    $8,219,866
                                     ===========  ===========   ========    ==========    ==========    ==========
Units outstanding                      1,660,613    1,372,983     29,789       966,431       642,374       907,608
Unit value                           $     11.85  $      9.57   $  13.43    $     6.33    $     9.85    $     9.06
Shares                                 1,608,406    1,075,992     29,867       975,925     1,017,049       911,293
Cost                                 $26,276,785  $18,884,146   $389,927    $8,641,506    $8,942,077    $8,853,401

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                     CGTC Overseas  Core Allocation    Disciplined       Emerging      Emerging
                                         Equity          Plus        Diversification  Small Company  Small Company  Equity-Income
                                       Series II       Series II        Series II        Series I      Series II      Series I
                                     -------------  ---------------  ---------------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value               $293,790       $2,846,717       $3,705,588      $2,064,775     $2,200,663    $28,857,740
                                        ========       ==========       ==========      ==========     ==========    ===========
NET ASSETS
Contracts in accumulation               $293,790       $2,846,717       $3,705,588      $2,064,775     $2,200,663    $28,837,908
Contracts in payout (annuitization)                                                                                       19,832
                                        --------       ----------       ----------      ----------     ----------    -----------
Total net assets                        $293,790       $2,846,717       $3,705,588      $2,064,775     $2,200,663    $28,857,740
                                        ========       ==========       ==========      ==========     ==========    ===========
Units outstanding                         26,214          325,588          405,906         228,801        250,521      1,451,326
Unit value                              $  11.21       $     8.74       $     9.13      $     9.02     $     8.78    $     19.88
Shares                                    39,382          334,908          415,891         148,652        160,867      2,897,363
Cost                                    $528,733       $3,115,290       $4,110,908      $3,804,614     $4,125,958    $44,574,306

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                     Financial   Financial    Founding    Fundamental  Fundamental
                                     Equity-Income   Services     Services   Allocation      Value        Value
                                       Series II     Series I    Series II   Series II      Series I    Series II
                                     -------------  ----------  ----------  ------------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $20,118,933   $  630,568  $2,732,639  $ 76,268,731  $29,695,069  $30,994,645
                                      ===========   ==========  ==========  ============  ===========  ===========
NET ASSETS
Contracts in accumulation             $20,118,933   $  630,568  $2,732,639  $ 76,268,731  $29,690,836  $30,994,645
Contracts in payout (annuitization)                                                             4,233
                                      -----------   ----------  ----------  ------------  -----------  -----------
Total net assets                      $20,118,933   $  630,568  $2,732,639  $ 76,268,731  $29,695,069  $30,994,645
                                      ===========   ==========  ==========  ============  ===========  ===========
Units outstanding                       1,832,651       72,690     294,472    10,027,323    2,964,566    2,935,029
Unit value                            $     10.98   $     8.67  $     9.28  $       7.61  $     10.02  $     10.56
Shares                                  2,026,076       83,741     363,867    10,334,516    3,033,204    3,172,430
Cost                                  $32,668,573   $1,156,635  $5,266,536  $114,279,379  $32,372,155  $45,670,079

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Global       Global      Global       Global       Global      Global
                                     Allocation   Allocation     Bond         Bond        Trust       Trust
                                      Series I    Series II    Series I    Series II     Series I    Series II
                                     ----------  -----------  ----------  -----------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $1,115,415  $11,733,759  $4,729,368  $17,079,427  $ 8,859,858  $4,287,733
                                     ==========  ===========  ==========  ===========  ===========  ==========
NET ASSETS
Contracts in accumulation            $1,115,415  $11,733,759  $4,729,368  $17,079,427  $ 8,852,292  $4,287,733
Contracts in payout (annuitization)                                                          7,566
                                     ----------  -----------  ----------  -----------  -----------  ----------
Total net assets                     $1,115,415  $11,733,759  $4,729,368  $17,079,427  $ 8,859,858  $4,287,733
                                     ==========  ===========  ==========  ===========  ===========  ==========
Units outstanding                       132,650    1,138,534     205,667    1,046,271      485,555     386,248
Unit value                           $     8.41  $     10.31  $    23.00  $     16.32  $     18.25  $    11.10
Shares                                  163,551    1,728,094     327,519    1,188,547      840,594     407,967
Cost                                 $1,766,572  $19,712,480  $5,000,700  $17,929,599  $12,235,590  $7,147,269

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                     Health Sciences  Health Sciences  High Income   High Yield  High Yield   Income & Value
                                         Series I        Series II      Series II     Series I    Series II      Series I
                                     ---------------  ---------------  -----------  -----------  -----------  --------------
TOTAL ASSETS
Investments at fair value               $1,939,599       $5,750,862      $ 56,516    $3,432,515   $5,991,212    $ 8,990,613
                                        ==========       ==========      ========    ==========   ==========    ===========

NET ASSETS
Contracts in accumulation               $1,939,599       $5,750,862      $ 56,516    $3,426,963   $5,989,063    $ 8,981,083
Contracts in payout (annuitization)                                                       5,552        2,149          9,530
                                        ----------       ----------      --------    ----------   ----------    -----------
Total net assets                        $1,939,599       $5,750,862      $ 56,516    $3,432,515   $5,991,212    $ 8,990,613
                                        ==========       ==========      ========    ==========   ==========    ===========
Units outstanding                          141,062          393,557         8,816       321,813      513,029        564,819
Unit value                              $    13.75       $    14.61      $   6.41    $    10.67   $    11.68    $     15.92
Shares                                     187,401          564,918         9,661       582,770    1,010,322      1,257,428
Cost                                    $2,671,796       $8,220,271      $ 83,441    $5,152,161   $8,785,632    $12,760,696

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                International
                                                        Index     International  International      Equity     International
                                     Income & Value   Allocation       Core          Core          Index B       Small Cap
                                       Series II      Series II      Series I      Series II     Series NAV      Series I
                                     --------------  -----------  -------------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value              $5,208,833    $35,247,642    $2,367,002     $1,589,908     $2,216,387     $2,774,272
                                       ==========    ===========    ==========     ==========     ==========     ==========

NET ASSETS
Contracts in accumulation              $5,208,833    $35,247,642    $2,361,269     $1,589,908     $2,216,387     $2,773,785
Contracts in payout (annuitization)                                      5,733                                          487
                                       ----------    -----------    ----------     ----------     ----------     ----------
Total net assets                       $5,208,833    $35,247,642    $2,367,002     $1,589,908     $2,216,387     $2,774,272
                                       ==========    ===========    ==========     ==========     ==========     ==========

Units outstanding                         489,710      3,460,841       215,174        123,749        307,630        255,352
Unit value                             $    10.64    $     10.18    $    11.00     $    12.85     $     7.20     $    10.86

Shares                                    731,577      3,633,777       291,503        194,603        198,601        332,647
Cost                                   $7,761,558    $47,468,166    $3,681,046     $2,692,108     $3,893,677     $6,690,035

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                                 John Hancock
                                     International                                    Investment    Investment   International
                                       Small Cap     International   International   Quality Bond  Quality Bond  Equity Index
                                       Series II    Value Series I  Value Series II    Series I      Series II      Series I
                                     -------------  --------------  ---------------  ------------  ------------  -------------
TOTAL ASSETS
Investments at fair value              $3,017,220     $ 8,050,189     $13,482,985     $7,498,564    $20,939,692    $  815,596
                                       ==========     ===========     ===========     ==========    ===========    ==========
NET ASSETS
Contracts in accumulation              $3,017,220     $ 8,048,291     $13,482,985     $7,482,470    $20,939,692    $  815,596
Contracts in payout (annuitization)                         1,898                         16,094
                                       ----------     -----------     -----------     ----------    -----------    ----------
Total net assets                       $3,017,220     $ 8,050,189     $13,482,985     $7,498,564    $20,939,692    $  815,596
                                       ==========     ===========     ===========     ==========    ===========    ==========
Units outstanding                         263,240         654,115         981,827        355,339      1,421,789        63,514
Unit value                             $    11.46     $     12.31     $     13.73     $    21.10    $     14.73    $    12.84
Shares                                    359,621         888,542       1,491,480        723,800      2,021,206        68,308
Cost                                   $7,224,602     $13,847,655     $24,178,975     $8,453,273    $22,984,613    $1,336,501

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                         John Hancock        John Hancock       Large        Large      Lifestyle    Lifestyle
                                     International Equity      Strategic      Cap Value    Cap Value   Aggressive   Aggressive
                                        Index Series II    Income Series II    Series I    Series II    Series I     Series II
                                     --------------------  ----------------  -----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value                 $2,265,945          $1,093,763      $1,318,229   $4,532,763   $2,572,692  $25,699,105
                                          ==========          ==========      ==========   ==========   ==========  ===========
NET ASSETS
Contracts in accumulation                 $2,265,945          $1,093,763      $1,318,229   $4,532,763   $2,572,692  $25,699,105
Contracts in payout (annuitization)
                                          ----------          ----------      ----------   ----------   ----------  -----------
Total net assets                          $2,265,945          $1,093,763      $1,318,229   $4,532,763   $2,572,692  $25,699,105
                                          ==========          ==========      ==========   ==========   ==========  ===========
Units outstanding                            177,598              85,155          83,531      287,239      250,075    2,297,428
Unit value                                $    12.76          $    12.84      $    15.78   $    15.78   $    10.29  $     11.19
Shares                                       189,619              97,483          93,824      323,307      473,793    4,741,532
Cost                                      $3,559,602          $1,288,996      $2,133,924   $7,046,590   $4,901,699  $47,818,222

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Lifestyle    Lifestyle     Lifestyle     Lifestyle    Lifestyle      Lifestyle
                                       Balanced     Balanced    Conservative  Conservative     Growth        Growth
                                       Series I     Series II     Series I      Series II     Series I      Series II
                                     -----------  ------------  ------------  ------------  -----------  --------------
TOTAL ASSETS
Investments at fair value            $24,805,904  $607,183,633   $11,787,350  $125,591,911  $16,384,383  $  659,686,112
                                     ===========  ============   ===========  ============  ===========  ==============
NET ASSETS
Contracts in accumulation            $24,782,788  $606,951,339   $11,787,350  $125,591,911  $16,384,383  $  659,590,735
Contracts in payout (annuitization)       23,116       232,294                                                   95,377
                                     -----------  ------------   -----------  ------------  -----------  --------------
Total net assets                     $24,805,904  $607,183,633   $11,787,350  $125,591,911  $16,384,383  $  659,686,112
                                     ===========  ============   ===========  ============  ===========  ==============
Units outstanding                      1,854,565    52,147,101       751,308     9,578,698    1,375,913      60,321,560
Unit value                           $     13.38  $      11.64   $     15.69  $      13.11  $     11.91  $        10.94
Shares                                 2,887,765    70,932,668     1,148,864    12,288,837    2,050,611      82,667,433
Cost                                 $36,983,970  $913,500,275   $14,367,584  $150,627,624  $25,968,775  $1,070,442,475

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                Marisco
                                      Lifestyle     Lifestyle       LMFC     International    Mid Cap     Mid Cap
                                       Moderate     Moderate    Core Equity  Opportunities     Index       Index
                                       Series I     Series II    Series II     Series II     Series I    Series II
                                     -----------  ------------  -----------  -------------  ----------  -----------
TOTAL ASSETS
Investments at fair value            $13,419,035  $201,465,426   $3,081,145    $2,322,887   $1,341,481  $ 8,363,387
                                     ===========  ============   ==========    ==========   ==========  ===========
NET ASSETS
Contracts in accumulation            $13,419,035  $201,465,426   $3,081,145    $2,322,887   $1,341,481  $ 8,363,387
Contracts in payout (annuitization)
                                     -----------  ------------   ----------    ----------   ----------  -----------
Total net assets                     $13,419,035  $201,465,426   $3,081,145    $2,322,887   $1,341,481  $ 8,363,387
                                     ===========  ============   ==========    ==========   ==========  ===========
Units outstanding                        955,032    16,670,661      486,323       226,741      105,262      712,717
Unit value                           $     14.05  $      12.09   $     6.34    $    10.24   $    12.74  $     11.73
Shares                                 1,466,561    22,090,507      658,364       280,881      125,724      785,295
Cost                                 $18,478,593  $271,820,845   $6,945,657    $4,639,604   $2,184,093  $13,709,242

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                        Mid Cap      Mid Cap      Mid Cap      Mid Cap     Mid Cap       Money
                                     Intersection     Stock        Stock        Value       Value      Market B
                                       Series II     Series I    Series II    Series I    Series II   Series NAV
                                     ------------  -----------  -----------  ----------  -----------  ----------
TOTAL ASSETS
Investments at fair value              $228,002    $10,197,454  $13,395,993  $3,592,627  $10,224,371  $8,576,760
                                       ========    ===========  ===========  ==========  ===========  ==========
NET ASSETS
Contracts in accumulation              $228,002    $10,197,454  $13,395,993  $3,583,206  $10,224,371  $8,576,760
Contracts in payout (annuitization)                                               9,421
                                       --------    -----------  -----------  ----------  -----------  ----------
Total net assets                       $228,002    $10,197,454  $13,395,993  $3,592,627  $10,224,371  $8,576,760
                                       ========    ===========  ===========  ==========  ===========  ==========
Units outstanding                        34,753        913,146      988,037     297,056      898,979     669,660
Unit value                             $   6.56    $     11.17  $     13.56  $    12.09  $     11.37  $    12.81
Shares                                   33,929      1,166,757    1,557,674     491,468    1,402,520   8,576,760
Cost                                   $371,331    $17,089,322  $22,606,033  $7,397,466  $20,889,203  $8,576,760

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                   Natural     Optimized    Optimized    Pacific
                                     Money Market  Money Market   Resources     All Cap       Value        Rim
                                       Series I      Series II    Series II    Series II    Series II   Series I
                                     ------------  ------------  -----------  -----------  ----------  ----------
TOTAL ASSETS
Investments at fair value             $24,157,707  $120,124,009  $ 8,609,305  $ 6,134,931  $2,061,947  $1,214,916
                                     ===========  ============   ==========    ==========   ==========  ===========
NET ASSETS
Contracts in accumulation             $24,147,464  $120,124,009  $ 8,609,305  $ 6,134,931  $2,061,947  $1,214,405
Contracts in payout (annuitization)        10,243                                                             511
                                      -----------  ------------  -----------  -----------  ----------  ----------
Total net assets                      $24,157,707  $120,124,009  $ 8,609,305  $ 6,134,931  $2,061,947  $1,214,916
                                      ===========  ============  ===========  ===========  ==========  ==========
Units outstanding                       1,531,839     9,306,136      403,134      513,791     206,574     135,518
Unit value                            $     15.77  $      12.91  $     21.36  $     11.94  $     9.98  $     8.96
Shares                                  2,415,771    12,012,401      645,859      712,536     283,234     202,824
Cost                                  $24,157,707  $120,124,009  $17,584,827  $11,924,932  $3,979,385  $2,176,494

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                    Real Estate  Real Estate  Real Return
                                     Pacific Rim    PIM Classic     PIMCO VIT All   Securities    Securities     Bond
                                      Series II   Value Series II  Asset Series II   Series I     Series II     Series II
                                     -----------  ---------------  ---------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $2,276,184     $1,126,969       $2,356,394     $2,524,676  $ 7,440,131  $ 9,528,961
                                      ==========     ==========       ==========     ==========  ===========  ===========
NET ASSETS
Contracts in accumulation             $2,276,184     $1,126,969       $2,356,394     $2,522,078  $ 7,440,131  $ 9,528,961
Contracts in payout (annuitization)                                                       2,598
                                      ----------     ----------       ----------     ----------  -----------  -----------
Total net assets                      $2,276,184     $1,126,969       $2,356,394     $2,524,676  $ 7,440,131  $ 9,528,961
                                      ==========     ==========       ==========     ==========  ===========  ===========

Units outstanding                        177,225        149,229          181,038        135,450      500,920      734,055
Unit value                            $    12.84     $     7.55       $    13.02     $    18.64  $     14.85  $     12.98

Shares                                   380,633        176,364          255,297        355,588    1,046,432      825,018
Cost                                  $4,124,233     $2,077,341       $2,832,560     $5,495,583  $15,487,269  $11,011,974

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Science &    Science &     Scudder      Scudder    Small Cap    Small Cap
                                      Technology   Technology  Equity Index     Fixed       Index        Index
                                       Series I     Series II     500 -- B   Income -- B   Series I    Series II
                                     -----------  -----------  ------------  -----------  ---------  ------------
TOTAL ASSETS
Investments at fair value             $5,468,941  $2,940,717    $3,223,096    $3,223,284   $587,751   $ 6,779,787
                                      ==========  ==========    ==========    ==========   ========   ===========

NET ASSETS
Contracts in accumulation             $5,448,441  $2,940,717    $3,223,096    $3,223,284   $587,751   $ 6,779,787
Contracts in payout (annuitization)       20,500
                                      ----------  ----------    ----------    ----------   --------   -----------
Total net assets                      $5,468,941  $2,940,717    $3,223,096    $3,223,284   $587,751   $ 6,779,787
                                      ==========  ==========    ==========    ==========   ========   ===========

Units outstanding                        926,425     328,686       228,714       291,033     52,481       583,749
Unit value                            $     5.90  $     8.95    $    14.09    $    11.08   $  11.20   $     11.61

Shares                                   662,902     359,941       337,851       362,983     64,165       741,771
Cost                                  $7,357,771  $4,806,518    $4,451,424    $4,193,026   $968,223   $11,347,052

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Small Cap      Small Cap                    Small Company   Strategic    Strategic
                                     Opportunities  Opportunities  Small Company       Value         Bond          Bond
                                       Series I       Series II    Value Series I    Series II      Series I    Series II
                                     -------------  -------------  --------------  -------------  -----------  -----------
TOTAL ASSETS
Investments at fair value              $1,275,616     $3,769,710     $4,625,343     $10,641,695   $ 8,049,178  $ 8,497,242
                                       ==========     ==========     ==========     ===========   ===========  ===========

NET ASSETS
Contracts in accumulation              $1,275,616     $3,769,710     $4,625,343     $10,641,695   $ 8,049,178  $ 8,488,651
Contracts in payout (annuitization)                                                                                  8,591
                                       ----------     ----------     ----------     -----------   -----------  -----------
Total net assets                       $1,275,616     $3,769,710     $4,625,343     $10,641,695   $ 8,049,178  $ 8,497,242
                                       ==========     ==========     ==========     ===========   ===========  ===========

Units outstanding                          99,833        302,602        274,110         786,503       483,588      653,786
Unit value                             $    12.78     $    12.46     $    16.87     $     13.53   $     16.64  $     13.00

Shares                                    113,087        335,085        356,619         826,219       955,959    1,007,977
Cost                                   $2,369,921     $6,695,932     $7,152,037     $16,346,793   $10,684,657  $11,353,474

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                     Total Stock   Total Stock
                                     T Rowe Price Mid  Total Return  Total Return      Market      Market Index    U.S. Government
                                      Value Series II    Series I     Series II    Index Series I   Series II    Securities Series I
                                     ----------------  ------------  ------------  --------------  ------------  -------------------
TOTAL ASSETS
Investments at fair value               $  629,388      $21,107,807   $30,864,189     $619,834      $ 7,663,562  $14,851,487
                                        ==========      ===========   ===========     ========      ===========  ===========

NET ASSETS
Contracts in accumulation               $  629,388      $21,077,509   $30,864,189     $619,834      $ 7,663,562  $14,851,487
Contracts in payout (annuitization)                          30,298
                                        ----------      -----------   -----------     --------      -----------  -----------
Total net assets                        $  629,388      $21,107,807   $30,864,189     $619,834      $ 7,663,562  $14,851,487
                                        ==========      ===========   ===========     ========      ===========  ===========

Units outstanding                           60,229        1,165,684     1,984,413       76,037          715,004      750,264
Unit value                              $    10.45      $     18.11   $     15.55     $   8.15      $     10.72  $     19.80

Shares                                      93,381        1,567,024     2,293,030       77,771          962,759    1,220,336
Cost                                    $1,014,380      $21,547,523   $31,410,597     $852,449      $11,870,424  $15,877,072

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                         U.S.                    U.S.        U.S.
                                      Government      U.S.     Large Cap   Large Cap      UBS          UBS
                                      Securities  High Yield     Value       Value     Large Cap    Large Cap
                                      Series II    Series II   Series I   Series II     Series I    Series II
                                     -----------   --------   ----------  ----------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $11,709,474   $166,036   $5,343,207  $5,932,177  $10,360,329  $  860,137
                                     ===========   ========   ==========  ==========  ===========  ==========
NET ASSETS:
Contracts in accumulation            $11,709,474   $166,036   $5,343,207  $5,932,177  $10,360,329  $  860,137
                                     -----------   --------   ----------  ----------  -----------  ----------
Contracts in payout (annuitization)
Total net assets                     $11,709,474   $166,036   $5,343,207  $5,932,177  $10,360,329  $  860,137
                                     ===========   ========   ==========  ==========  ===========  ==========
Units outstanding                        882,824     15,184      610,923     630,290    1,120,962      93,616
Unit value                           $     13.26   $  10.93   $     8.75  $     9.41  $      9.24  $     9.19
Shares                                   961,369     18,008      565,419     628,408    1,211,734     100,837
Cost                                 $12,153,468   $223,693   $7,294,426  $8,434,653  $19,017,167  $1,527,283

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                     Wellington  Wellington
                                                                                      Small Cap   Small Cap
                                      Utilities   Utilities    Value        Value      Growth       Value
                                      Series I    Series II   Series I    Series II   Series II   Series II
                                     ----------  ----------  ----------  ----------  ----------  ----------
TOTAL ASSETS
Investments at fair value            $1,985,090  $4,346,211  $4,384,221  $2,621,533  $2,057,123  $2,746,112
                                     ==========  ==========  ==========  ==========  ==========  ==========
NET ASSETS:
Contracts in accumulation            $1,985,090  $4,346,211  $4,381,940  $2,621,533  $2,057,123  $2,746,112
Contracts in payout (annuitization)                               2,281
                                     ----------  ----------  ----------  ----------  ----------  ----------
Total net assets                     $1,985,090  $4,346,211  $4,384,221  $2,621,533  $2,057,123  $2,746,112
                                     ==========  ==========  ==========  ==========  ==========  ==========
Units outstanding                       150,812     216,811     267,802     230,916     183,623     244,270
Unit value                           $    13.16  $    20.05  $    16.37  $    11.35  $    11.20  $    11.24
Shares                                  243,271     535,908     445,551     266,959     337,233     234,110
Cost                                 $3,024,367  $7,207,869  $8,388,732  $5,065,853  $2,826,562  $3,779,785

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                        Wells Capital
                                     Core Bond Series II
                                     -------------------
TOTAL ASSETS
Investments at fair value                  $710,658
                                           ========
NET ASSETS:
Contracts in accumulation                  $710,658
                                           --------
Contracts in payout (annuitization)
Total net assets                           $710,658
                                           ========
Units outstanding                            52,762
Unit value                                 $  13.47
Shares                                       57,637
Cost                                       $727,540

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             500 Index Fund B
                                                Series NAV            500 Index Series I        500 Index Series II
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   150,222  $   129,745  $    35,094  $   189,455  $    62,354  $   355,519
Expenses:
   Mortality and expense risk and
      administrative charges                (112,324)    (109,999)     (84,918)    (125,825)    (216,694)    (295,680)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                  37,898       19,746      (49,824)      63,630     (154,340)      59,839
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        47,278           --           --           --           --           --
   Net realized gain (loss)                 (311,783)      14,409     (113,424)     729,997       81,010    1,346,407
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     (264,505)      14,409     (113,424)     729,997       81,010    1,346,407
                                         -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (3,050,724)    (231,640)  (2,239,204)    (584,647)  (6,113,904)    (876,236)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (3,277,331)    (197,485)  (2,402,452)     208,980   (6,187,234)     530,010
                                         -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          45,327       54,875       20,827       40,728       67,143      262,068
   Transfers between sub-accounts and
      the company                           (120,583)  11,244,586   (1,245,857)    (798,615)  (1,284,416)     (28,387)
   Withdrawals                              (805,287)  (1,811,995)    (493,184)    (750,188)    (804,727)  (1,575,889)
   Annual contract fee                       (35,690)     (32,961)      (3,787)      (4,577)     (40,579)     (42,980)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (916,233)   9,454,505   (1,722,001)  (1,512,652)  (2,062,579)  (1,385,188)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (4,193,564)   9,257,020   (4,124,453)  (1,303,672)  (8,249,813)    (855,178)
Contract owners' equity at beginning of
   period                                  9,257,020           --    7,642,746    8,946,418   17,780,464   18,635,642
                                         -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 5,063,456  $ 9,257,020  $ 3,518,293  $ 7,642,746  $ 9,530,651  $17,780,464
                                         ===========  ===========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                   756,502           --      622,671      752,204    1,081,419    1,168,020
Units issued                                  29,810      953,677       94,943      298,145       97,576      303,012
Units redeemed                               117,202      197,175      253,891      427,678      239,309      389,613
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                         669,110      756,502      463,723      622,671      939,686    1,081,419
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Active Bond Series I       Active Bond Series II      All Cap Core Series I
                                         ------------------------  --------------------------  ------------------------
                                             2008         2007         2008          2007          2008         2007
                                         -----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received       $   306,470  $   673,064  $  2,679,117  $  5,576,554  $    87,113  $   121,761
Expenses:
   Mortality and expense risk and
      administrative charges                 (97,418)    (126,732)     (908,439)   (1,102,500)     (80,284)    (129,158)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                 209,052      546,332     1,770,678     4,474,054        6,829       (7,397)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --            --            --           --           --
   Net realized gain (loss)                 (126,935)      32,651    (1,984,696)       55,948     (154,436)      52,298
                                         -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                     (126,935)      32,651    (1,984,696)       55,948     (154,436)      52,298
                                         -----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (808,768)    (391,605)   (6,404,880)   (3,131,251)  (2,475,906)     119,827
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (726,651)     187,378    (6,618,898)    1,398,751   (2,623,513)     164,728
                                         -----------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          13,914       57,897       537,313     1,342,375       17,867       50,623
   Transfers between sub-accounts and
      the company                           (507,609)    (133,250)  (13,147,708)    6,302,910     (260,139)    (632,983)
   Withdrawals                            (1,131,037)  (1,593,264)   (8,464,367)   (5,263,109)    (800,120)  (1,905,615)
   Annual contract fee                        (3,898)      (4,248)     (196,851)     (191,157)      (4,323)      (5,074)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,628,630)  (1,672,865)  (21,271,613)    2,191,019   (1,046,715)  (2,493,049)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (2,355,281)  (1,485,487)  (27,890,511)    3,589,770   (3,670,228)  (2,328,321)
Contract owners' equity at beginning of
   period                                  7,114,074    8,599,561    67,505,104    63,915,334    7,206,569    9,534,890
                                         -----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                                $ 4,758,793  $ 7,114,074  $ 39,614,593  $ 67,505,104  $ 3,536,341  $ 7,206,569
                                         ===========  ===========  ============  ============  ===========  ===========

                                             2008         2007          2008          2007         2008         2007
                                         -----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                   537,991      665,775     5,138,053     4,967,587      396,795      522,038
Units issued                                   5,074       23,680        68,977       887,894        5,287        4,560
Units redeemed                               134,319      151,464     1,777,345       717,428       71,700      129,803
                                         -----------  -----------  ------------  ------------  -----------  -----------
Units, end of period                         408,746      537,991     3,429,685     5,138,053      330,382      396,795
                                         ===========  ===========  ============  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          All Cap Core Series II    All Cap Growth Series I  All Cap Growth Series II
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $    19,958   $   19,502  $    28,319  $     6,700  $     2,623  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                 (24,466)     (32,424)    (145,838)    (233,717)     (39,293)     (63,118)
                                         -----------   ----------  -----------  -----------  -----------  -----------
Net investment income (loss)                  (4,508)     (12,922)    (117,519)    (227,017)     (36,670)     (63,118)
                                         -----------   ----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --           --           --           --           --
   Net realized gain (loss)                  (94,001)     176,301      254,877      684,237      178,553      390,499
                                         -----------   ----------  -----------  -----------  -----------  -----------
Realized gains (losses)                      (94,001)     176,301      254,877      684,237      178,553      390,499
                                         -----------   ----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (651,833)    (192,137)  (5,405,527)   1,162,623   (1,496,288)      56,600
                                         -----------   ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (750,342)     (28,758)  (5,268,169)   1,619,843   (1,354,405)     383,981
                                         -----------   ----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                           5,791       19,601       74,544      116,546      122,658       79,642
   Transfers between sub-accounts and
      the company                           (539,754)   1,517,976     (735,480)    (842,041)     (89,600)    (274,450)
   Withdrawals                              (151,601)    (451,332)  (1,660,726)  (3,660,060)    (594,825)    (844,500)
   Annual contract fee                        (6,762)      (7,795)      (8,801)     (10,424)      (7,657)      (9,658)
                                         -----------   ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (692,326)   1,078,450   (2,330,463)  (4,395,979)    (569,424)  (1,048,966)
                                         -----------   ----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (1,442,668)   1,049,692   (7,598,632)  (2,776,136)  (1,923,829)    (664,985)
Contract owners' equity at beginning
   of period                               2,390,988    1,341,296   13,881,068   16,657,204    3,588,318    4,253,303
                                         -----------   ----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $   948,320   $2,390,988  $ 6,282,436  $13,881,068  $ 1,664,489  $ 3,588,318
                                         ===========   ==========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                   128,000       72,518      770,815    1,006,212      221,112      288,286
Units issued                                   4,834       99,199       17,742        5,447       34,074       20,646
Units redeemed                                47,005       43,717      184,794      240,844       75,581       87,820
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                          85,829      128,000      603,763      770,815      179,605      221,112
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                            American Asset
                                            All Cap Value Series I       All Cap Value Series II         Allocation Series II
                                         ---------------------------   ---------------------------   ---------------------------
                                             2008           2007           2008           2007           2008            2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions received       $     18,963   $     64,964   $     32,562   $    115,887   $  1,629,875   $    656,494
Expenses:
   Mortality and expense risk and
      administrative charges                  (43,044)       (61,133)       (96,966)      (138,414)      (843,546)      (185,074)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)                  (24,081)         3,831        (64,404)       (22,527)       786,329        471,420
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses) on investments:
   Capital gain distributions received         70,688      1,522,771        155,305      3,328,753             --        116,062
   Net realized gain (loss)                  (906,697)       112,604     (1,368,657)        80,165     (1,427,230)        21,794
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses)                      (836,009)     1,635,375     (1,213,352)     3,408,918     (1,427,230)       137,856
                                         ------------   ------------   ------------   ------------   ------------   ------------
Unrealized appreciation (depreciation)
   during the period                            3,645     (1,394,253)      (777,857)    (2,836,232)   (19,450,271)    (1,414,750)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations            (856,445)       244,953     (2,055,613)       550,159    (20,091,172)      (805,474)
                                         ------------   ------------   ------------   ------------   ------------   ------------

Changes from principal transactions:
   Purchase payments                              738          3,032        115,692        196,032     25,821,795     25,212,350
   Transfers between sub-accounts
      and the company                        (466,045)       (11,900)      (716,764)      (551,642)    19,280,038     13,755,023
   Withdrawals                               (580,943)      (523,722)      (634,909)    (1,221,935)    (1,942,656)      (247,056)
   Annual contract fee                         (1,867)        (2,146)       (18,830)       (23,262)      (211,337)        (8,881)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (1,048,117)      (534,736)    (1,254,811)    (1,600,807)    42,947,840     38,711,436
                                         ------------   ------------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                          (1,904,562)      (289,783)    (3,310,424)    (1,050,648)    22,856,668     37,905,962
Contract owners' equity at beginning
   of period                                3,593,151      3,882,934      7,724,041      8,774,689     37,905,962             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                                $  1,688,589   $  3,593,151   $  4,413,617   $  7,724,041   $ 60,762,630   $ 37,905,962
                                         ============   ============   ============   ============   ============   ============

                                             2008           2007           2008           2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, beginning of period                    210,643        242,555        425,675        514,050      3,022,935             --
Units issued                                    3,268         10,628         18,786         21,340      4,639,527      3,256,597
Units redeemed                                 72,488         42,540         96,736        109,715        633,873        233,662
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, end of period                          141,423        210,643        347,725        425,675      7,028,589      3,022,935
                                         ============   ============   ============   ============   ============   ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         American Asset High-Income         American Blue-Chip
                                               Bond Series II           Income & Growth Series II      American Bond Series II
                                         ---------------------------   ---------------------------   ---------------------------
                                             2008          2007             2008          2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions received       $    214,710   $    164,023   $    524,626   $    417,525   $  9,767,212   $  4,287,224
Expenses:
   Mortality and expense risk and
         administrative charges               (48,574)       (11,788)      (212,094)      (321,026)    (1,752,157)    (1,603,157)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)                  166,136        152,235        312,532         96,499      8,015,055      2,684,067
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses) on investments:
   Capital gain distributions received             --             --        157,244      3,485,169          3,327         32,659
   Net realized gain (loss)                  (179,839)        (1,698)      (710,243)       655,806     (2,876,095)       289,509
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses)                      (179,839)        (1,698)      (552,999)     4,140,975     (2,872,768)       322,168
                                         ------------   ------------   ------------   ------------   ------------   ------------
Unrealized appreciation (depreciation)
   during the period                         (858,416)      (197,886)    (5,780,352)    (4,116,423)   (17,787,677)    (2,062,289)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations            (872,119)       (47,349)    (6,020,819)       121,051    (12,645,390)       943,946
                                         ------------   ------------   ------------   ------------   ------------   ------------

Changes from principal transactions:
   Purchase payments                          269,267      1,779,693        100,531        318,811      4,018,591     32,235,676
   Transfers between sub-accounts and
      the company                             611,965      1,032,212       (653,144)    (1,010,997)   (23,438,606)    16,375,731
   Withdrawals                               (295,631)        (8,126)    (1,385,694)    (2,866,681)    (8,046,272)    (3,271,498)
   Annual contract fee                        (15,001)          (463)       (40,915)       (51,582)      (515,069)      (290,461)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               570,600      2,803,316     (1,979,222)    (3,610,449)   (27,981,356)    45,049,448
                                         ------------   ------------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                            (301,519)     2,755,967     (8,000,041)    (3,489,398)   (40,626,746)    45,993,394
Contract owners' equity at beginning
   of period                                2,755,967             --     17,404,828     20,894,226    120,045,279     74,051,885
                                         ------------   ------------   ------------   ------------   ------------   ------------

Contract owners' equity at end of
   period                                $  2,454,448   $  2,755,967   $  9,404,787   $ 17,404,828   $ 79,418,533   $120,045,279
                                         ============   ============   ============   ============   ============   ============

                                             2008           2007           2008           2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, beginning of period                    230,460             --        880,021      1,055,102      9,126,538      5,696,893
Units issued                                  126,365        236,385         41,449         46,986        770,100      3,868,335
Units redeemed                                 81,119          5,925        157,796        222,067      3,094,521        438,690
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, end of period                          275,706        230,460        763,674        880,021      6,802,117      9,126,538
                                         ============   ============   ============   ============   ============   ============
See accompanying notes.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           American Century - Small        American Fundamental            American Global
                                               Company Series II            Holdings Series II        Diversification Series II
                                         ---------------------------   ---------------------------   ---------------------------
                                             2008           2007           2008           2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions received       $         --   $         --   $  1,599,163   $     45,338   $  1,421,925   $     26,684
Expenses:
   Mortality and expense risk and
      administrative charges                   (2,112)        (3,722)      (409,773)        (3,350)      (404,035)        (2,009)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)                   (2,112)        (3,722)     1,189,390         41,988      1,017,890         24,675
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses) on investments:
   Capital gain distributions received            192         38,239      1,582,232             --      1,845,659             --
   Net realized gain (loss)                   (47,227)          (859)      (981,043)         1,387       (747,725)         2,405
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses)                       (47,035)        37,380        601,189          1,387      1,097,934          2,405
                                         ------------   ------------   ------------   ------------   ------------   ------------
Unrealized appreciation (depreciation)
   during  the period                         (24,748)       (51,792)   (14,548,507)       (47,717)   (15,622,165)        (8,327)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations             (73,895)       (18,134)   (12,757,928)        (4,342)   (13,506,341)        18,753
                                         ------------   ------------   ------------   ------------   ------------   ------------

Changes from principal transactions:
   Purchase payments                               --          1,146     32,375,645      3,396,923     25,957,118      1,368,921
   Transfers between sub-accounts
      and the company                         (52,904)       (27,335)    23,254,618      1,008,011     22,998,523      2,041,394
   Withdrawals                                (11,709)       (18,348)    (1,039,780)           (19)      (919,914)        (3,496)
   Annual contract fee                           (416)          (564)       (52,041)            (8)       (46,220)          (469)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               (65,029)       (45,101)    54,538,442      4,404,907     47,989,507      3,406,350
                                         ------------   ------------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                            (138,924)       (63,235)    41,780,514      4,400,565     34,483,166      3,425,103
Contract owners' equity at beginning
   of period                                  216,598        279,833      4,400,565             --      3,425,103             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                                $     77,674   $    216,598   $ 46,181,079   $  4,400,565   $ 37,908,269   $  3,425,103
                                         ============   ============   ============   ============   ============   ============

                                             2008           2007           2008           2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, beginning of period                     14,443         17,140        350,302             --        272,763             --
Units issued                                      582            406      5,389,609        350,304      4,834,910        278,470
Units redeemed                                  5,753          3,103        332,363              2        400,619          5,707
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, end of period                            9,272         14,443      5,407,548        350,302      4,707,054        272,763
                                         ============   ============   ============   ============   ============   ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                    American Global Small
                                              American Global           Capitalization
                                             Growth Series II             Series II          American Growth Series II
                                         ------------------------  -----------------------  --------------------------
                                             2008         2007         2008        2007         2008          2007
                                         -----------  -----------  -----------  ----------  ------------  ------------
Income:
   Dividend distributions received       $   338,668  $   194,263  $    61,619  $   67,171  $  2,656,708  $  1,768,306
Expenses:
   Mortality and expense risk and
      administrative charges                (203,203)     (56,257)     (69,945)    (22,800)   (2,497,311)   (2,947,563)
                                         -----------  -----------  -----------  ----------  ------------  ------------
Net investment income (loss)                 135,465      138,006       (8,326)     44,371       159,397    (1,179,257)
                                         -----------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            --       50,724           --      27,010     1,856,635    18,762,113
   Net realized gain (loss)                 (370,853)       5,281     (505,505)    (15,769)      685,956     6,818,777
                                         -----------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses)                     (370,853)      56,005     (505,505)     11,241     2,542,591    25,580,890
                                         -----------  -----------  -----------  ----------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (6,174,721)     (16,206)  (2,824,398)   (244,123)  (88,650,037)   (7,662,319)
                                         -----------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (6,410,109)     177,805   (3,338,229)   (188,511)  (85,948,049)   16,739,314
                                         -----------  -----------  -----------  ----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                       1,264,573    8,279,166      491,686   2,520,319     4,442,525    25,323,555
   Transfers between sub-accounts and
      the company                          2,826,992    4,781,811    1,057,137   3,029,928    16,153,862     3,531,081
   Withdrawals                              (481,141)     (76,784)    (235,782)    (40,713)  (15,140,483)  (11,875,934)
   Annual contract fee                       (70,782)      (2,866)     (21,630)     (2,198)     (606,352)     (518,907)
                                         -----------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            3,539,642   12,981,327    1,291,411   5,507,336     4,849,552    16,459,795
                                         -----------  -----------  -----------  ----------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (2,870,467)  13,159,132   (2,046,818)  5,318,825   (81,098,497)   33,199,109
Contract owners' equity at beginning of
   period                                 13,159,132           --    5,318,825          --   194,067,617   160,868,508
                                         -----------  -----------  -----------  ----------  ------------  ------------
Contract owners' equity at end of
   period                                $10,288,665  $13,159,132  $ 3,272,007  $5,318,825  $112,969,120  $194,067,617
                                         ===========  ===========  ===========  ==========  ============  ============

                                            2008          2007         2008        2007         2008          2007
                                         -----------  -----------  -----------  ----------  ------------  ------------
Units, beginning of period                   995,659           --      394,302          --     9,075,004     7,987,934
Units issued                                 485,845    1,034,013      274,016     494,595     2,173,902     2,117,366
Units redeemed                               192,233       38,354      135,194     100,293     1,530,631     1,030,296
                                         -----------  -----------  -----------  ----------  ------------  ------------
Units, end of period                       1,289,271      995,659      533,124     394,302     9,718,275     9,075,004
                                         ===========  ===========  ===========  ==========  ============  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           American Growth-Income      American International       American New World
                                                  Series II                   Series II                 Series II
                                         --------------------------  --------------------------  -----------------------
                                             2008          2007          2008           2007         2008        2007
                                         ------------  ------------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions received       $  2,675,940  $  4,518,633  $  3,480,446  $  2,350,927  $    97,361  $   74,063
Expenses:
   Mortality and expense risk and
      administrative charges               (2,242,968)   (2,605,939)   (1,497,036)   (1,793,915)     (64,350)    (17,079)
                                         ------------  ------------  ------------  ------------  -----------  ----------
Net investment income (loss)                  432,972     1,912,694     1,983,410       557,012       33,011      56,984
                                         ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received      2,543,424     7,403,613     1,921,236     9,419,876           --      20,581
   Net realized gain (loss)                  (957,335)    3,251,732     1,173,886     5,864,261     (549,219)     49,572
                                         ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses)                     1,586,089    10,655,345     3,095,122    15,284,137     (549,219)     70,153
                                         ------------  ------------  ------------  ------------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (66,875,471)   (8,778,621)  (55,761,156)    1,849,070   (1,701,530)     60,598
                                         ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (64,856,410)    3,789,418   (50,682,624)   17,690,219   (2,217,738)    187,735
                                         ------------  ------------  ------------  ------------  -----------  ----------
Changes from principal transactions:
   Purchase payments                        3,803,938    24,169,205     2,531,448    18,046,933      498,159   1,157,763
   Transfers between sub-accounts and
      the company                           6,142,692    11,448,112     6,817,216    (5,142,632)     145,970   3,231,926
   Withdrawals                            (13,731,140)  (10,585,535)   (9,143,675)   (7,253,820)    (265,184)    (32,422)
   Annual contract fee                       (558,589)     (452,636)     (358,043)     (297,495)     (11,488)     (2,076)
                                         ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (4,343,099)   24,579,146      (153,054)    5,352,986      367,457   4,355,191
                                         ------------  ------------  ------------  ------------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (69,199,509)   28,368,564   (50,835,678)   23,043,205   (1,850,281)  4,542,926
Contract owners' equity at beginning of
   period                                 170,838,729   142,470,165   117,981,842    94,938,637    4,542,926          --
                                         ------------  ------------  ------------  ------------  -----------  ----------
Contract owners' equity at end of
   period                                $101,639,220  $170,838,729  $ 67,146,164  $117,981,842  $ 2,692,645  $4,542,926
                                         ============  ============  ============  ============  ===========  ==========

                                             2008          2007          2008           2007         2008        2007
                                         ------------  ------------  ------------  ------------  -----------  ----------
Units, beginning of period                  8,978,819     7,484,418     4,182,062     3,719,089      304,656          --
Units issued                                1,268,118     2,236,170       750,719     1,207,511      281,942     357,228
Units redeemed                              1,419,816       741,769       662,168       744,538      266,643      52,572
                                         ------------  ------------  ------------  ------------  -----------  ----------
Units, end of period                        8,827,121     8,978,819     4,270,613     4,182,062      319,955     304,656
                                         ============  ============  ============  ============  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Blue Chip              Bond Index
                                         Blue Chip Growth Series I       Growth Series II       Trust A Series II
                                         -------------------------  -------------------------  ------------------
                                             2008          2007         2008          2007       2008      2007
                                         ------------  -----------  ------------  -----------  --------  --------
Income:
   Dividend distributions received       $     97,031  $   320,883  $     24,025  $    81,836  $  5,102  $    868
Expenses:
   Mortality and expense risk and
      administrative charges                 (464,903)    (668,814)     (280,195)    (337,663)   (4,813)   (3,992)
                                         ------------  -----------  ------------  -----------  --------  --------
Net investment income (loss)                 (367,872)    (347,931)     (256,170)    (255,827)      289    (3,124)
                                         ------------  -----------  ------------  -----------  --------  --------
Realized gains (losses) on investments:
   Capital gain distributions received        550,045           --       287,822           --       803        --
   Net realized gain (loss)                  (439,221)   1,353,441       362,874    1,482,645       693    13,311
                                         ------------  -----------  ------------  -----------  --------  --------
Realized gains (losses)                       110,824    1,353,441       650,696    1,482,645     1,496    13,311
                                         ------------  -----------  ------------  -----------  --------  --------
Unrealized appreciation (depreciation)
   during the period                      (16,187,995)   3,805,985   (10,192,552)     903,982     9,949        47
                                         ------------  -----------  ------------  -----------  --------  --------
Net increase (decrease) in contract
   owners' equity from operations         (16,445,043)   4,811,495    (9,798,026)   2,130,800    11,734    10,234
                                         ------------  -----------  ------------  -----------  --------  --------
Changes from principal transactions:
   Purchase payments                          161,496      186,675       528,942      739,306        --        --
   Transfers between sub-accounts and
      the company                            (287,970)  (1,395,549)    3,340,463     (915,462)  352,526   115,539
   Withdrawals                             (4,446,833)  (8,264,991)   (1,525,663)  (2,343,290)   (4,986)  (82,765)
   Annual contract fee                        (21,941)     (25,404)      (56,011)     (55,882)   (1,192)   (1,167)
                                         ------------  -----------  ------------  -----------  --------  --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (4,595,248)  (9,499,269)    2,287,731   (2,575,328)  346,348    31,607
                                         ------------  -----------  ------------  -----------  --------  --------
Total increase (decrease) in contract
   owners' equity                         (21,040,291)  (4,687,774)   (7,510,295)    (444,528)  358,082    41,841
Contract owners' equity at beginning of
   period                                  40,711,092   45,398,866    20,648,159   21,092,687    41,841        --
                                         ------------  -----------  ------------  -----------  --------  --------
Contract owners' equity at end of
   period                                $ 19,670,801  $40,711,092  $ 13,137,864  $20,648,159  $399,923  $ 41,841
                                         ============  ===========  ============  ===========  ========  ========

                                             2008          2007         2008          2007       2008      2007
                                         ------------  -----------  ------------  -----------  --------  --------
Units, beginning of period                  1,903,481    2,287,525     1,218,131    1,373,545     3,228        --
Units issued                                  164,586      136,867       432,356      163,863    34,162    36,037
Units redeemed                                407,454      520,911       277,504      319,277     7,601    32,809
                                         ------------  -----------  ------------  -----------  --------  --------
Units, end of period                        1,660,613    1,903,481     1,372,983    1,218,131    29,789     3,228
                                         ============  ===========  ============  ===========  ========  ========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                Capital
                                                                                             Appreciation
                                           Capital Appreciation      Capital Appreciation        Value
                                                 Series I                  Series II           Series II
                                         ------------------------  ------------------------  ------------
                                             2008         2007         2008         2007         2008
                                         -----------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received       $    39,719  $    36,895  $    19,645  $     9,735   $   46,922
Expenses:
   Mortality and expense risk and
      administrative charges                (143,351)    (208,202)    (144,943)    (196,439)     (26,424)
                                         -----------  -----------  -----------  -----------   ----------
Net investment income (loss)                (103,632)    (171,307)    (125,298)    (186,704)      20,498
                                         -----------  -----------  -----------  -----------   ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --       58,504           --       52,828           --
   Net realized gain (loss)                 (173,143)     232,440      (44,001)     196,279     (194,186)
                                         -----------  -----------  -----------  -----------   ----------
Realized gains (losses)                     (173,143)     290,944      (44,001)     249,107     (194,186)
                                         -----------  -----------  -----------  -----------   ----------
Unrealized appreciation (depreciation)
   during the period                      (3,885,944)   1,140,174   (3,908,076)   1,069,086     (633,535)
                                         -----------  -----------  -----------  -----------   ----------
Net increase (decrease) in contract
   owners' equity from operations         (4,162,719)   1,259,811   (4,077,375)   1,131,489     (807,223)
                                         -----------  -----------  -----------  -----------   ----------
Changes from principal transactions:
   Purchase payments                          45,964       64,653      195,187      381,533    3,182,347
   Transfers between sub-accounts and
      the company                           (630,417)    (590,354)    (390,957)    (663,476)   5,888,737
   Withdrawals                            (1,428,937)  (2,370,925)  (1,273,254)  (1,567,605)     (41,499)
   Annual contract fee                        (7,693)      (8,874)     (29,561)     (33,639)      (2,496)
                                         -----------  -----------  -----------  -----------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,021,083)  (2,905,500)  (1,498,585)  (1,883,187)   9,027,089
                                         -----------  -----------  -----------  -----------   ----------
Total increase (decrease) in contract
   owners' equity                         (6,183,802)  (1,645,689)  (5,575,960)    (751,698)   8,219,866
Contract owners' equity at beginning of
   period                                 12,302,853   13,948,542   11,902,004   12,653,702           --
                                         -----------  -----------  -----------  -----------   ----------
Contract owners' equity at end of
   period                                $ 6,119,051  $12,302,853  $ 6,326,044  $11,902,004   $8,219,866
                                         ===========  ===========  ===========  ===========   ==========

                                             2008         2007         2008         2007         2008
                                         -----------  -----------  -----------  -----------  ------------
Units, beginning of period                 1,201,703    1,496,412      745,844      868,259           --
Units issued                                  37,628       17,816       48,691       62,810      976,077
Units redeemed                               272,900      312,525      152,161      185,225       68,469
                                         -----------  -----------  -----------  -----------   ----------
Units, end of period                         966,431    1,201,703      642,374      745,844      907,608
                                         ===========  ===========  ===========  ===========   ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Core
                                                               Allocation    Disciplined
                                         CGTC Overseas Equity     Plus     Diversification       Dynamic Growth
                                               Series II        Series II     Series II            Series I
                                         --------------------  ----------  ---------------  -----------------------
                                            2008       2007       2008           2008           2008        2007
                                         ---------  ---------  ----------  ---------------  -----------  ----------
Income:
   Dividend distributions received       $   7,461  $  14,832  $   11,375     $   33,495    $        --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                (7,581)   (12,413)     (9,493)       (14,742)       (17,868)    (70,893)
                                         ---------  ---------  ----------     ----------    -----------  ----------
Net investment income (loss)                  (120)     2,419       1,882         18,753        (17,868)    (70,893)
                                         ---------  ---------  ----------     ----------    -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received      32,735     86,878          --          2,185             --          --
   Net realized gain (loss)                (32,723)    53,967     (39,026)       (67,672)     1,288,512     281,519
                                         ---------  ---------  ----------     ----------    -----------  ----------
Realized gains (losses)                         12    140,845     (39,026)       (65,487)     1,288,512     281,519
                                         ---------  ---------  ----------     ----------    -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (238,706)   (64,858)   (268,574)      (405,319)    (1,685,858)    103,235
                                         ---------  ---------  ----------     ----------    -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (238,814)    78,406    (305,718)      (452,053)      (415,214)    313,861
                                         ---------  ---------  ----------     ----------    -----------  ----------
Changes from principal transactions:
   Purchase payments                           651     13,735   1,693,414      1,796,970          6,586      31,393
   Transfers between sub-accounts and
      the company                          (69,274)   (12,905)  1,461,512      2,501,963     (3,685,487)     93,783
   Withdrawals                            (111,617)  (182,588)     (1,394)      (138,622)       (73,030)   (434,906)
   Annual contract fee                      (1,699)    (2,353)     (1,097)        (2,670)        (1,630)     (3,381)
                                         ---------  ---------  ----------     ----------    -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (181,939)  (184,111)  3,152,435      4,157,641     (3,753,561)   (313,111)
                                         ---------  ---------  ----------     ----------    -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (420,753)  (105,705)  2,846,717      3,705,588     (4,168,775)        750
Contract owners' equity at beginning of
   period                                  714,543    820,248          --             --      4,168,775   4,168,025
                                         ---------  ---------  ----------     ----------    -----------  ----------
Contract owners' equity at end of
   period                                $ 293,790  $ 714,543  $2,846,717     $3,705,588    $        --  $4,168,775
                                         =========  =========  ==========     ==========    ===========  ==========

                                            2008       2007       2008           2008           2008        2007
                                         ---------  ---------  ----------  ---------------  -----------  ----------
Units, beginning of period                  36,244     45,990          --             --        667,773     716,782
Units issued                                 5,189     10,410     349,609        497,726          6,338      41,021
Units redeemed                              15,219     20,156      24,021         91,820        674,111      90,030
                                         ---------  ---------  ----------     ----------    -----------  ----------
Units, end of period                        26,214     36,244     325,588        405,906             --     667,773
                                         =========  =========  ==========     ==========    ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Dynamic Growth         Emerging Growth      Emerging Small Company
                                                Series II               Series II                Series I
                                         -----------------------  ---------------------  ------------------------
                                             2008        2007        2008       2007         2008         2007
                                         -----------  ----------  ---------  ----------  -----------  -----------
Income:
   Dividend distributions received       $        --  $       --  $   2,907  $       --  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                 (12,013)    (47,808)   (10,633)    (17,633)     (47,988)     (79,582)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Net investment income (loss)                 (12,013)    (47,808)    (7,726)    (17,633)     (47,988)     (79,582)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --          --      7,380     322,209        1,785    1,233,324
   Net realized gain (loss)                  477,152     203,008   (656,442)   (252,342)    (119,159)     114,475
                                         -----------  ----------  ---------  ----------  -----------  -----------
Realized gains (losses)                      477,152     203,008   (649,062)     69,867     (117,374)   1,347,799
                                         -----------  ----------  ---------  ----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (773,105)     44,162    182,838     (19,206)  (1,599,897)    (916,695)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (307,966)    199,362   (473,950)     33,028   (1,765,259)     351,522
                                         -----------  ----------  ---------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                           5,823      16,568    113,563      32,234       15,963       22,908
   Transfers between sub-accounts and
      the company                         (2,548,448)    135,195   (475,548)   (184,219)    (234,782)    (595,128)
   Withdrawals                               (77,993)   (209,047)   (46,739)   (419,628)    (413,008)  (1,177,868)
   Annual contract fee                        (1,996)     (7,008)    (1,519)     (3,077)      (2,401)      (3,570)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,622,614)    (64,292)  (410,243)   (574,690)    (634,228)  (1,753,658)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (2,930,580)    135,070   (884,193)   (541,662)  (2,399,487)  (1,402,136)
Contract owners' equity at beginning of
   period                                  2,930,580   2,795,510    884,193   1,425,855    4,464,262    5,866,398
                                         -----------  ----------  ---------  ----------  -----------  -----------
Contract owners' equity at end of
   period                                $        --  $2,930,580  $      --  $  884,193  $ 2,064,775  $ 4,464,262
                                         ===========  ==========  =========  ==========  ===========  ===========

                                             2008        2007        2008       2007         2008         2007
                                         -----------  ----------  ---------  ----------  -----------  -----------
Units, beginning of period                   163,782     168,083     44,040      72,550      272,732      379,283
Units issued                                   2,818      23,647     20,523      10,612        8,339        6,834
Units redeemed                               166,600      27,948     64,563      39,122       52,270      113,385
                                         -----------  ----------  ---------  ----------  -----------  -----------
Units, end of period                              --     163,782         --      44,040      228,801      272,732
                                         ===========  ==========  =========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Emerging Small
                                            Company Series II       Equity-Income Series I    Equity-Income Series II
                                         -----------------------  -------------------------  -------------------------
                                             2008        2007         2008          2007         2008          2007
                                         -----------  ----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received       $        --  $       --  $    983,994  $ 1,782,165  $    610,083  $   957,289
Expenses:
   Mortality and expense risk and
      administrative charges                 (51,948)    (76,980)     (641,437)    (941,274)     (450,749)    (607,344)
                                         -----------  ----------  ------------  -----------  ------------  -----------
Net investment income (loss)                 (51,948)    (76,980)      342,557      840,891       159,334      349,945
                                         -----------  ----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received         1,905   1,125,609     1,164,988    6,926,302       759,330    4,250,315
   Net realized gain (loss)                 (323,120)     85,167      (345,693)   2,323,556      (856,659)   1,537,131
                                         -----------  ----------  ------------  -----------  ------------  -----------
Realized gains (losses)                     (321,215)  1,210,776       819,295    9,249,858       (97,329)   5,787,446
                                         -----------  ----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,446,957)   (824,696)  (19,787,354)  (8,701,172)  (12,524,187)  (5,585,176)
                                         -----------  ----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (1,820,120)    309,100   (18,625,502)   1,389,577   (12,462,182)     552,215
                                         -----------  ----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                          65,864      95,335       119,903      201,142       958,386    1,944,540
   Transfers between sub-accounts and
      the company                           (157,551)   (233,606)   (2,946,014)    (533,807)   (1,862,837)    (312,050)
   Withdrawals                              (361,635)   (636,320)   (6,330,658)  (9,413,495)   (2,784,249)  (3,471,399)
   Annual contract fee                       (12,316)    (15,025)      (28,490)     (33,233)      (79,110)     (91,176)
                                         -----------  ----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (465,638)   (789,616)   (9,185,259)  (9,779,393)   (3,767,810)  (1,930,085)
                                         -----------  ----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                         (2,285,758)   (480,516)  (27,810,761)  (8,389,816)  (16,229,992)  (1,377,870)
Contract owners' equity at beginning of
   period                                  4,486,421   4,966,937    56,668,501   65,058,317    36,348,925   37,726,795
                                         -----------  ----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of
   period                                $ 2,200,663  $4,486,421  $ 28,857,740  $56,668,501  $ 20,118,933  $36,348,925
                                         ===========  ==========  ============  ===========  ============  ===========

                                             2008        2007         2008          2007         2008          2007
                                         -----------  ----------  ------------  -----------  ------------  -----------
Units, beginning of period                   284,952     334,932     1,806,937    2,087,098     2,076,517    2,176,518
Units issued                                  32,473      21,380        22,173       75,716       173,917      276,280
Units redeemed                                66,904      71,360       377,784      355,877       417,783      376,281
                                         -----------  ----------  ------------  -----------  ------------  -----------
Units, end of period                         250,521     284,952     1,451,326    1,806,937     1,832,651    2,076,517
                                         ===========  ==========  ============  ===========  ============  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Financial                 Financial                  Founding
                                             Services Series I        Services Series II        Allocation Series II
                                         ------------------------  ------------------------  -------------------------
                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received       $     8,742  $    29,459  $    24,440  $    50,545  $  2,478,566  $   375,399
Expenses:
   Mortality and expense risk and
      administrative charges                 (18,809)     (41,517)     (61,836)     (89,968)   (1,281,405)    (362,822)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)                 (10,067)     (12,058)     (37,396)     (39,423)    1,197,161       12,577
                                         -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        67,230      290,213      224,110      762,738     1,338,889           --
   Net realized gain (loss)                 (321,607)     562,509     (310,913)     602,879    (3,822,108)     (18,893)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)                     (254,377)     852,722      (86,803)   1,365,617    (2,483,219)     (18,893)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                        (398,789)  (1,045,472)  (2,144,549)  (1,786,834)  (35,832,577)  (2,178,071)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (663,233)    (204,808)  (2,268,748)    (460,640)  (37,118,635)  (2,184,387)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                           3,124        7,225      365,374      522,197    24,577,255   49,725,355
   Transfers between sub-accounts and
      the company                           (393,736)    (890,319)     (73,215)     (83,890)   19,476,008   24,665,900
   Withdrawals                              (170,823)    (526,021)    (318,861)    (750,653)   (2,156,873)    (326,400)
   Annual contract fee                        (1,213)      (1,659)     (11,880)     (14,580)     (366,232)     (23,260)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (562,648)  (1,410,774)     (38,582)    (326,926)   41,530,158   74,041,595
                                         -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                         (1,225,881)  (1,615,582)  (2,307,330)    (787,566)    4,411,523   71,857,208
Contract owners' equity at beginning of
   period                                  1,856,449    3,472,031    5,039,969    5,827,535    71,857,208           --
                                         -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at end of
   period                                $   630,568  $ 1,856,449  $ 2,732,639  $ 5,039,969  $ 76,268,731  $71,857,208
                                         ===========  ===========  ===========  ===========  ============  ===========

                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                   116,546      199,320      294,628      309,288     5,984,953           --
Units issued                                  21,666       12,315       80,612       94,767     5,285,198    6,168,130
Units redeemed                                65,522       95,089       80,768      109,427     1,242,828      183,177
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, end of period                          72,690      116,546      294,472      294,628    10,027,323    5,984,953
                                         ===========  ===========  ===========  ===========  ============  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Fundamental               Fundamental                  Global
                                              Value Series I            Value Series II         Allocation Series I
                                         ------------------------  -------------------------  -----------------------
                                             2008         2007         2008          2007         2008        2007
                                         -----------  -----------  ------------  -----------  -----------  ----------
Income:
   Dividend distributions received       $   315,999  $   139,804  $    253,081  $   563,129  $    80,527  $  149,258
Expenses:
   Mortality and expense risk and
      administrative charges                (155,087)    (146,674)     (599,877)    (731,225)     (25,663)    (37,828)
                                         -----------  -----------  ------------  -----------  -----------  ----------
Net investment income (loss)                 160,912       (6,870)     (346,796)    (168,096)      54,864     111,430
                                         -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received        75,362      359,207       451,851    1,733,339        3,420     239,634
   Net realized gain (loss)                 (174,038)     558,219      (325,332)   2,249,253      (11,566)    191,341
                                         -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses)                      (98,676)     917,426       126,519    3,982,592       (8,146)    430,975
                                         -----------  -----------  ------------  -----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (4,459,940)    (699,899)  (17,568,407)  (3,126,897)    (713,933)   (450,313)
                                         -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (4,397,704)     210,657   (17,788,684)     687,599     (667,215)     92,092
                                         -----------  -----------  ------------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                          16,365       30,419       947,783    5,948,519        3,952       5,850
   Transfers between sub-accounts and
      the company                         27,576,374      182,893     4,757,669    7,157,442      (78,258)    158,451
   Withdrawals                            (1,649,019)  (1,335,989)   (2,711,660)  (4,666,635)    (328,267)   (709,225)
   Annual contract fee                        (9,143)      (6,231)     (140,923)    (128,322)      (1,320)     (1,408)
                                         -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           25,934,577   (1,128,908)    2,852,869    8,311,004     (403,893)   (546,332)
                                         -----------  -----------  ------------  -----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         21,536,873     (918,251)  (14,935,815)   8,998,603   (1,071,108)   (454,240)
Contract owners' equity at beginning of
   period                                  8,158,196    9,076,447    45,930,460   36,931,857    2,186,523   2,640,763
                                         -----------  -----------  ------------  -----------  -----------  ----------
Contract owners' equity at end of
   period                                $29,695,069  $ 8,158,196  $ 30,994,645  $45,930,460  $ 1,115,415  $2,186,523
                                         ===========  ===========  ============  ===========  ===========  ==========

                                                2008         2007          2008         2007         2008     2007
                                         -----------  -----------  ------------  -----------  -----------  ----------
Units, beginning of period                   492,346      560,424     2,595,003    2,101,067      168,292     210,352
Units issued                               2,714,434       35,318       804,357    1,040,798        8,738      16,461
Units redeemed                               242,214      103,396       464,331      546,862       44,380      58,521
                                         -----------  -----------  ------------  -----------  -----------  ----------
Units, end of period                       2,964,566      492,346     2,935,029    2,595,003      132,650     168,292
                                         ===========  ===========  ============  ===========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Global Allocation            Global Bond               Global Bond
                                                 Series II                 Series I                  Series II
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   794,959  $ 1,240,115  $    35,701  $   396,142  $   124,040  $ 1,416,134
Expenses:
   Mortality and expense risk and
      administrative charges                (268,699)    (320,280)     (87,058)     (83,926)    (345,188)    (328,437)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                 526,260      919,835      (51,357)     312,216     (221,148)   1,087,697
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        34,714    2,067,855           --           --           --           --
   Net realized gain (loss)                 (583,870)     880,725       61,777       61,056      288,599       20,355
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     (549,156)   2,948,580       61,777       61,056      288,599       20,355
                                         -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (6,652,360)  (3,206,575)    (402,700)      37,881   (1,432,366)     489,233
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (6,675,256)     661,840     (392,280)     411,153   (1,364,915)   1,597,285
                                         -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         952,857    3,703,981        6,151       15,811      875,080    3,771,855
   Transfers between sub-accounts and
      the company                         (1,017,899)    (218,972)     914,293      246,301   (2,110,151)    (612,497)
   Withdrawals                            (1,426,708)  (1,313,471)  (1,158,905)  (1,157,508)  (1,183,864)  (1,084,525)
   Annual contract fee                       (64,657)     (53,176)      (3,771)      (3,328)     (67,557)     (50,845)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,556,407)   2,118,362     (242,232)    (898,724)  (2,486,492)   2,023,988
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (8,231,663)   2,780,202     (634,512)    (487,571)  (3,851,407)   3,621,273
Contract owners' equity at beginning
   of period                              19,965,422   17,185,220    5,363,880    5,851,451   20,930,834   17,309,561
                                         -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $11,733,759  $19,965,422  $ 4,729,368  $ 5,363,880  $17,079,427  $20,930,834
                                         ===========  ===========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                 1,249,302    1,089,529      217,223      251,995    1,202,424    1,044,798
Units issued                                 130,660      457,244       90,564       23,628      491,830      645,657
Units redeemed                               241,428      297,471      102,120       58,400      647,983      488,031
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                       1,138,534    1,249,302      205,667      217,223    1,046,271    1,202,424
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     Health
                                           Global Trust Series I    Global Trust Series II     Sciences Series I
                                         ------------------------  -----------------------  -----------------------
                                             2008         2007         2008        2007         2008        2007
                                         -----------  -----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received       $   245,442  $   465,947  $   103,579  $  112,684  $        --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                (189,515)    (295,332)     (95,080)   (118,113)     (49,671)    (63,206)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net investment income (loss)                  55,927      170,615        8,499      (5,429)     (49,671)    (63,206)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --    1,004,823           --     454,788       72,302     776,480
   Net realized gain (loss)                 (138,875)     877,189     (138,377)    287,815     (461,135)    171,945
                                         -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses)                     (138,875)   1,882,012     (138,377)    742,603     (388,833)    948,425
                                         -----------  -----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (6,537,445)  (1,993,447)  (3,011,240)   (963,751)    (805,987)   (326,181)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (6,620,393)      59,180   (3,141,118)   (226,577)  (1,244,491)    559,038
                                         -----------  -----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                          53,187       84,503       59,202      42,667        6,408       6,874
   Transfers between sub-accounts and
      the company                           (834,504)    (715,812)    (279,470)  4,516,756     (558,070)    216,051
   Withdrawals                            (1,540,490)  (3,677,409)    (381,480)   (975,963)    (400,068)   (662,169)
   Annual contract fee                        (9,808)     (11,973)     (25,566)    (26,965)      (3,050)     (3,310)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,331,615)  (4,320,691)    (627,314)  3,556,495     (954,780)   (442,554)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (8,952,008)  (4,261,511)  (3,768,432)  3,329,918   (2,199,271)    116,484
Contract owners' equity at beginning of
   period                                 17,811,866   22,073,377    8,056,165   4,726,247    4,138,870   4,022,386
                                         -----------  -----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of
   period                                $ 8,859,858  $17,811,866  $ 4,287,733  $8,056,165  $ 1,939,599  $4,138,870
                                         ===========  ===========  ===========  ==========  ===========  ==========

                                             2008         2007         2008        2007         2008        2007
                                         -----------  -----------  -----------  ----------  -----------  ----------
Units, beginning of period                   584,689      722,237      431,619     252,152      206,976     233,208
Units issued                                   7,365       14,281       33,665     302,385       46,647      53,801
Units redeemed                               106,499      151,829       79,036     122,918      112,561      80,033
                                         -----------  -----------  -----------  ----------  -----------  ----------
Units, end of period                         485,555      584,689      386,248     431,619      141,062     206,976
                                         ===========  ===========  ===========  ==========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Health Sciences           High Income
                                                 Series II               Series II          High Yield Series I
                                         ------------------------  --------------------  ------------------------
                                             2008         2007        2008       2007        2008         2007
                                         -----------  -----------  ---------  ---------  -----------  -----------
Income:
   Dividend distributions received       $        --  $        --  $   5,462  $   9,877  $   402,508  $   954,239
Expenses:
   Mortality and expense risk and
      administrative charges                (120,415)    (138,374)      (808)    (1,055)     (82,056)    (127,398)
                                         -----------  -----------  ---------  ---------  -----------  -----------
Net investment income (loss)                (120,415)    (138,374)     4,654      8,822      320,452      826,841
                                         -----------  -----------  ---------  ---------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       181,183    1,714,454        528      8,596           --           --
   Net realized gain (loss)                 (402,690)     235,144    (35,139)      (523)    (457,617)     146,351
                                         -----------  -----------  ---------  ---------  -----------  -----------
Realized gains (losses)                     (221,507)   1,949,598    (34,611)     8,073     (457,617)     146,351
                                         -----------  -----------  ---------  ---------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (2,506,023)    (568,835)       943    (27,868)  (1,346,811)    (943,872)
                                         -----------  -----------  ---------  ---------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (2,847,945)   1,242,389    (29,014)   (10,973)  (1,483,976)      29,320
                                         -----------  -----------  ---------  ---------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         381,161      505,626     25,729     11,510       20,225       20,405
   Transfers between sub-accounts and
      the company                             40,285      (26,825)  (152,240)   218,648     (156,919)  (1,255,667)
   Withdrawals                              (846,396)  (1,040,252)        --     (7,077)  (1,250,013)  (1,455,923)
   Annual contract fee                       (26,337)     (27,447)       (67)        --       (4,109)      (4,602)
                                         -----------  -----------  ---------  ---------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (451,287)    (588,898)  (126,578)   223,081   (1,390,816)  (2,695,787)
                                         -----------  -----------  ---------  ---------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (3,299,232)     653,491   (155,592)   212,108   (2,874,792)  (2,666,467)
Contract owners' equity at beginning of
   period                                  9,050,094    8,396,603    212,108         --    6,307,307    8,973,774
                                         -----------  -----------  ---------  ---------  -----------  -----------
Contract owners' equity at end of
   period                                $ 5,750,862  $ 9,050,094  $  56,516  $ 212,108  $ 3,432,515  $ 6,307,307
                                         ===========  ===========  =========  =========  ===========  ===========

                                             2008         2007        2008       2007        2008         2007
                                         -----------  -----------  ---------  ---------  -----------  -----------
Units, beginning of period                   423,488      451,917     18,414         --      404,512      576,074
Units issued                                 103,373       95,170     12,887     39,861      134,660       65,912
Units redeemed                               133,304      123,599     22,485     21,447      217,359      237,474
                                         -----------  -----------  ---------  ---------  -----------  -----------
Units, end of period                         393,557      423,488      8,816     18,414      321,813      404,512
                                         ===========  ===========  =========  =========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           High Yield Series II     Income & Value Series I   Income & Value Series II
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   617,005  $ 1,274,854  $    369,819  $   714,311  $   201,680  $   371,231
Expenses:
   Mortality and expense risk and
      administrative charges                (122,470)    (175,402)     (189,623)    (271,938)    (114,942)    (165,860)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net investment income (loss)                 494,535    1,099,452       180,196      442,373       86,738      205,371
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --       277,844    1,188,063      160,098      674,750
   Net realized gain (loss)                 (652,685)      80,322      (383,971)     820,836     (133,175)     490,627
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses)                     (652,685)      80,322      (106,127)   2,008,899       26,923    1,165,377
                                         -----------  -----------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (2,137,709)  (1,187,624)   (4,625,084)  (2,431,224)  (2,689,791)  (1,388,139)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (2,295,859)      (7,850)   (4,551,015)      20,048   (2,576,130)     (17,391)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         127,588      670,432        15,098       43,824      152,881      451,947
   Transfers between sub-accounts and
      the company                            362,546   (1,476,562)     (917,702)    (444,683)    (504,566)    (412,368)
   Withdrawals                            (1,357,506)  (1,897,355)   (1,572,462)  (2,973,082)  (1,038,494)  (1,647,846)
   Annual contract fee                       (12,018)     (14,909)       (9,112)     (10,621)     (23,493)     (31,068)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (879,390)  (2,718,394)   (2,484,178)  (3,384,562)  (1,413,672)  (1,639,335)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (3,175,249)  (2,726,244)   (7,035,193)  (3,364,514)  (3,989,802)  (1,656,726)
Contract owners' equity at beginning of
   period                                  9,166,461   11,892,705    16,025,806   19,390,320    9,198,635   10,855,361
                                         -----------  -----------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 5,991,212  $ 9,166,461  $  8,990,613  $16,025,806  $ 5,208,833  $ 9,198,635
                                         ===========  ===========  ============  ===========  ===========  ===========

                                             2008        2007          2008          2007         2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                   541,575      693,917       690,505      832,350      593,787      695,326
Units issued                                 230,482      175,981        13,576       11,634       20,578       50,633
Units redeemed                               259,028      328,323       139,262      153,479      124,655      152,172
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, end of period                         513,029      541,575       564,819      690,505      489,710      593,787
                                         ===========  ===========  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Independence
                                              Investment LLC
                                                Small Cap              Index Allocation          International Core
                                                Series II                  Series II                  Series I
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $        --   $       --  $    497,389  $ 1,261,476  $   173,703  $   111,531
Expenses:
   Mortality and expense risk and
      administrative charges                    (725)      (1,183)     (639,403)    (449,579)     (53,297)     (79,892)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net investment income (loss)                    (725)      (1,183)     (142,014)     811,897      120,406       31,639
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received           767       12,262        16,491      813,759       49,681      650,641
   Net realized gain (loss)                  (38,833)        (900)   (1,252,647)     234,623      148,812      614,622
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses)                      (38,066)      11,362    (1,236,156)   1,048,382      198,493    1,265,263
                                         -----------  -----------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                          12,654      (10,966)  (11,658,758)  (1,121,855)  (1,983,889)    (803,471)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations            (26,137)        (787)  (13,036,928)     738,424   (1,664,990)     493,431
                                         -----------  -----------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              --          500     5,539,723   10,472,801       10,314       15,944
   Transfers between sub-accounts and
      the company                            (34,884)      (4,019)    4,435,404   19,250,120     (210,949)    (221,164)
   Withdrawals                                (3,851)      (1,926)   (2,865,551)  (2,021,490)    (474,328)    (799,854)
   Annual contract fee                          (214)        (230)     (182,745)     (82,670)      (2,151)      (2,644)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                              (38,949)      (5,675)    6,926,831   27,618,761     (677,114)  (1,007,718)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                            (65,086)      (6,462)   (6,110,097)  28,357,185   (2,342,104)    (514,287)
Contract owners' equity at beginning of
   period                                     65,086       71,548    41,357,739   13,000,554    4,709,106    5,223,393
                                         -----------  -----------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $        --   $   65,086  $ 35,247,642  $41,357,739  $ 2,367,002  $ 4,709,106
                                         ===========  ===========  ============  ===========  ===========  ===========

                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                     4,414        4,787     2,938,747      967,096      256,491      307,959
Units issued                                      --          496     1,200,740    2,215,622       13,530       25,013
Units redeemed                                 4,414          869       678,646      243,971       54,847       76,481
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, end of period                              --        4,414     3,460,841    2,938,747      215,174      256,491
                                         ===========  ===========  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            International Core       International Equity     International Small Cap
                                                Series II             Index B Series NAV               Series I
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   109,940  $    62,034  $    90,471   $   105,318  $   128,515  $   234,953
Expenses:
   Mortality and expense risk and
         administrative charges              (38,782)     (55,299)     (56,144)      (56,288)     (75,402)    (129,533)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net investment income (loss)                  71,158        6,735       34,327        49,030       53,113      105,420
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        33,924      427,095       34,756        92,094       76,945    2,382,944
   Net realized gain (loss)                 (186,703)     312,732     (276,972)       57,729     (352,333)   1,016,715
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses)                     (152,779)     739,827     (242,216)      149,823     (275,388)   3,399,659
                                         -----------  -----------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,123,597)    (421,015)  (1,765,941)       88,652   (3,198,060)  (2,725,271)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (1,205,218)     325,547   (1,973,830)      287,505   (3,420,335)     779,808
                                         -----------  -----------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         128,319      238,724       32,748        25,234       35,105       32,593
   Transfers between sub-accounts and
      the company                           (196,534)    (240,484)    (254,554)    5,187,226     (428,245)     258,093
   Withdrawals                              (252,121)    (317,672)    (275,189)     (778,576)    (583,163)  (1,927,102)
   Annual contract fee                        (6,466)      (7,184)     (18,060)      (16,117)      (4,165)      (4,872)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (326,802)    (326,616)    (515,055)    4,417,767     (980,468)  (1,641,288)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (1,532,020)      (1,069)  (2,488,885)    4,705,272   (4,400,803)    (861,480)
Contract owners' equity at beginning of
   period                                  3,121,928    3,122,997    4,705,272            --    7,175,075    8,036,555
                                         -----------  -----------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 1,589,908  $ 3,121,928  $ 2,216,387   $ 4,705,272  $ 2,774,272  $ 7,175,075
                                         ===========  ===========  ============  ===========  ===========  ===========

                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                   145,999      159,184       357,459           --      302,428      360,008
Units issued                                  35,931       57,531        44,783      487,409       18,232       81,402
Units redeemed                                58,181       70,716        94,612      129,950       65,308      138,982
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, end of period                         123,749      145,999       307,630      357,459      255,352      302,428
                                         ===========  ===========  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          International Small Cap     International Value       International Value
                                                 Series II                 Series I                  Series II
                                         ------------------------  ------------------------  -------------------------
                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received       $   123,135  $   202,950  $   420,070  $   811,387  $    642,579  $ 1,045,345
Expenses:
   Mortality and expense risk and
      administrative charges                 (86,749)    (131,653)    (196,245)    (292,011)     (324,899)    (431,543)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)                  36,386       71,297      223,825      519,376       317,680      613,802
                                         -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        81,125    2,283,218      437,153    3,006,880       696,283    4,075,017
   Net realized gain (loss)                 (783,371)   1,002,574     (171,744)   1,509,479      (540,689)   1,932,253
                                         -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)                     (702,246)   3,285,792      265,409    4,516,359       155,594    6,007,270
                                         -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                      (3,086,988)  (2,748,317)  (7,416,776)  (3,606,507)  (11,689,329)  (4,765,953)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (3,752,848)     608,772   (6,927,542)   1,429,228   (11,216,055)   1,855,119
                                         -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                         217,833      688,788       55,915       62,863       422,940    1,407,663
   Transfers between sub-accounts and
      the company                         (1,018,428)     752,066   (1,022,378)    (446,316)   (1,689,579)   3,989,342
   Withdrawals                              (304,663)  (1,073,747)  (1,819,972)  (3,251,736)   (1,878,172)  (2,705,264)
   Annual contract fee                       (15,357)     (20,966)      (8,946)     (10,474)      (67,709)     (75,280)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,120,615)     346,141   (2,795,381)  (3,645,663)   (3,212,520)   2,616,461
                                         -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                         (4,873,463)     954,913   (9,722,923)  (2,216,435)  (14,428,575)   4,471,580
Contract owners' equity at beginning of
   period                                  7,890,683    6,935,770   17,773,112   19,989,547    27,911,560   23,439,980
                                         -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at end of
   period                                $ 3,017,220  $ 7,890,683  $ 8,050,189  $17,773,112  $ 13,482,985  $27,911,560
                                         ===========  ===========  ===========  ===========  ============  ===========

                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                   316,628      289,674      815,126      988,293     1,140,907    1,023,166
Units issued                                  44,523      164,335       25,192       60,633       111,061      415,836
Units redeemed                                97,911      137,381      186,203      233,800       270,141      298,095
                                             -------      -------      -------      -------     ---------    ---------
Units, end of period                         263,240      316,628      654,115      815,126       981,827    1,140,907
                                             =======      =======      =======      =======     =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   John Hancock
                                          Investment Quality Bond   Investment Quality Bond    International Equity
                                                 Series I                  Series II              Index Series I
                                         ------------------------  ------------------------  -----------------------
                                             2008         2007         2008         2007         2008        2007
                                         -----------  -----------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received       $   548,756  $   940,930  $ 1,615,929  $ 2,558,732  $    26,850  $   77,308
Expenses:
   Mortality and expense risk and
      administrative charges                (139,573)    (166,974)    (436,910)    (472,422)     (22,642)    (33,950)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Net investment income (loss)                 409,183      773,956    1,179,019    2,086,310        4,208      43,358
                                         -----------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --           --           --       11,988      91,837
   Net realized gain (loss)                 (407,484)    (105,424)    (954,525)    (218,584)      41,253     177,298
                                         -----------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses)                     (407,484)    (105,424)    (954,525)    (218,584)      53,241     269,135
                                         -----------  -----------  -----------  -----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                        (303,180)    (206,032)  (1,177,057)    (616,271)    (807,029)    (55,004)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations           (301,481)     462,500     (952,563)   1,251,455     (749,580)    257,489
                                         -----------  -----------  -----------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                          20,522       25,354      658,493    2,604,220        4,047      17,362
   Transfers between sub-accounts and
      the company                           (372,865)    (195,643)  (6,466,039)     708,484     (136,223)    213,283
   Withdrawals                            (1,768,098)  (1,756,486)  (2,356,707)  (1,185,917)    (240,440)   (257,226)
   Annual contract fee                        (4,856)      (4,836)    (105,452)     (89,771)        (740)       (797)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,125,297)  (1,931,611)  (8,269,705)   2,037,016     (373,356)    (27,378)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (2,426,778)  (1,469,111)  (9,222,268)   3,288,471   (1,122,936)    230,111
Contract owners' equity at beginning of
   period                                  9,925,342   11,394,453   30,161,960   26,873,489    1,938,532   1,708,421
                                         -----------  -----------  -----------  -----------  -----------  ----------
Contract owners' equity at end of
   period                                $ 7,498,564  $ 9,925,342  $20,939,692  $30,161,960  $   815,596  $1,938,532
                                         ===========  ===========  ===========  ===========  ===========  ==========

                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                   456,240      545,376    1,979,728    1,825,924        82,272       82,188
Units issued                                  42,853       18,883      195,350      425,346         5,748       26,888
Units redeemed                               143,754      108,019      753,289      271,542        24,506       26,804
                                             -------      -------    ---------    ---------        ------       ------
Units, end of period                         355,339      456,240    1,421,789    1,979,728        63,514       82,272
                                             =======      =======    =========    =========        ======       ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               John Hancock
                                           International Equity   John Hancock Strategic      Large Cap Value
                                             Index Series II         Income Series II             Series I
                                         -----------------------  ----------------------  -----------------------
                                             2008        2007        2008        2007         2008        2007
                                         -----------  ----------  ----------  ----------  -----------  ----------
Income:
   Dividend distributions received       $    64,896  $  162,444  $  140,250  $   37,958  $    28,053  $   26,980
Expenses:
   Mortality and expense risk and
      administrative charges                 (55,020)    (74,633)    (25,647)    (36,052)     (30,857)    (46,230)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Net investment income (loss)                   9,876      87,811     114,603       1,906       (2,804)    (19,250)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received        28,191     210,272          --          --           --     169,510
   Net realized gain (loss)                  163,318     495,257      (8,795)     20,919     (109,397)     62,752
                                         -----------  ----------  ----------  ----------  -----------  ----------
Realized gains (losses)                      191,509     705,529      (8,795)     20,919     (109,397)    232,262
                                         -----------  ----------  ----------  ----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (2,155,447)   (197,684)   (243,790)     56,713     (735,229)   (127,148)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (1,954,062)    595,656    (137,982)     79,538     (847,430)     85,864
                                         -----------  ----------  ----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                          30,802      92,629       2,668      10,763       12,223      22,305
   Transfers between sub-accounts and
      the company                            (60,451)     10,185    (296,383)    128,047      (91,664)    (81,038)
   Withdrawals                              (139,309)   (387,607)   (414,057)   (513,388)    (287,729)   (483,093)
   Annual contract fee                       (11,824)    (12,226)     (3,886)     (5,139)      (1,828)     (2,385)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (180,782)   (297,019)   (711,658)   (379,717)    (368,998)   (544,211)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (2,134,844)    298,637    (849,640)   (300,179)  (1,216,428)   (458,347)
Contract owners' equity at beginning of
   period                                  4,400,789   4,102,152   1,943,403   2,243,582    2,534,657   2,993,004
                                         -----------  ----------  ----------  ----------  -----------  ----------
Contract owners' equity at end of
   period                                $ 2,265,945  $4,400,789  $1,093,763  $1,943,403  $ 1,318,229  $2,534,657
                                         ===========  ==========  ==========  ==========  ===========  ==========

                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                   188,054      198,515      135,809      162,655       101,295      122,803
Units issued                                  33,492       48,139       13,180       30,626         4,905       29,355
Units redeemed                                43,948       58,600       63,834       57,472        22,669       50,863
                                             -------      -------      -------      -------       -------      -------
Units, end of period                         177,598      188,054       85,155      135,809        83,531      101,295
                                             =======      =======      =======      =======       =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Large Cap Value Series II  Lifestyle Aggressive Series I  Lifestyle Aggressive Series II
                                         -------------------------  -----------------------------  ------------------------------
                                             2008         2007           2008            2007           2008            2007
                                         -----------  ------------  --------------  -------------  --------------  --------------
Income:
   Dividend distributions received       $    80,245  $    52,568    $    67,145     $  507,621     $    581,996    $  4,877,738
Expenses:
   Mortality and expense risk and
   administrative charges                    (93,456)    (132,625)       (61,157)       (85,103)        (549,576)       (808,521)
                                         -----------  -----------    -----------     ----------     ------------    ------------
Net investment income (loss)                 (13,211)     (80,057)         5,988        422,518           32,420       4,069,217
                                         -----------  -----------    -----------     ----------     ------------    ------------
Realized gains (losses) on investments:
   Capital gain distributions received            --      498,880        510,358        128,896        4,732,949       1,306,816
   Net realized gain (loss)                 (201,309)     452,319       (171,865)       141,663       (2,562,178)        643,605
                                         -----------  -----------    -----------     ----------     ------------    ------------
Realized gains (losses)                     (201,309)     951,199        338,493        270,559        2,170,771       1,950,421
                                         -----------  -----------    -----------     ----------     ------------    ------------
Unrealized appreciation (depreciation)
   during the period                      (2,492,246)    (651,035)    (2,355,890)      (327,843)     (21,066,514)     (2,125,335)
                                         -----------  -----------    -----------     ----------     ------------    ------------
Net increase (decrease) in contract
   owners' equity from operations         (2,706,766)     220,107     (2,011,409)       365,234      (18,863,323)      3,894,303
                                         -----------  -----------    -----------     ----------     ------------    ------------
Changes from principal transactions:
   Purchase payments                         185,999      267,568         73,254         96,212        2,517,738       1,719,981
   Transfers between sub-accounts and
      the company                             (6,609)  (1,035,385)      (231,555)      (311,250)      (1,023,556)       (446,442)
   Withdrawals                              (359,248)    (681,452)      (235,955)      (552,018)      (3,494,889)    (16,257,192)
   Annual contract fee                       (21,012)     (24,877)        (4,541)        (5,010)        (168,286)       (223,134)
                                         -----------  -----------    -----------     ----------     ------------    ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (200,870)  (1,474,146)      (398,797)      (772,066)      (2,168,993)    (15,206,787)
                                         -----------  -----------    -----------     ----------     ------------    ------------
Total increase (decrease) in contract
   owners' equity                         (2,907,636)  (1,254,039)    (2,410,206)      (406,832)     (21,032,316)    (11,312,484)
Contract owners' equity at beginning of
   period                                  7,440,399    8,694,438      4,982,898      5,389,730       46,731,421      58,043,905
                                         -----------  -----------    -----------     ----------     ------------    ------------
Contract owners' equity at end of
   period                                $ 4,532,763  $ 7,440,399    $ 2,572,692     $4,982,898     $ 25,699,105    $ 46,731,421
                                         ===========  ===========    ===========     ==========     ============    ============

                                             2008          2007          2008            2007            2008          2007
                                         -----------  -----------   ------------    -----------    -------------   -------------
Units, beginning of period                   297,142      356,215        277,412        319,879        2,375,128       3,105,824
Units issued                                  31,464       51,141          8,343         15,247          452,817         331,606
Units redeemed                                41,367      110,214         35,680         57,714          530,517       1,062,302
                                         -----------  -----------    -----------     ----------     ------------    ------------
Units, end of period                         287,239      297,142        250,075        277,412        2,297,428       2,375,128
                                         ===========  ===========    ===========     ==========     ============    ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Lifestyle Balanced Series I  Lifestyle Balanced Series II  Lifestyle Conservative Series I
                                         ---------------------------  ----------------------------  -------------------------------
                                             2008           2007           2008           2007           2008            2007
                                         ------------  -------------  -------------  -------------  --------------  ---------------
Income:
   Dividend distributions received       $  1,066,519   $  4,038,816  $  24,457,868   $ 54,968,229   $   571,562      $ 1,210,158
Expenses:
   Mortality and expense risk and
      administrative charges                 (595,169)      (845,037)   (11,896,110)   (11,798,225)     (228,439)        (245,296)
                                         ------------   ------------  -------------   ------------   -----------      -----------
Net investment income (loss)                  471,350      3,193,779     12,561,758     43,170,004       343,123          964,862
                                         ------------   ------------  -------------   ------------   -----------      -----------
Realized gains (losses) on investments:
   Capital gain distributions received      1,672,400         79,068     31,740,338      1,362,354       275,032           37,962
   Net realized gain (loss)                (1,014,258)     3,274,591    (13,214,519)     7,479,529      (828,644)         110,503
                                         ------------   ------------  -------------   ------------   -----------      -----------
Realized gains (losses)                       658,142      3,353,659     18,525,819      8,841,883      (553,612)         148,465
                                         ------------   ------------  -------------   ------------   -----------      -----------
Unrealized appreciation (depreciation)
   during the period                      (14,757,643)    (3,887,428)  (315,511,690)   (22,656,739)   (2,382,837)        (587,573)
                                         ------------   ------------  -------------   ------------   -----------      -----------
Net increase (decrease) in contract
   owners' equity from operations         (13,628,151)     2,660,010   (284,424,113)    29,355,148    (2,593,326)         525,754
                                         ------------   ------------  -------------   ------------   -----------      -----------
Changes from principal transactions:
   Purchase payments                          144,684        222,106     85,459,568    146,089,327        40,001            6,937
   Transfers between sub-accounts and
      the company                          (2,403,402)     1,066,304     36,434,943     60,465,782     1,101,292        2,636,658
   Withdrawals                             (7,011,437)   (12,261,578)   (55,902,830)   (42,052,638)   (2,211,853)      (3,148,080)
   Annual contract fee                        (25,128)       (28,871)    (2,974,203)    (2,098,178)      (11,265)          (9,902)
                                         ------------   ------------  -------------   ------------   -----------      -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (9,295,283)   (11,002,039)    63,017,478    162,404,293    (1,081,825)        (514,387)
                                         ------------   ------------  -------------   ------------   -----------      -----------
Total increase (decrease) in contract
   owners' equity                         (22,923,434)    (8,342,029)  (221,406,635)   191,759,441    (3,675,151)          11,367
Contract owners' equity at beginning of
   period                                  47,729,338     56,071,367    828,590,268    636,830,827    15,462,501       15,451,134
                                         ------------   ------------  -------------   ------------   -----------      -----------
Contract owners' equity at end of
   period                                $ 24,805,904   $ 47,729,338  $ 607,183,633   $828,590,268   $11,787,350      $15,462,501
                                         ============   ============  =============   ============   ===========      ===========

                                              2008          2007           2008           2007           2008             2007
                                         ------------  -------------  -------------  -------------  ------------    -------------
Units, beginning of period                  2,442,488      2,968,742     47,211,660     36,438,509       810,361          855,575
Units issued                                  186,468        236,619     11,304,790     14,170,310       293,177          184,640
Units redeemed                                774,391        762,873      6,369,349      3,397,159       352,230          229,854
                                         ------------   ------------  -------------   ------------   -----------      -----------
Units, end of period                        1,854,565      2,442,488     52,147,101     47,211,660       751,308          810,361
                                         ============   ============  =============   ============   ===========      ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Lifestyle Conservative Series II   Lifestyle Growth Series I   Lifestyle Growth Series II
                                         --------------------------------  --------------------------  ---------------------------
                                               2008             2007           2008          2007           2008          2007
                                         ---------------  ---------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received        $  5,800,826      $ 6,027,256    $    579,856  $ 2,702,079   $  21,392,821  $ 63,949,613
Expenses:
   Mortality and expense risk and
   administrative charges                   (1,783,174)      (1,232,962)       (389,308)    (546,048)    (13,590,323)  (13,772,163)
                                          ------------      -----------    ------------  -----------   -------------  ------------
Net investment income (loss)                 4,017,652        4,794,294         190,548    2,156,031       7,802,498    50,177,450
Realized gains (losses) on investments:
   Capital gain distributions received       1,927,286          205,189       1,398,987      176,921      46,529,392     4,288,465
   Net realized gain (loss)                 (4,178,069)         149,339        (568,341)   1,630,411     (14,070,588)    9,134,015
                                          ------------      -----------    ------------  -----------   -------------  ------------
Realized gains (losses)                     (2,250,783)         354,528         830,646    1,807,332      32,458,804    13,422,480
                                          ------------      -----------    ------------  -----------   -------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (23,438,060)      (2,650,791)    (11,986,262)  (1,915,164)   (426,449,262)  (22,680,742)
                                          ------------      -----------    ------------  -----------   -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (21,671,191)       2,498,031     (10,965,068)   2,048,199    (386,187,960)   40,919,188
                                          ------------      -----------    ------------  -----------   -------------  ------------
Changes from principal transactions:
   Purchase payments                        14,789,124       11,302,451         217,593      234,298     110,746,555   234,360,468
   Transfers between sub-accounts and
      the company                           58,530,925        9,776,328      (2,294,777)   2,001,248      (9,489,679)   54,200,377
   Withdrawals                             (10,284,533)      (8,027,354)     (3,041,684)  (6,520,117)    (44,391,288)  (41,166,113)
   Annual contract fee                        (373,764)        (184,590)        (20,160)     (23,241)     (3,813,957)   (2,560,236)
                                          ------------      -----------    ------------  -----------   -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             62,661,752       12,866,835      (5,139,028)  (4,307,812)     53,051,631   244,834,496
                                          ------------      -----------    ------------  -----------   -------------  ------------
Total increase (decrease) in contract
   owners' equity                           40,990,561       15,364,866     (16,104,096)  (2,259,613)   (333,136,329)  285,753,684
Contract owners' equity at beginning
   of period                                84,601,350       69,236,484      32,488,479   34,748,092     992,822,441   707,068,757
                                          ------------      -----------    ------------  -----------   -------------  ------------
Contract owners' equity at end of
period                                    $125,591,911      $84,601,350    $ 16,384,383  $32,488,479   $ 659,686,112  $992,822,441
                                          ============      ===========    ============  ===========   =============  ============

                                              2008             2007           2008          2007           2008          2007
                                         -------------    -------------    ------------  -----------   -------------  ------------

Units, beginning of period                   5,316,720        4,437,341       1,701,361    1,922,170      55,721,491    39,974,250
Units issued                                 6,722,128        2,786,053         124,138      174,492      11,444,245    19,026,664
Units redeemed                               2,460,150        1,906,674         449,586      395,301       6,844,176     3,279,423
                                          ------------      -----------    ------------  -----------   -------------  ------------
Units, end of period                         9,578,698        5,316,720       1,375,913    1,701,361      60,321,560    55,721,491
                                          ============      ===========    ============  ===========   =============  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Lifestyle Moderate            Lifestyle Moderate           LMFC Core Equity
                                                  Series I                     Series II                   Series II
                                         --------------------------   ---------------------------   ------------------------
                                             2008           2007          2008           2007           2008         2007
                                         ------------   -----------   ------------   ------------   -----------   ----------
Income:
   Dividend distributions received       $    664,874   $ 1,989,659   $  9,424,975   $ 15,148,332   $   538,309   $       --
Expenses:
   Mortality and expense risk and
      administrative charges                 (326,357)     (427,460)    (3,555,391)    (3,222,032)      (64,886)     (99,410)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Net investment income (loss)                  338,517     1,562,199      5,869,584     11,926,300       473,423      (99,410)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Realized gains (losses) on investments:
   Capital gain distributions received        500,775        32,787      5,132,111        296,505       127,621      446,384
   Net realized gain (loss)                  (788,035)      740,039     (5,886,949)       633,517      (456,858)      98,610
                                         ------------   -----------   ------------   ------------   -----------   ----------
Realized gains (losses)                      (287,260)      772,826       (754,838)       930,022      (329,237)     544,994
                                         ------------   -----------   ------------   ------------   -----------   ----------
Unrealized appreciation (depreciation)
   during the period                       (5,613,590)   (1,385,288)   (68,935,764)    (6,766,925)   (3,398,308)    (872,167)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Net increase (decrease) in contract
   owners' equity from operations          (5,562,333)      949,737    (63,821,018)     6,089,397    (3,254,122)    (426,583)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Changes from principal transactions:
   Purchase payments                           56,608        63,332     29,541,460     35,959,673       135,998      145,308
   Transfers between sub-accounts and
      the company                          (2,369,552)    1,688,282     30,407,347     25,783,842       926,377      (98,111)
   Withdrawals                             (3,566,007)   (5,114,678)   (18,372,880)   (14,758,398)     (376,081)    (467,754)
   Annual contract fee                        (10,412)      (11,189)      (789,749)      (517,512)      (15,418)     (18,353)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (5,889,363)   (3,374,253)    40,786,178     46,467,605       670,876     (438,910)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Total increase (decrease) in contract
   owners' equity                         (11,451,696)   (2,424,516)   (23,034,840)    52,557,002    (2,583,246)    (865,493)
Contract owners' equity at beginning
   of period                               24,870,731    27,295,247    224,500,266    171,943,264     5,664,391    6,529,884
                                         ------------   -----------   ------------   ------------   -----------   ----------
Contract owners' equity at end of
   period                                $ 13,419,035   $24,870,731   $201,465,426   $224,500,266   $ 3,081,145   $5,664,391
                                         ============   ===========   ============   ============   ===========   ==========

                                             2008           2007          2008           2007           2008         2007
                                         ------------   -----------   ------------   ------------   -----------   ----------
Units, beginning of period                  1,329,495     1,516,621     13,562,202     10,417,109       399,691      425,444
Units issued                                  115,681       107,657      5,747,875      4,542,147       171,432       48,861
Units redeemed                                490,144       294,783      2,639,416      1,397,054        84,800       74,614
                                         ------------   -----------   ------------   ------------   -----------   ----------
Units, end of period                          955,032     1,329,495     16,670,661     13,562,202       486,323      399,691
                                         ============   ===========   ============   ============   ===========   ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Marisco International
                                           Opportunities Series II       Mid Cap Index Series I      Mid Cap Index Series II
                                         --------------------------   ---------------------------   -------------------------
                                             2008           2007          2008           2007           2008          2007
                                         ------------   -----------   ------------   ------------   -----------   -----------
Income:
   Dividend distributions received       $     36,841   $    57,506   $     18,946   $     36,654   $    80,846   $   122,575
Expenses:
   Mortality and expense risk and
      administrative charges                  (60,858)      (63,490)       (35,131)       (44,194)     (184,373)     (204,374)
                                         ------------   -----------   ------------   ------------   -----------   -----------
Net investment income (loss)                  (24,017)       (5,984)       (16,185)        (7,540)     (103,527)      (81,799)
                                         ------------   -----------   ------------   ------------   -----------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received        178,534       857,423         54,981        344,093       275,493     1,615,765
   Net realized gain (loss)                  (801,989)      343,053       (142,072)       165,686      (797,841)      806,197
                                         ------------   -----------   ------------   ------------   -----------   -----------
Realized gains (losses)                      (623,455)    1,200,476        (87,091)       509,779      (522,348)    2,421,962
                                         ------------   -----------   ------------   ------------   -----------   -----------
Unrealized appreciation (depreciation)
   during the period                       (1,994,774)     (644,290)      (857,454)      (337,520)   (4,516,470)   (1,935,448)
                                         ------------   -----------   ------------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations          (2,642,246)      550,202       (960,730)       164,719    (5,142,345)      404,715
                                         ------------   -----------   ------------   ------------   -----------   -----------
Changes from principal transactions:
   Purchase payments                          334,260       717,514          4,573         26,053       248,855       398,931
   Transfers between sub-accounts and
      the company                            (647,469)    1,751,849        117,352        160,572     1,924,281     3,508,440
   Withdrawals                               (224,807)     (596,083)      (436,275)      (315,527)   (1,324,915)   (1,804,473)
   Annual contract fee                         (7,737)       (4,701)        (1,723)        (1,644)      (47,665)      (42,867)
                                         ------------   -----------   ------------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                              (545,753)    1,868,579       (316,073)      (130,546)      800,556     2,060,031
                                         ------------   -----------   ------------   ------------   -----------   -----------
Total increase (decrease) in contract
   owners' equity                          (3,187,999)    2,418,781     (1,276,803)        34,173    (4,341,789)    2,464,746
Contract owners' equity at beginning
   of period                                5,510,886     3,092,105      2,618,284      2,584,111    12,705,176    10,240,430
                                         ------------   -----------   ------------   ------------   -----------   -----------
Contract owners' equity at end of
   period                                $  2,322,887   $ 5,510,886   $  1,341,481   $  2,618,284   $ 8,363,387   $12,705,176
                                         ============   ===========   ============   ============   ===========   ===========

                                             2008           2007          2008           2007           2008          2007
                                         ------------   -----------   ------------   ------------   -----------   -----------
Units, beginning of period                    256,410       165,812        128,389        133,983       677,699       573,750
Units issued                                  118,431       220,240         48,317         17,739       267,848       315,536
Units redeemed                                148,100       129,642         71,444         23,333       232,830       211,587
                                         ------------   -----------   ------------   ------------   -----------   -----------
Units, end of period                          226,741       256,410        105,262        128,389       712,717       677,699
                                         ============   ===========   ============   ============   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Mid Cap Intersection
                                                  Series II              Mid Cap Stock Series I       Mid Cap Stock Series II
                                         --------------------------   ---------------------------   --------------------------
                                             2008           2007          2008           2007           2008          2007
                                         ------------   -----------   ------------   ------------   ------------   -----------
Income:
   Dividend distributions received       $         --   $        --   $         --   $         --   $         --   $        --
Expenses:
   Mortality and expense risk and
      administrative charges                   (3,764)         (430)      (239,351)      (308,652)      (301,890)     (351,565)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Net investment income (loss)                   (3,764)         (430)      (239,351)      (308,652)      (301,890)     (351,565)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received             --            --        413,597      4,815,909        562,298     5,878,355
   Net realized gain (loss)                   (39,550)       (3,745)        94,256      1,868,031       (238,441)    1,477,953
                                         ------------   -----------   ------------   ------------   ------------   -----------
Realized gains (losses)                       (39,550)       (3,745)       507,853      6,683,940        323,857     7,356,308
                                         ------------   -----------   ------------   ------------   ------------   -----------
Unrealized appreciation (depreciation)
   during the period                         (140,925)       (2,404)    (8,840,498)    (2,566,502)   (11,100,329)   (2,640,503)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from operations            (184,239)       (6,579)    (8,571,996)     3,808,786    (11,078,362)    4,364,240
                                         ------------   -----------   ------------   ------------   ------------   -----------
Changes from principal transactions:
   Purchase payments                          136,411        59,983        126,600         93,350        603,946       997,281
   Transfers between sub-accounts and
      the company                             218,531         4,836      2,233,169       (539,809)     1,551,239       106,991
   Withdrawals                                   (444)         (433)    (2,397,735)    (4,040,711)    (1,643,956)   (2,247,984)
   Annual contract fee                            (64)           --        (11,168)       (11,069)       (65,362)      (66,812)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               354,434        64,386        (49,134)    (4,498,239)       445,867    (1,210,524)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Total increase (decrease) in contract
   owners' equity                             170,195        57,807     (8,621,130)      (689,453)   (10,632,495)    3,153,716
Contract owners' equity at beginning of
   period                                      57,807            --     18,818,584     19,508,037     24,028,488    20,874,772
                                         ------------   -----------   ------------   ------------   ------------   -----------
Contract owners' equity at end of
   period                                $    228,002   $    57,807   $ 10,197,454   $ 18,818,584   $ 13,395,993   $24,028,488
                                         ============   ===========   ============   ============   ============   ===========

                                             2008           2007          2008           2007           2008           2007
                                         ------------   -----------   ------------   ------------   ------------   -----------
Units, beginning of period                      5,027             -        933,397      1,177,671        977,546     1,015,920
Units issued                                   59,865        12,648        222,918         88,194        221,660       189,884
Units redeemed                                 30,139         7,621        243,169        332,468        211,169       228,258
                                         ------------   -----------   ------------   ------------   ------------   -----------
Units, end of period                           34,753         5,027        913,146        933,397        988,037       977,546
                                         ============   ===========   ============   ============   ============   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                       Money
                                          Mid Cap Value Series I    Mid Cap Value Series II     Market B Series NAV
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $    95,844  $   106,534  $   228,997  $   169,342  $   135,699  $   168,148
Expenses:
   Mortality and expense risk and
      administrative charges                 (92,347)    (157,715)    (231,133)    (367,586)    (108,545)     (59,451)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                   3,497      (51,181)      (2,136)    (198,244)      27,154      108,697
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       259,159    2,665,712      666,481    6,291,655           --           --
   Net realized gain (loss)               (1,139,700)     606,946   (1,632,463)     825,320        2,285       (3,744)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     (880,541)   3,272,658     (965,982)   7,116,975        2,285       (3,744)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,936,613)  (3,169,152)  (6,234,278)  (6,911,749)          --           --
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (2,813,657)      52,325   (7,202,396)       6,982       29,439      104,953
                                         -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          13,072       15,863      215,351      246,203       18,681       38,001
   Transfers between sub-accounts and
      the company                           (585,980)    (639,173)  (1,113,850)  (1,407,970)   5,875,832    7,811,192
   Withdrawals                            (1,016,578)  (1,872,057)  (1,324,736)  (3,182,141)  (2,703,464)  (2,563,205)
   Annual contract fee                        (4,785)      (6,744)     (44,400)     (61,156)     (21,728)     (12,941)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,594,271)  (2,502,111)  (2,267,635)  (4,405,064)   3,169,321    5,273,047
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (4,407,928)  (2,449,786)  (9,470,031)  (4,398,082)   3,198,760    5,378,000
Contract owners' equity at beginning of
   period                                  8,000,555   10,450,341   19,694,402   24,092,484    5,378,000           --
                                         -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 3,592,627  $ 8,000,555  $10,224,371  $19,694,402  $ 8,576,760  $ 5,378,000
                                         ===========  ===========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                   396,662      513,445    1,036,284    1,254,692      421,840           --
Units issued                                   7,454       34,602       52,968       64,938      724,897      729,799
Units redeemed                               107,060      151,385      190,273      283,346      477,077      307,959
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                         297,056      396,662      898,979    1,036,284      669,660      421,840
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        Natural
                                           Money Market Series I     Money Market Series II       Resources Series II
                                         ------------------------  --------------------------  -------------------------
                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received       $   443,963  $ 1,130,725  $  1,198,106  $  1,776,935  $     53,554  $   145,042
Expenses:
   Mortality and expense risk and
      administrative charges                (396,166)    (391,840)   (1,352,071)     (689,286)     (286,519)    (279,801)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                  47,797      738,885      (153,965)    1,087,649      (232,965)    (134,759)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --            --            --       659,413    7,552,787
   Net realized gain (loss)                     (347)          45        (2,105)       (5,048)   (4,541,964)     989,538
                                         -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                         (347)          45        (2,105)       (5,048)   (3,882,551)   8,542,325
                                         -----------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                              --           --            --            --    (6,395,628)  (2,804,942)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations             47,450      738,930      (156,070)    1,082,601   (10,511,144)   5,602,624
                                         -----------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                         315,253    3,324,992    21,784,518    11,645,794       836,037    2,181,447
   Transfers between sub-accounts and
      the company                         (2,968,538)  (6,796,313)   78,191,594    26,965,519    (1,686,471)   2,213,807
   Withdrawals                             3,699,634      952,619   (31,766,262)  (20,634,144)   (1,893,940)  (2,324,650)
   Annual contract fee                       (15,689)     (15,452)     (244,422)     (106,193)      (39,419)     (32,892)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            1,030,660   (2,534,154)   67,965,428    17,870,976    (2,783,793)   2,037,712
                                         -----------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                          1,078,110   (1,795,224)   67,809,358    18,953,577   (13,294,937)   7,640,336
Contract owners' equity at beginning of
   period                                 23,079,597   24,874,821    52,314,651    33,361,074    21,904,242   14,263,906
                                         -----------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of
   period                                $24,157,707  $23,079,597  $120,124,009  $ 52,314,651  $  8,609,305  $21,904,242
                                         ===========  ===========  ============  ============  ============  ===========

                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                 1,469,476    1,593,153     4,050,334     2,653,029       464,413      389,272
Units issued                               1,771,755    1,697,275    11,943,209     7,064,427       279,527      310,541
Units redeemed                             1,709,392    1,820,952     6,687,407     5,667,122       340,806      235,400
                                         -----------  -----------  ------------  ------------  ------------  -----------
Units, end of period                       1,531,839    1,469,476     9,306,136     4,050,334       403,134      464,413
                                         ===========  ===========  ============  ============  ============  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Optimized                Optimized
                                             All Cap Series II         Value Series II        Pacific Rim Series I
                                         ------------------------  -----------------------  ------------------------
                                             2008         2007         2008        2007         2008         2007
                                         -----------  -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received       $    58,425  $   122,664  $    66,204  $   44,014  $    25,596  $    46,815
Expenses:
   Mortality and expense risk and
      administrative charges                (147,201)    (159,168)     (47,240)    (46,903)     (24,456)     (40,068)
                                         -----------  -----------  -----------  ----------  -----------  -----------
Net investment income (loss)                 (88,776)     (36,504)      18,964      (2,889)       1,140        6,747
                                         -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --    1,290,619           --     158,148       42,284      629,431
   Net realized gain (loss)                 (898,393)     (12,868)    (312,192)    (19,000)    (109,890)     474,586
                                         -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses)                     (898,393)   1,277,751     (312,192)    139,148      (67,606)   1,104,017
                                         -----------  -----------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (4,068,145)  (1,745,012)  (1,307,326)   (623,601)    (759,707)    (889,652)
                                         -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (5,055,314)    (503,765)  (1,600,554)   (487,342)    (826,173)     221,112
                                         -----------  -----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          95,333       79,864       53,928      25,867       12,285       20,875
   Transfers between sub-accounts and
      the company                           (165,361)  14,933,447       11,528   4,741,844      (16,627)    (320,157)
   Withdrawals                            (1,047,804)  (2,635,482)    (428,909)   (417,520)    (169,994)    (838,651)
   Annual contract fee                       (45,111)     (44,929)     (16,327)    (11,876)      (1,352)      (1,412)
                                         -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,162,943)  12,332,900     (379,780)  4,338,315     (175,688)  (1,139,345)
                                         -----------  -----------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (6,218,257)  11,829,135   (1,980,334)  3,850,973   (1,001,861)    (918,233)
Contract owners' equity at beginning of
   period                                 12,353,188      524,053    4,042,281     191,308    2,216,777    3,135,010
                                         -----------  -----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 6,134,931  $12,353,188  $ 2,061,947  $4,042,281  $ 1,214,916  $ 2,216,777
                                         ===========  ===========  ===========  ==========  ===========  ===========

                                             2008         2007         2008        2007         2008         2007
                                         -----------  -----------  -----------  ----------  -----------  -----------
Units, beginning of period                   578,097       24,965      233,957      10,319      144,936      221,132
Units issued                                  44,446      749,377       15,765     260,279       28,314       21,332
Units redeemed                               108,752      196,245       43,148      36,641       37,732       97,528
                                         -----------  -----------  -----------  ----------  -----------  -----------
Units, end of period                         513,791      578,097      206,574     233,957      135,518      144,936
                                         ===========  ===========  ===========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Pacific Rim            PIM Classic Value         PIMCO VIT All Asset
                                                Series II                  Series II                 Series II
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $    45,293  $    68,313   $    26,150  $    28,134  $   162,601  $   280,622
Expenses:
   Mortality and expense risk and
      administrative charges                 (51,116)     (73,537)      (25,793)     (34,512)     (49,463)     (70,245)
                                         -----------  -----------   -----------  -----------  -----------  -----------
Net investment income (loss)                  (5,823)      (5,224)          357       (6,378)     113,138      210,377
                                         -----------  -----------   -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        79,606    1,163,672        27,169      216,776        7,975           --
   Net realized gain (loss)                 (663,825)     278,645      (464,980)     142,018     (226,902)      21,482
                                         -----------  -----------   -----------  -----------  -----------  -----------
Realized gains (losses)                     (584,219)   1,442,317      (437,811)     358,794     (218,927)      21,482
                                         -----------  -----------   -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,180,838)  (1,099,571)     (542,291)    (640,168)    (465,177)      15,088
                                         -----------  -----------   -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (1,770,880)     337,522      (979,745)    (287,752)    (570,966)     246,947
                                         -----------  -----------   -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         265,219      369,860        86,940      299,568       30,180       54,311
   Transfers between sub-accounts and
      the company                           (292,876)     127,345       268,925     (345,192)       2,001     (780,439)
   Withdrawals                              (230,131)    (475,289)      (77,111)    (221,336)    (641,832)    (754,915)
   Annual contract fee                       (10,400)     (12,723)       (3,454)      (2,875)      (7,782)     (12,665)
                                         -----------  -----------   -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (268,188)       9,193       275,300     (269,835)    (617,433)  (1,493,708)
                                         -----------  -----------   -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (2,039,068)     346,715      (704,445)    (557,587)  (1,188,399)  (1,246,761)
Contract owners' equity at beginning of
   period                                  4,315,252    3,968,537     1,831,414    2,389,001    3,544,793    4,791,554
                                         -----------  -----------   -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 2,276,184  $ 4,315,252   $ 1,126,969  $ 1,831,414  $ 2,356,394  $ 3,544,793
                                         ===========  ===========   ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                   195,764      186,801       129,464      142,588      224,910      322,832
Units issued                                 101,299      171,001       148,367       62,041       62,360       23,769
Units redeemed                               119,838      162,038       128,602       75,165      106,232      121,691
                                         -----------  -----------   -----------  -----------  -----------  -----------
Units, end of period                         177,225      195,764       149,229      129,464      181,038      224,910
                                         ===========  ===========   ===========  ===========  ===========  ===========

See accompanying notes

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Quantitative Mid Cap       Quantitative Mid Cap     Real Estate Securities
                                                Series I                   Series II                  Series I
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received        $     127    $   1,572    $       113  $    10,139  $   138,700  $   234,613
Expenses:
   Mortality and expense risk and
      administrative charges                 (1,539)      (6,637)       (14,609)     (50,340)     (74,269)    (144,501)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Net investment income (loss)                 (1,412)      (5,065)       (14,496)     (40,201)      64,431       90,112
                                          ---------    ---------    -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received          306       70,728          3,006      450,713       68,764    4,408,757
   Net realized gain (loss)                (114,564)     (17,593)      (831,701)    (147,655)  (2,717,358)    (320,055)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Realized gains (losses)                    (114,258)      53,135       (828,695)     303,058   (2,648,594)   4,088,702
                                          ---------    ---------    -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        104,304      (53,122)       715,424     (561,763)     555,719   (5,636,618)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (11,366)      (5,052)      (127,767)    (298,906)  (2,028,444)  (1,457,804)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                             --          258         19,088       26,672       22,409       55,896
   Transfers between sub-accounts and
      the company                          (299,653)     (86,216)    (2,943,832)   3,408,010   (1,082,117)  (1,461,519)
   Withdrawals                               (7,801)     (62,522)      (143,082)  (1,034,856)    (667,581)  (1,985,339)
   Annual contract fee                         (252)        (529)        (2,859)     (13,611)      (3,594)      (5,374)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (307,706)    (149,009)    (3,070,685)   2,386,215   (1,730,883)  (3,396,336)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                          (319,072)    (154,061)    (3,198,452)   2,087,309   (3,759,327)  (4,854,140)
Contract owners' equity at beginning of
   period                                   319,072      473,133      3,198,452    1,111,143    6,284,003   11,138,143
                                          ---------    ---------    -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                 $      --    $ 319,072    $        --  $ 3,198,452  $ 2,524,676  $ 6,284,003
                                          =========    =========    ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                    23,745       33,937       187,524       62,862      201,915      296,380
Units issued                                   1,485          342         3,916      232,495       26,315       19,036
Units redeemed                                25,230       10,534       191,440      107,833       92,780      113,501
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, end of period                              --       23,745            --      187,524      135,450      201,915
                                         ===========  ===========  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Real Estate Securities        Real Return Bond        Science & Technology
                                                Series II                   Series II                  Series I
                                         -------------------------  -------------------------  ------------------------
                                             2008          2007         2008         2007          2008         2007
                                         -----------  ------------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   351,546  $    369,388  $     61,702  $   677,238  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                (197,951)     (288,796)     (179,346)    (167,404)    (135,115)    (205,790)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Net investment income (loss)                 153,595        80,592      (117,644)     509,834     (135,115)    (205,790)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       182,160     8,278,870       277,145           --           --           --
   Net realized gain (loss)               (5,987,863)     (901,177)     (252,965)    (141,303)     366,827       (1,899)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses)                   (5,805,703)    7,377,693        24,180     (141,303)     366,827       (1,899)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                         472,354   (11,025,881)   (1,578,087)     553,626   (5,299,297)   2,415,905
                                         -----------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (5,179,754)   (3,567,596)   (1,671,551)     922,157   (5,067,585)   2,208,216
                                         -----------  ------------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         263,055     1,714,626        66,629      139,575       50,321      131,971
   Transfers between sub-accounts and
      the company                         (1,262,978)    4,241,818     2,329,944      285,119     (870,570)    (636,923)
   Withdrawals                            (1,979,315)   (2,297,176)   (1,701,306)  (1,649,743)  (1,291,342)  (2,978,793)
   Annual contract fee                       (32,635)      (40,311)      (25,524)     (21,457)      (9,981)     (11,376)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (3,011,873)    3,618,957       669,743   (1,246,506)  (2,121,572)  (3,495,121)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (8,191,627)       51,361    (1,001,808)    (324,349)  (7,189,157)  (1,286,905)
Contract owners' equity at beginning of
   period                                 15,631,758    15,580,397    10,530,769   10,855,118   12,658,098   13,945,003
                                         -----------  ------------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 7,440,131  $ 15,631,758  $  9,528,961  $10,530,769  $ 5,468,941  $12,658,098
                                         ===========  ============  ============  ===========  ===========  ===========

                                             2008          2007         2008         2007          2008         2007
                                         -----------  ------------  ------------  -----------  -----------  -----------
Units, beginning of period                   619,751       503,126       706,553      796,645    1,171,203    1,476,977
Units issued                                 125,029       327,492       341,903      124,276       72,342      106,995
Units redeemed                               243,860       210,867       314,401      214,368      317,120      412,769
                                         -----------  ------------  ------------  -----------  -----------  -----------
Units, end of period                         500,920       619,751       734,055      706,553      926,425    1,171,203
                                         ===========  ============  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Science & Technology Series II  Scudder Equity Index 500 -- B  Scudder Fixed Income -- B
                                         ------------------------------  -----------------------------  -------------------------
                                               2008            2007            2008           2007          2008          2007
                                         ---------------  -------------  --------------  -------------  ------------  -----------
Income:
   Dividend distributions received         $        --     $        --    $    96,891     $    92,354   $   321,545   $   269,356
Expenses:
   Mortality and expense risk and
      administrative charges                   (71,965)        (92,541)       (76,615)       (123,548)      (72,592)     (102,383)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Net investment income (loss)                   (71,965)        (92,541)        20,276         (31,194)      248,953       166,973
                                           -----------     -----------    -----------     -----------   -----------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received              --              --             --              --            --            --
   Net realized gain (loss)                    301,603         550,805         48,026         345,981      (189,275)      (29,503)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Realized gains (losses)                        301,603         550,805         48,026         345,981      (189,275)      (29,503)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Unrealized appreciation (depreciation)
   during the period                        (2,839,917)        412,995     (2,296,986)        (30,621)   (1,045,347)       (3,596)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations           (2,610,279)        871,259     (2,228,684)        284,166      (985,669)      133,874
                                           -----------     -----------    -----------     -----------   -----------   -----------
Changes from principal transactions:
   Purchase payments                           171,251         435,486         25,040          77,690        10,646        22,806
   Transfers between sub-accounts and
      the company                             (642,082)        802,245     (1,307,534)        (57,654)     (660,443)     (662,493)
   Withdrawals                                (634,744)     (1,104,611)      (286,414)     (1,469,178)     (812,668)   (1,318,189)
   Annual contract fee                         (18,155)        (19,001)       (23,987)        (35,343)      (21,082)      (23,576)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (1,123,730)        114,119     (1,592,895)     (1,484,485)   (1,483,547)   (1,981,452)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Total increase (decrease) in contract
   owners' equity                           (3,734,009)        985,378     (3,821,579)     (1,200,319)   (2,469,216)   (1,847,578)
Contract owners' equity at beginning
   of period                                 6,674,726       5,689,348      7,044,675       8,244,994     5,692,500     7,540,078
                                           -----------     -----------    -----------     -----------   -----------   -----------
Contract owners' equity at end of
   period                                  $ 2,940,717     $ 6,674,726    $ 3,223,096     $ 7,044,675   $ 3,223,284   $ 5,692,500
                                           ===========     ===========    ===========     ===========   ===========   ===========


                                              2008            2007            2008            2007          2008          2007
                                           -----------     -----------    -----------     -----------   -----------   -----------
Units, beginning of period                     408,240         413,029         307,827        372,391        406,302      550,105
Units issued                                   122,298         172,619           8,894         17,212          9,146       18,458
Units redeemed                                 201,852         177,408          88,007         81,776        124,415      162,261
                                           -----------     -----------    -----------     -----------   -----------   -----------
Units, end of period                           328,686         408,240         228,714        307,827        291,033      406,302
                                           ===========     ===========    ===========     ===========   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Small Cap Index Series I  Small Cap Index Series II  Small Cap Opportunities Series I
                                         ------------------------  -------------------------  ---------------------------------
                                             2008         2007         2008         2007           2008             2007
                                         -----------  -----------  -----------  ------------  ---------------  ----------------
Income:
   Dividend distributions received       $   10,827   $   24,997   $    98,071  $   127,322     $    47,138      $    65,867
Expenses:
   Mortality and expense risk and
      administrative charges                (14,835)     (24,803)     (150,041)    (172,835)        (32,083)         (55,085)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Net investment income (loss)                 (4,008)         194       (51,970)     (45,513)         15,055           10,782
                                         ----------   ----------   -----------  -----------     -----------      -----------
Realized gains (losses) on investments:
   Capital gain distributions received       10,037      193,204        99,383    1,207,968          65,972          204,414
   Net realized gain (loss)                 (61,123)      89,586      (549,235)     305,487        (108,342)         204,161
                                         ----------   ----------   -----------  -----------     -----------      -----------
Realized gains (losses)                     (51,086)     282,790      (449,852)   1,513,455         (42,370)         408,575
                                         ----------   ----------   -----------  -----------     -----------      -----------
Unrealized appreciation (depreciation)
   during the period                       (313,041)    (329,712)   (3,296,965)  (2,338,310)     (1,051,332)        (710,446)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Net increase (decrease) in contract
   owners' equity from operations          (368,135)     (46,728)   (3,798,787)    (870,368)     (1,078,647)        (291,089)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Changes from principal transactions:
   Purchase payments                            247       13,969       121,522      173,597             276            9,093
   Transfers between sub-accounts and
      the company                          (197,062)     113,608      (638,609)   8,139,950        (262,626)        (231,697)
   Withdrawals                             (120,846)    (320,796)     (618,738)  (1,979,944)       (254,469)        (589,970)
   Annual contract fee                         (780)        (959)      (43,235)     (41,661)         (1,012)          (1,379)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (318,441)    (194,178)   (1,179,060)   6,291,942        (517,831)        (813,953)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Total increase (decrease) in contract
   owners' equity                          (686,576)    (240,906)   (4,977,847)   5,421,574      (1,596,478)      (1,105,042)
Contract owners' equity at beginning
   of period                              1,274,327    1,515,233    11,757,634    6,336,060       2,872,094        3,977,136
                                         ----------   ----------   -----------  -----------     -----------      -----------
Contract owners' equity at end of
   period                                $  587,751   $1,274,327   $ 6,779,787  $11,757,634     $ 1,275,616      $ 2,872,094
                                         ==========   ==========   ===========  ===========     ===========      ===========

                                             2008         2007         2008         2007            2008             2007
                                         ----------   ----------   -----------  -----------     -----------      -----------
Units, beginning of period                   74,214       85,006      659,784       341,731        128,071           161,169
Units issued                                  5,424       13,664       40,579       508,430          2,726             7,867
Units redeemed                               27,157       24,456      116,614       190,377         30,964            40,965
                                         ----------   ----------   -----------  -----------     -----------      -----------
Units, end of period                         52,481       74,214      583,749       659,784         99,833           128,071
                                         ==========   ==========   ===========  ===========     ===========      ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,


                                          Small Cap Opportunities  Small Company Value          Small Company Value
                                                Series II                Series I                      Series II
                                         ------------------------  ------------------------  -------------------------
                                             2008        2007          2008         2007         2008           2007
                                         -----------  ----------   -----------  -----------  -----------  ------------
Income:
   Dividend distributions received       $   115,760  $   126,722  $    48,263  $    15,537  $    72,143  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                 (83,830)    (128,465)    (111,231)    (163,546)    (242,998)     (343,875)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Net investment income (loss)                  31,930       (1,743)     (62,968)    (148,009)    (170,855)     (343,875)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received       172,708      495,448      131,866    1,575,228      282,210     3,284,450
   Net realized gain (loss)                 (289,620)     361,458     (244,317)     873,142     (711,021)      857,423
                                         -----------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses)                     (116,912)     856,906     (112,451)   2,448,370     (428,811)    4,141,873
                                         -----------  -----------  -----------  -----------  -----------  ------------
Unrealized appreciation (depreciation)
   during the period                      (2,759,102)  (1,567,959)  (1,988,878)  (2,500,809)  (3,991,661)   (4,304,372)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (2,844,084)    (712,796)  (2,164,297)    (200,448)  (4,591,327)     (506,374)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Changes from principal transactions:
   Purchase payments                         279,212      419,409       23,135       42,454      249,273       845,442
   Transfers between sub-accounts and
      the company                           (296,858)    (356,771)    (733,829)    (570,411)  (1,677,788)   (1,510,955)
   Withdrawals                              (563,705)    (913,674)  (1,230,361)  (1,834,348)  (1,981,921)   (2,583,370)
   Annual contract fee                       (21,382)     (26,186)      (5,788)      (6,400)     (39,812)      (51,490)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (602,733)    (877,222)  (1,946,843)  (2,368,705)  (3,450,248)   (3,300,373)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Total increase (decrease) in contract
   owners' equity                         (3,446,817)  (1,590,018)  (4,111,140)  (2,569,153)  (8,041,575)   (3,806,747)
Contract owners' equity at beginning of
   period                                  7,216,527    8,806,545    8,736,483   11,305,636   18,683,270    22,490,017
                                         -----------  -----------  -----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                                $ 3,769,710  $ 7,216,527  $ 4,625,343  $ 8,736,483  $10,641,695  $ 18,683,270
                                         ===========  ===========  ===========  ===========  ===========  ============

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  ------------
Units, beginning of period                   328,073      359,558      371,608      468,226      978,052     1,133,762
Units issued                                  44,709       45,442       42,355       10,571      103,101        81,148
Units redeemed                                70,180       76,927      139,853      107,189      294,650       236,858
                                         -----------  -----------  -----------  -----------  -----------  ------------
Units, end of period                         302,602      328,073      274,110      371,608      786,503       978,052
                                         ===========  ===========  ===========  ===========  ===========  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                             T Rowe Price Mid Value
                                          Strategic Bond Series I  Strategic Bond Series II         Series II
                                         ------------------------  ------------------------  ----------------------
                                             2008         2007         2008         2007        2008        2007
                                         -----------  -----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received       $   711,034  $ 1,275,534  $   747,487  $ 1,235,912  $    8,183  $   20,631
Expenses:
   Mortality and expense risk and
      administrative charges                (163,575)    (212,882)    (181,151)    (225,696)    (15,531)    (20,174)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net investment income (loss)                 547,459    1,062,652      566,336    1,010,216      (7,348)        457
                                         -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --           --           --      19,515     246,100
   Net realized gain (loss)                 (459,370)     252,748     (827,798)      23,370    (373,680)     (6,865)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses)                     (459,370)     252,748     (827,798)      23,370    (354,165)    239,235
                                         -----------  -----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (2,055,190)  (1,545,052)  (1,845,954)  (1,297,521)   (207,332)   (267,342)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (1,967,101)    (229,652)  (2,107,416)    (263,935)   (568,845)    (27,650)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                          24,514       20,704      173,430      375,473         572      17,413
   Transfers between sub-accounts and
      the company                           (521,747)      88,884   (1,749,025)     437,763     219,154      79,496
   Withdrawals                            (2,049,012)  (2,843,354)  (1,243,821)  (1,433,052)    (74,970)   (159,020)
   Annual contract fee                        (7,683)      (7,722)     (32,469)     (33,102)     (1,731)     (2,079)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,553,928)  (2,741,488)  (2,851,885)    (652,918)    143,025     (64,190)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract
   owners' equity                         (4,521,029)  (2,971,140)  (4,959,301)    (916,853)   (425,820)    (91,840)
Contract owners' equity at beginning of
   period                                 12,570,207   15,541,347   13,456,543   14,373,396   1,055,208   1,147,048
                                         -----------  -----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of
   period                                $ 8,049,178  $12,570,207  $ 8,497,242  $13,456,543  $  629,388  $1,055,208
                                         ===========  ===========  ===========  ===========  ==========  ==========

                                             2008         2007         2008         2007        2008        2007
                                         -----------  -----------  -----------  -----------  ----------  ----------
Units, beginning of period                   628,165     757,790       852,319      891,732      64,734      69,509
Units issued                                  44,048      58,878        68,632      161,589      56,219      63,414
Units redeemed                               188,625     188,503       267,165      201,002      60,724      68,189
                                         -----------  -----------  -----------  -----------  ----------  ----------
Units, end of period                         483,588     628,165       653,786      852,319      60,229      64,734
                                         ===========  ===========  ===========  ===========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                               Total Stock Market
                                           Total Return Series I    Total Return Series II       Index Series I
                                         ------------------------  ------------------------  ----------------------
                                             2008         2007         2008         2007        2008        2007
                                         -----------  -----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received       $ 1,086,220  $ 1,952,755  $ 1,462,633  $ 2,187,664  $   14,066  $   35,739
Expenses:
   Mortality and expense risk and
      administrative charges                (385,136)    (424,361)    (495,445)    (486,382)    (15,684)    (27,312)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net investment income (loss)                 701,084    1,528,394      967,188    1,701,282      (1,618)      8,427
                                         -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received       263,583           --      336,535           --       1,782      59,303
   Net realized gain (loss)                 (161,444)    (275,562)    (106,247)     (78,482)    118,896     129,549
                                         -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses)                      102,139     (275,562)     230,288      (78,482)    120,678     188,852
                                         -----------  -----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation)
   during the period                        (563,855)     405,346     (832,748)     303,564    (550,598)   (132,063)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from operations            239,368    1,658,178      364,728    1,926,364    (431,538)     65,216
                                         -----------  -----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                          72,763       69,486      909,001      747,433      13,932      19,756
   Transfers between sub-accounts and
      the company                           (504,977)  (2,431,913)   2,993,068      102,619    (337,175)    (97,927)
   Withdrawals                            (3,944,868)  (3,501,931)  (4,080,378)  (3,837,824)   (107,708)   (322,870)
   Annual contract fee                       (12,821)     (11,874)     (74,598)     (63,661)     (1,097)     (1,264)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (4,389,903)  (5,876,232)    (252,907)  (3,051,433)   (432,048)   (402,305)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract
   owners' equity                         (4,150,535)  (4,218,054)     111,821   (1,125,069)   (863,586)   (337,089)
Contract owners' equity at beginning of
   period                                 25,258,342   29,476,396   30,752,368   31,877,437   1,483,420   1,820,509
                                         -----------  -----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of
   period                                $21,107,807  $25,258,342  $30,864,189  $30,752,368  $  619,834  $1,483,420
                                         ===========  ===========  ===========  ===========  ==========  ==========

                                             2008         2007         2008         2007        2008        2007
                                         -----------  -----------  -----------  -----------  ----------  ----------
Units, beginning of period                 1,410,659    1,760,340    1,990,713    2,196,259     112,441     142,866
Units issued                                 161,176      164,008      796,653      254,486       4,500       6,507
Units redeemed                               406,151      513,689      802,953      460,032      40,904      36,932
                                         -----------  -----------  -----------  -----------  ----------  ----------
Units, end of period                       1,165,684    1,410,659    1,984,413    1,990,713      76,037     112,441
                                         ===========  ===========  ===========  ===========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Total Stock Market Index
                                                 Series II             U.S. Core Series I         U.S. Core Series II
                                         ------------------------  --------------------------  ------------------------
                                             2008         2007         2008          2007          2008         2007
                                         -----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received       $   145,611  $   194,041  $    524,928  $  1,310,668  $    86,304  $   204,280
Expenses:
   Mortality and expense risk and
      administrative charges                (179,121)    (207,045)     (522,347)     (892,205)    (112,327)    (178,425)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                 (33,510)     (13,004)        2,581       418,463      (26,023)      25,855
                                         -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        21,217      475,362       424,737     5,124,021       83,159      966,053
   Net realized gain (loss)                 (353,766)     587,301   (24,386,251)   (4,173,311)  (4,209,472)      86,448
                                         -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                     (332,549)   1,062,663   (23,961,514)      950,710   (4,126,313)   1,052,501
                                         -----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (4,688,023)  (1,023,741)    8,001,395    (1,255,625)     934,628   (1,121,825)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (5,054,082)      25,918   (15,957,538)      113,548   (3,217,708)     (43,469)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          91,122      149,021       209,235       211,838       80,699      117,667
   Transfers between sub-accounts and
      the company                             59,948    8,809,691   (30,512,420)   (3,212,553)  (6,153,315)    (945,871)
   Withdrawals                            (1,413,117)  (2,023,635)   (5,777,493)  (10,934,369)    (586,770)  (1,246,585)
   Annual contract fee                       (47,503)     (47,775)      (25,745)      (35,375)     (17,658)     (26,241)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,309,550)   6,887,302   (36,106,423)  (13,970,459)  (6,677,044)  (2,101,030)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (6,363,632)   6,913,220   (52,063,961)  (13,856,911)  (9,894,752)  (2,144,499)
Contract owners' equity at beginning of
   period                                 14,027,194    7,113,974    52,063,961    65,920,872    9,894,752   12,039,251
                                         -----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                                $ 7,663,562  $14,027,194  $         --  $ 52,063,961  $        --  $ 9,894,752
                                         ===========  ===========  ============  ============  ===========  ===========

                                             2008         2007         2008          2007          2008         2007
                                         -----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                   808,512      423,681     2,149,886     2,724,668      694,360      841,598
Units issued                                  73,650      612,296        64,484        92,145       40,344       25,840
Units redeemed                               167,158      227,465     2,214,370       666,927      734,704      173,078
                                         -----------  -----------  ------------  ------------  -----------  -----------
Units, end of period                         715,004      808,512            --     2,149,886           --      694,360
                                         ===========  ===========  ============  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           U.S. Global Leaders      U.S. Global Leaders        U.S. Government
                                             Growth Series I          Growth Series II        Securities Series I
                                         -----------------------  -----------------------  ------------------------
                                             2008        2007         2008        2007         2008         2007
                                         -----------  ----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received       $     4,499  $   17,001  $    10,642  $   31,774  $   592,347  $ 1,578,460
Expenses:
   Mortality and expense risk and
      administrative charges                  (6,511)    (23,601)     (15,287)    (56,668)    (261,046)    (303,289)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Net investment income (loss)                  (2,012)     (6,600)      (4,645)    (24,894)     331,301    1,275,171
                                         -----------  ----------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       161,995          --      422,910          --           --           --
   Net realized gain (loss)                  (51,984)     28,086     (154,217)     88,174     (760,111)    (201,002)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Realized gains (losses)                      110,011      28,086      268,693      88,174     (760,111)    (201,002)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (108,083)      2,806     (270,308)      9,517      (91,440)    (786,122)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations                (84)     24,292       (6,260)     72,797     (520,250)     288,047
                                         -----------  ----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                             600       2,289        8,031      79,642       44,349      121,923
   Transfers between sub-accounts and
      the company                         (1,240,924)    (81,358)  (3,177,893)   (263,574)   1,100,071    1,608,391
   Withdrawals                               (16,607)   (229,792)    (106,238)   (504,433)  (3,860,003)  (3,457,554)
   Annual contract fee                          (531)     (1,532)      (2,983)    (10,277)      (6,258)      (6,628)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,257,462)   (310,393)  (3,279,083)   (698,642)  (2,721,841)  (1,733,868)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (1,257,546)   (286,101)  (3,285,343)   (625,845)  (3,242,091)  (1,445,821)
Contract owners' equity at beginning of
   period                                  1,257,546   1,543,647    3,285,343   3,911,188   18,093,578   19,539,399
                                         -----------  ----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of
   period                                $        --  $1,257,546  $        --  $3,285,343  $14,851,487  $18,093,578
                                         ===========  ==========  ===========  ==========  ===========  ===========

                                            2008         2007         2008        2007        2008         2007
                                         -----------  ----------  -----------  ----------  -----------  -----------
Units, beginning of period                    95,372     119,228      248,691     301,704      902,777    1,009,726
Units issued                                      37       1,720        1,425      15,898      487,640      497,546
Units redeemed                                95,409      25,576      250,116      68,911      640,153      604,495
                                         -----------  ----------  -----------  ----------  -----------  -----------
Units, end of period                              --      95,372           --     248,691      750,264      902,777
                                         ===========  ==========  ===========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              U.S. Government        U.S. High Yield      U.S. Large Cap Value
                                           Securities Series II         Series II               Series I
                                         ------------------------  -------------------  ------------------------
                                             2008         2007       2008       2007        2008         2007
                                         -----------  -----------  --------  ---------  -----------  -----------
Income:
   Dividend distributions received       $   429,491  $   886,415  $ 11,279  $  19,716  $   179,406  $   145,290
Expenses:
   Mortality and expense risk and
      administrative charges                (192,749)    (192,241)   (2,948)    (3,932)    (131,285)    (214,099)
                                         -----------  -----------  --------  ---------  -----------  -----------
Net investment income (loss)                 236,742      694,174     8,331     15,784       48,121      (68,809)
                                         -----------  -----------  --------  ---------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --        --         --           --           --
   Net realized gain (loss)                 (555,794)      (6,966)  (12,298)     7,005      376,900    1,092,165
                                         -----------  -----------  --------  ---------  -----------  -----------
Realized gains (losses)                     (555,794)      (6,966)  (12,298)     7,005      376,900    1,092,165
                                         -----------  -----------  --------  ---------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                         (64,379)    (515,226)  (45,627)   (21,620)  (4,401,358)  (1,152,365)
                                         -----------  -----------  --------  ---------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (383,431)     171,982   (49,594)     1,169   (3,976,337)    (129,009)
                                         -----------  -----------  --------  ---------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         173,184      461,271       261        908       49,369       53,630
   Transfers between sub-accounts and
      the company                          3,045,134    1,019,098    25,944     46,920     (701,469)    (499,917)
   Withdrawals                            (2,102,615)  (1,590,044)  (14,745)  (129,426)  (1,544,803)  (2,391,924)
   Annual contract fee                       (18,667)     (18,147)     (877)      (724)      (6,905)      (8,447)
                                         -----------  -----------  --------  ---------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            1,097,036     (127,822)   10,583    (82,322)  (2,203,808)  (2,846,658)
                                         -----------  -----------  --------  ---------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                            713,605       44,160   (39,011)   (81,153)  (6,180,145)  (2,975,667)
Contract owners' equity at beginning of
   period                                 10,995,869   10,951,709   205,047    286,200   11,523,352   14,499,019
                                         -----------  -----------  --------  ---------  -----------  -----------
Contract owners' equity at end of
   period                                $11,709,474  $10,995,869  $166,036  $ 205,047  $ 5,343,207  $11,523,352
                                         ===========  ===========  ========  =========  ===========  ===========

                                            2008         2007        2008      2007        2008         2007
                                         -----------  -----------  --------  ---------  -----------  -----------
Units, beginning of period                   802,972      809,227    14,592     20,699      793,165      977,700
Units issued                                 909,333      595,153     8,730     17,450       20,605       11,918
Units redeemed                               829,481      601,408     8,138     23,557      202,847      196,453
                                         -----------  -----------  --------  ---------  -----------  -----------
Units, end of period                         882,824      802,972    15,184     14,592      610,923      793,165
                                         ===========  ===========  ========  =========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           U.S. Large Cap Value                                    UBS Large Cap
                                                 Series II           UBS Large Cap Series I          Series II
                                         ------------------------  -------------------------  ----------------------
                                             2008         2007         2008          2007        2008        2007
                                         -----------  -----------  ------------  -----------  ----------  ----------
Income:
   Dividend distributions received       $   174,257  $    88,106  $    209,820  $   123,861  $   14,313  $    7,089
Expenses:
   Mortality and expense risk and
      administrative charges                (131,826)    (192,502)     (230,780)    (234,845)    (18,837)    (17,859)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Net investment income (loss)                  42,431     (104,396)      (20,960)    (110,984)     (4,524)    (10,770)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --            --      983,609          --      78,344
   Net realized gain (loss)                  237,802      930,669    (1,158,433)     (16,262)    (82,955)    (42,499)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses)                      237,802      930,669    (1,158,433)     967,347     (82,955)     35,845
                                         -----------  -----------  ------------  -----------  ----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (4,229,552)  (1,050,218)   (6,449,784)  (2,207,055)   (503,091)   (176,640)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (3,949,319)    (223,945)   (7,629,177)  (1,350,692)   (590,570)   (151,565)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                         387,949      742,426        43,244       69,570      41,602      11,895
   Transfers between sub-accounts and
      the company                           (254,191)    (542,241)     (617,450)  25,361,453     (33,266)  1,671,424
   Withdrawals                            (1,146,338)  (1,581,499)   (2,572,876)  (2,920,837)   (165,104)    (64,889)
   Annual contract fee                       (28,481)     (33,446)      (13,176)      (9,730)     (5,484)     (3,769)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,041,061)  (1,414,760)   (3,160,258)  22,500,456    (162,252)  1,614,661
                                         -----------  -----------  ------------  -----------  ----------  ----------
Total increase (decrease) in contract
   owners' equity                         (4,990,380)  (1,638,705)  (10,789,435)  21,149,764    (752,822)  1,463,096
Contract owners' equity at beginning of
   period                                 10,922,557   12,561,262    21,149,764           --   1,612,959     149,863
                                         -----------  -----------  ------------  -----------  ----------  ----------
Contract owners' equity at end of
   period                                $ 5,932,177  $10,922,557  $ 10,360,329  $21,149,764  $  860,137  $1,612,959
                                         ===========  ===========  ============  ===========  ==========  ==========

                                             2008         2007         2008         2007         2008        2007
                                         -----------  -----------  ------------  -----------  ----------  ----------
Units, beginning of period                   697,188      784,347     1,364,068           --     104,356       9,655
Units issued                                  63,792       76,311        18,207    1,591,753       9,976     114,729
Units redeemed                               130,690      163,470       261,313      227,685      20,716      20,028
                                         -----------  -----------  ------------  -----------  ----------  ----------
Units, end of period                         630,290      697,188     1,120,962    1,364,068      93,616     104,356
                                         ===========  ===========  ============  ===========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Utilities Series I        Utilities Series II         Value Series I
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $    97,956  $   103,900  $   166,954  $   133,134  $    73,000  $   157,573
Expenses:
   Mortality and expense risk and
      administrative charges                 (57,739)     (85,743)    (110,718)    (136,012)    (113,640)    (182,525)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                  40,217       18,157       56,236       (2,878)     (40,640)     (24,952)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       143,521    1,219,849      272,412    1,910,628      234,260    3,309,015
   Net realized gain (loss)                 (389,538)     642,883     (213,516)     666,504     (175,150)   1,011,245
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     (246,017)   1,862,732       58,896    2,577,132       59,110    4,320,260
                                         -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,431,197)    (653,864)  (3,290,341)    (759,023)  (3,637,078)  (3,486,535)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (1,636,997)   1,227,025   (3,175,209)   1,815,231   (3,618,608)     808,773
                                         -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          11,880       13,911       69,596      259,649       18,381       36,367
   Transfers between sub-accounts and
      the company                           (704,159)    (578,809)    (316,906)    (412,709)  (1,122,279)    (602,521)
   Withdrawals                              (722,904)    (968,393)    (555,143)    (867,915)  (1,202,500)  (2,381,017)
   Annual contract fee                        (3,487)      (4,127)     (16,256)     (16,516)      (4,673)      (5,898)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,418,670)  (1,537,418)    (818,709)  (1,037,491)  (2,311,071)  (2,953,069)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (3,055,667)    (310,393)  (3,993,918)     777,740   (5,929,679)  (2,144,296)
Contract owners' equity at beginning of
   period                                  5,040,757    5,351,150    8,340,129    7,562,389   10,313,900   12,458,196
                                         -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 1,985,090  $ 5,040,757  $ 4,346,211  $ 8,340,129  $ 4,384,221  $10,313,900
                                         ===========  ===========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                   231,208      307,337      250,917      284,084      367,190      471,644
Units issued                                  39,796       34,543       46,253       59,880        8,643       24,664
Units redeemed                               120,192      110,672       80,359       93,047      108,031      129,118
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                         150,812      231,208      216,811      250,917      267,802      367,190
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       Wellington Small         Wellington Small
                                              Value Series II        Cap Growth Series II     Cap Value Series II
                                         ------------------------  -----------------------  -----------------------
                                             2008         2007         2008        2007         2008        2007
                                         -----------  -----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received       $    32,228  $    56,049  $        --  $       --  $    29,902  $   17,860
Expenses:
   Mortality and expense risk and
      administrative charges                 (67,160)     (87,943)     (26,909)    (26,782)     (46,687)    (46,977)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net investment income (loss)                 (34,932)     (31,894)     (26,909)    (26,782)     (16,785)    (29,117)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received       133,236    1,626,248       19,229     371,337        9,292     597,042
   Net realized gain (loss)                 (572,955)     279,573     (365,174)      6,581     (655,429)     (6,502)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses)                     (439,719)   1,905,821     (345,945)    377,918     (646,137)    590,540
                                         -----------  -----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (1,576,611)  (1,578,787)    (658,038)   (190,952)    (408,670)   (732,113)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (2,051,262)     295,140   (1,030,892)    160,184   (1,071,592)   (170,690)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                         170,572      869,446       81,977     453,338      219,782     469,346
   Transfers between sub-accounts and
      the company                           (490,511)     158,139    1,009,841     361,293      545,922   1,199,536
   Withdrawals                              (420,448)    (673,792)     (90,101)   (155,930)    (201,667)   (415,172)
   Annual contract fee                        (9,587)     (11,792)      (3,837)     (1,594)      (4,298)     (4,665)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (749,974)     342,001      997,880     657,107      559,739   1,249,045
                                         -----------  -----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (2,801,236)     637,141      (33,012)    817,291     (511,853)  1,078,355
Contract owners' equity at beginning of
   period                                  5,422,769    4,785,628    2,090,135   1,272,844    3,257,965   2,179,610
                                         -----------  -----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of
   period                                $ 2,621,533  $ 5,422,769  $ 2,057,123  $2,090,135  $ 2,746,112  $3,257,965
                                         ===========  ===========  ===========  ==========  ===========  ==========

                                             2008         2007         2008        2007         2008        2007
                                         -----------  -----------  -----------  ----------  -----------  ----------
Units, beginning of period                   274,625      249,611      113,147      72,325      210,691     131,783
Units issued                                  43,711       89,964      133,613      70,184      141,513     162,711
Units redeemed                                87,420       64,950       63,137      29,362      107,934      83,803
                                         -----------  -----------  -----------  ----------  -----------  ----------
Units, end of period                         230,916      274,625      183,623     113,147      244,270     210,691
                                         ===========  ===========  ===========  ==========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Wells Capital Core
                                           Bond Series II
                                         ------------------
                                           2008      2007
                                         --------  --------
Income:
   Dividend distributions received       $ 34,074  $ 20,146
Expenses:
   Mortality and expense risk and
      administrative charges               (9,465)   (4,261)
                                         --------  --------
Net investment income (loss)               24,609    15,885
                                         --------  --------
Realized gains (losses) on investments:
   Capital gain distributions received         --        --
   Net realized gain (loss)                (1,548)   (4,956)
                                         --------  --------
Realized gains (losses)                    (1,548)   (4,956)
                                         --------  --------
Unrealized appreciation (depreciation)
   during the period                      (17,849)   (4,157)
                                         --------  --------
Net increase (decrease) in contract
   owners' equity from operations           5,212     6,772
                                         --------  --------
Changes from principal transactions:
   Purchase payments                           --       325
   Transfers between sub-accounts and
      the company                         564,509    54,517
   Withdrawals                            (87,560)  (43,504)
   Annual contract fee                       (243)     (112)
                                         --------  --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           476,706    11,226
                                         --------  --------
Total increase (decrease) in contract
   owners' equity                         481,918    17,998
Contract owners' equity at beginning of
   period                                 228,740   210,742
                                         --------  --------
Contract owners' equity at end of
   period                                $710,658  $228,740
                                         ========  ========

                                           2008      2007
                                         --------  --------
Units, beginning of period                 17,237    16,571
Units issued                               48,898    30,558
Units redeemed                             13,373    29,892
                                         --------  --------
Units, end of period                       52,762    17,237
                                         ========  ========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008

1. ORGANIZATION

John Hancock Life Insurance Company of New York, Separate Account A (the "Account") is a separate account established by John Hancock Life Insurance Company of New York (the "Company"). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 130 sub-accounts which are exclusively invested in a corresponding Portfolio of the John Hancock Trust (the "Trust"), and 3 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2008 are as follows:

SUB-ACCOUNTS CLOSED                                2008
-----------------------------------------------   ------
Dynamic Growth Series I                           Apr 25
Dynamic Growth Series II                          Apr 25
Quantitative Mid Cap Series I                     Apr 25
Quantitative Mid Cap Series II                    Apr 25
U.S. Global Leaders Growth Series I               Apr 25
U.S. Global Leaders Growth Series II              Apr 25
Emerging Growth Series II                          Nov 7
Independence Investment LLC Small Cap Series II    Nov 7
U.S. Core Series I                                 Nov 7
U.S. Core Series II                                Nov 7

SUB-ACCOUNTS OPENED                                2008
-----------------------------------------------   ------
Capital Appreciation Value Series II              Jun 16
Core Allocation Plus Series II                    Jun 18
Disciplined Diversification Series II             Jun 20

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed investment return is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 1.15% to 1.90%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Company adopted SFAS 157, "Fair Value Measurements" (SFAS 157), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date. For sub-accounts which invest in shares of other investment trusts, fair value is typically the net asset value ("NAV") of the corresponding portfolio of the registered investment trust.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a portfolio of the Trust and the Outside Trust are valued at Level 1.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2008 were as follows:

                                                              Details of Investments
                                                       ------------------------------------
Sub-account                                                   Purchases            Sales
----------------------------------------------------   ----------------------   -----------
500 Index Fund B Series NAV                                 $   463,418         $ 1,294,475
500 Index Series I                                              941,989           2,713,814
500 Index Series II                                           1,325,959           3,542,878
Active Bond Series I                                            370,720           1,790,298
Active Bond Series II                                         3,507,965          23,008,900
All Cap Core Series I                                           156,792           1,196,678
All Cap Core Series II                                           79,494             776,327
All Cap Growth Series I                                         251,789           2,699,770
All Cap Growth Series II                                        466,459           1,072,553
All Cap Value Series I                                          137,483           1,138,992
All Cap Value Series II                                         476,012           1,639,921
American Asset Allocation Series II                          50,561,407           6,827,235
American Asset High-Income Bond Series II                     1,645,056             908,320
American Blue-Chip Income & Growth Series II                  1,312,804           2,822,249
American Bond Series II                                      19,069,300          39,032,273
American Century - Small Company Series II                        4,887              71,836
American Fundamental Holdings Series II                      60,577,381           3,267,318
American Global Diversification Series II                    55,073,493           4,220,437
American Global Growth Series II                              5,943,865           2,268,757
American Global Small Capitalization Series II                2,738,169           1,455,084
American Growth Series II                                    35,248,585          28,383,001
American Growth-Income Series II                             22,419,585          23,786,288
American International Series II                             19,973,782          16,222,190
American New World Series II                                  3,785,051           3,384,582
Blue Chip Growth Series I                                     2,790,350           7,203,424
Blue Chip Growth Series II                                    6,278,878           3,959,495
Bond Index Trust A Series II                                    450,655             103,215
Capital Appreciation Series I                                   304,244           2,428,958
Capital Appreciation Series II                                  560,872           2,184,755
Capital Appreciation Value Series II                          9,649,204             601,617
CGTC Overseas Equity Series II                                  129,505             278,830
Core Allocation Plus Series II                                3,403,636             249,320
Disciplined Diversification Series II                         5,228,815           1,050,236
Dynamic Growth Series I                                          32,922           3,804,352
Dynamic Growth Series II                                         43,247           2,677,875
Emerging Growth Series II                                       364,782             775,370
Emerging Small Company Series I                                  82,140             762,572
Emerging Small Company Series II                                374,295             889,975
Equity-Income Series I                                        2,638,241          10,315,955
Equity-Income Series II                                       3,598,551           6,447,696
Financial Services Series I                                     300,818             806,302
Financial Services Series II                                  1,289,479           1,141,347
Founding Allocation Series II                                56,088,637          12,022,429
Fundamental Value Series I                                   29,197,134           3,026,282
Fundamental Value Series II                                  10,252,741           7,294,817
Global Allocation Series I                                      180,181             525,791
Global Allocation Series II                                   2,690,135           3,685,569
Global Bond Series I                                          2,253,361           2,546,949
Global Bond Series II                                         8,557,520          11,265,159
Global Trust Series I                                           375,957           2,651,645
Global Trust Series II                                          641,218           1,260,033
Health Sciences Series I                                        935,136           1,867,285
Health Sciences Series II                                     2,083,717           2,474,236

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

                                                              Details of Investments
                                                       ------------------------------------
Sub-account                                                   Purchases            Sales
----------------------------------------------------   ----------------------   -----------
High Income Series II                                           127,095             248,492
High Yield Series I                                           2,095,308           3,165,672
High Yield Series II                                          3,843,493           4,228,349
Income & Value Series I                                         850,024           2,876,163
Income & Value Series II                                        622,954           1,789,790
Independence Investment LLC Small Cap Series II                     767              39,676
Index Allocation Series II                                   15,309,315           8,508,007
International Core Series I                                     399,118             906,145
International Core Series II                                    806,593           1,028,311
International Equity Index B Series NAV                         566,388           1,012,359
International Small Cap Series I                                456,992           1,307,403
International Small Cap Series II                             1,031,874           2,034,979
International Value Series I                                  1,217,907           3,352,309
International Value Series II                                 3,324,284           5,522,842
Investment Quality Bond Series I                              1,554,204           3,270,317
Investment Quality Bond Series II                             4,501,611          11,592,296
John Hancock International Equity Index Series I                147,094             504,255
John Hancock International Equity Index Series II               756,807             899,522
John Hancock Strategic Income Series II                         326,032             923,088
Large Cap Value Series I                                        121,643             493,445
Large Cap Value Series II                                       709,200             923,280
Lifestyle Aggressive Series I                                   705,546             587,996
Lifestyle Aggressive Series II                               11,039,971           8,443,596
Lifestyle Balanced Series I                                   5,787,161          12,938,695
Lifestyle Balanced Series II                                202,269,140          94,949,565
Lifestyle Conservative Series I                               5,979,854           6,443,524
Lifestyle Conservative Series II                            103,953,136          35,346,446
Lifestyle Growth Series I                                     3,938,610           7,488,104
Lifestyle Growth Series II                                  211,521,676         104,138,155
Lifestyle Moderate Series I                                   3,335,079           8,385,150
Lifestyle Moderate Series II                                 89,986,044          38,198,172
LMFC Core Equity Series II                                    2,208,114             936,196
Marisco International Opportunities Series II                 2,301,376           2,692,613
Mid Cap Index Series I                                        1,033,711           1,310,988
Mid Cap Index Series II                                       4,839,890           3,867,368
Mid Cap Intersection Series II                                  649,953             299,285
Mid Cap Stock Series I                                        4,314,025           4,188,912
Mid Cap Stock Series II                                       5,005,554           4,299,280
Mid Cap Value Series I                                          464,197           1,795,812
Mid Cap Value Series II                                       1,623,176           3,226,465
Money Market B Series NAV                                     9,384,494           6,188,018
Money Market Series I                                        27,612,945          26,534,488
Money Market Series II                                      153,116,950          85,305,486
Natural Resources Series II                                  12,298,258          14,655,602
Pacific Rim Series I                                            373,028             505,291
Pacific Rim Series II                                         1,990,681           2,185,085
PIM Classic Value Series II                                   1,924,420           1,621,595
PIMCO VIT All Asset Series II                                 1,023,734           1,520,055
Quantitative All Cap Series II                                  725,980           1,977,698

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

                                                              Details of Investments
                                                       ------------------------------------
Sub-account                                                   Purchases            Sales
----------------------------------------------------   ----------------------   -----------
Quantitative Mid Cap Series I                               $    18,816         $   327,629
Quantitative Mid Cap Series II                                   70,845           3,153,022
Quantitative Value Series II                                    249,591             610,406
Real Estate Securities Series I                               1,002,085           2,599,774
Real Estate Securities Series II                              3,007,081           5,683,199
Real Return Bond Series II                                    5,518,706           4,689,463
Science & Technology Series I                                   669,322           2,926,008
Science & Technology Series II                                1,739,006           2,934,701
Scudder Equity Index 500 -- B                                   193,030           1,765,649
Scudder Fixed Income -- B                                       434,502           1,669,094
Small Cap Index Series I                                        102,323             414,735
Small Cap Index Series II                                       748,244           1,879,891
Small Cap Opportunities Series I                                156,473             593,276
Small Cap Opportunities Series II                               917,849           1,315,945
Small Company Value Series I                                  1,129,484           3,007,429
Small Company Value Series II                                 1,975,881           5,314,776
Strategic Bond Series I                                       1,493,568           3,500,037
Strategic Bond Series II                                      1,715,841           4,001,391
T Rowe Price Mid Value Series II                                860,675             705,483
Total Return Series I                                         4,181,365           7,606,601
Total Return Series II                                       13,805,304          12,754,489
Total Stock Market Index Series I                                66,144             498,028
Total Stock Market Index Series II                            1,214,855           2,536,698
U.S. Core Series I                                            1,641,935          37,321,040
U.S. Core Series II                                             631,061           7,250,970
U.S. Global Leaders Growth Series I                             166,853           1,264,332
U.S. Global Leaders Growth Series II                            450,058           3,310,876
U.S. Government Securities Series I                           8,715,892          11,106,434
U.S. Government Securities Series II                         12,593,151          11,259,373
U.S. High Yield Series II                                       130,801             111,888
U.S. Large Cap Value Series I                                   396,385           2,552,072
U.S. Large Cap Value Series II                                  846,897           1,845,525
UBS Large Cap Series I                                          414,557           3,595,776
UBS Large Cap Series II                                         124,980             291,756
Utilities Series I                                              795,853           2,030,784
Utilities Series II                                           1,785,960           2,276,019
Value Series I                                                  475,837           2,593,286
Value Series II                                                 876,806           1,528,476
Wellington Small Cap Growth Series II                         1,944,771             954,572
Wellington Small Cap Value Series II                          2,021,275           1,469,029
Wells Capital Core Bond Series II                               688,014             186,699

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
500 Index Fund B Series NAV          2008      669    $7.59 to $7.53    $  5,063   1.85% to 1.40%     2.08%     (38.07)% to (38.35)%
                                     2007      757    12.25 to 12.21       9,257    1.85 to 1.40      1.23        (2.01) to (2.30)
500 Index Series I                   2008      464     7.60 to 7.59        3,518    1.75 to 1.40      0.66       (38.08) to (38.30)
                                     2007      623    12.31 to 12.27       7,643    1.75 to 1.40      2.41          3.43 to 3.07
                                     2006      752    11.94 to 11.66       8,946    1.75 to 1.40      0.92         13.66 to 13.26
                                     2005      947    10.54 to 10.29       9,930    1.75 to 1.40      1.57          2.84 to 2.48
                                     2004    1,259    10.29 to 10.03      12,854    1.75 to 1.40      0.88          8.72 to 8.34
500 Index Series II                  2008      940    10.38 to 10.08       9,531    1.85 to 1.40      0.46       (38.27) to (38.55)
                                     2007    1,081    16.82 to 16.40      17,780    1.85 to 1.40      1.93          3.26 to 2.80
                                     2006    1,168    16.29 to 15.21      18,636    1.85 to 1.40      0.78         13.47 to 12.96
                                     2005    1,316    14.36 to 13.44      18,514    1.85 to 1.40      1.38          2.67 to 0.82
                                     2004    1,368    13.12 to 12.89      18,755    1.75 to 1.40      0.64          8.46 to 8.08
Active Bond Series I                 2008      409    11.72 to 11.57       4,759    1.75 to 1.40      5.02       (11.78) to (12.09)
                                     2007      538    13.29 to 13.17       7,114    1.75 to 1.40      8.45          2.59 to 2.23
                                     2006      666    12.95 to 12.88       8,600    1.75 to 1.40      2.82          2.97 to 2.61
                                     2005      813    12.58 to 12.55      10,219    1.75 to 1.40      0.00          0.64 to 0.41
Active Bond Series II                2008    3,430    11.64 to 11.45      39,615    1.85 to 1.40      4.80       (11.90) to (12.29)
                                     2007    5,138    13.22 to 13.06      67,505    1.85 to 1.40      8.02          1.87 to 0.87
                                     2006    4,968    12.91 to 12.82      63,915    1.85 to 1.40      2.61          2.76 to 2.30
                                     2005    5,038    12.57 to 12.53      63,215    1.85 to 1.40      0.00         0.54 to (0.13)
All Cap Core Series I                2008      330     12.55 to 5.51       3,536    1.75 to 1.40      1.59       (40.47) to (40.68)
                                     2007      397     21.09 to 9.29       7,207    1.75 to 1.40      1.38          1.23 to 0.87
                                     2006      522     20.83 to 9.21       9,535    1.75 to 1.40      0.72         13.16 to 12.76
                                     2005      669     18.41 to 8.17      10,530    1.75 to 1.40      0.79          7.57 to 7.19
                                     2004      839     17.11 to 7.62      12,345    1.75 to 1.40      0.46         14.71 to 14.31
All Cap Core Series II               2008       86    11.36 to 11.03         948    1.85 to 1.40      1.30       (40.59) to (40.86)
                                     2007      128    19.12 to 18.64       2,391    1.85 to 1.40      0.80         0.53 to (4.85)
                                     2006       73    18.94 to 16.71       1,341    1.85 to 1.40      0.52         12.96 to 12.45
                                     2005       73    16.76 to 14.83       1,194    1.85 to 1.40      0.58          7.38 to 2.89
                                     2004       52    15.61 to 13.84         790    1.75 to 1.40      0.31         14.44 to 14.04
All Cap Growth Series I              2008      604     12.78 to 5.39       6,282    1.75 to 1.40      0.29       (42.76) to (42.96)
                                     2007      771     22.33 to 9.45      13,881    1.75 to 1.40      0.04         10.49 to 10.10
                                     2006    1,006     20.21 to 8.59      16,657    1.75 to 1.40      0.00          5.10 to 4.73
                                     2005    1,229     19.23 to 8.20      19,308    1.75 to 1.40      0.00          7.48 to 7.11
                                     2004    1,524     17.89 to 7.65      22,220    1.75 to 1.40      0.00          5.04 to 4.67
All Cap Growth Series II             2008      180     9.48 to 9.20        1,664    1.85 to 1.40      0.11       (42.87) to (43.13)
                                     2007      221    16.60 to 16.18       3,588    1.85 to 1.40      0.00          10.26 to 9.77
                                     2006      288    15.05 to 14.04       4,253    1.85 to 1.40      0.00          4.84 to 4.37
                                     2005      348    14.36 to 13.42       4,923    1.85 to 1.40      0.00          7.26 to 5.24
                                     2004      394    13.39 to 12.54       5,206    1.75 to 1.40      0.00          4.85 to 4.48
All Cap Value Series I               2008      141    12.16 to 11.84       1,689    1.75 to 1.40      0.73       (29.78) to (30.02)
                                     2007      211    17.32 to 16.92       3,593    1.75 to 1.40      1.74          6.81 to 6.44
                                     2006      243    16.21 to 15.90       3,883    1.75 to 1.40      0.95         12.14 to 11.75
                                     2005      265    14.46 to 14.22       3,791    1.75 to 1.40      0.56          4.25 to  3.88
                                     2004      245    13.87 to 13.69       3,371    1.75 to 1.40      0.32         14.34 to 13.94

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
All Cap Value Series II              2008      348   $13.09 to $12.70   $  4,414   1.85% to 1.40%     0.54%     (29.86)% to (30.18)%
                                     2007      426    18.66 to 18.19       7,724    1.85 to 1.40      1.35          6.53 to 6.05
                                     2006      514    17.52 to 15.89       8,775    1.85 to 1.40      0.79         11.96 to 11.45
                                     2005      550    15.65 to 14.23       8,417    1.85 to 1.40      0.12          3.95 to 2.37
                                     2004      545    15.05 to 13.73       8,079    1.75 to 1.40      0.23         14.18 to 13.78
American Asset Allocation
   Series II                         2008    7,029     8.70 to 8.59       60,763    1.90 to 1.15      3.04       (30.64) to (31.16)
                                     2007    3,023    12.54 to 12.48      37,906    1.90 to 1.15      3.76          0.34 to (0.16)
American Asset High-Income Bond
   Series II                         2008      276     8.96 to 8.85        2,454    1.90 to 1.15      6.87       (25.26) to (25.82)
                                     2007      230    11.99 to 11.93       2,756    1.90 to 1.15     14.42        (4.07) to (4.55)
American Blue-Chip Income &
   Growth Series II                  2008      764    12.44 to 12.13       9,405    1.85 to 1.40      3.95       (37.64) to (37.93)
                                     2007      880    19.96 to 19.54      17,405    1.85 to 1.40      2.09          0.06 to (0.39)
                                     2006    1,055    19.94 to 19.62      20,894    1.85 to 1.40      0.42         15.17 to 14.66
                                     2005    1,071    17.32 to 17.11      18,446    1.85 to 1.40      0.04          5.19 to 1.90
                                     2004    1,052    16.46 to 16.37      17,269    1.75 to 1.40      0.00          7.61 to 7.23
American Bond Series II              2008    6,802    11.87 to 11.55      79,419    1.90 to 1.15      8.97       (10.86) to (11.52)
                                     2007    9,127    13.31 to 13.05     120,045    1.90 to 1.15      4.33          1.58 to (0.20)
                                     2006    5,697    13.10 to 12.96      74,052    1.85 to 1.15      0.00          5.01 to 4.46
                                     2005    1,810    12.42 to 12.39      22,448    1.85 to 1.40      0.00        (0.66) to (0.84)
American Century - Small Company
   Series II                         2008        9     8.42 to 8.24           78    1.85 to 1.40      0.00       (44.09) to (44.35)
                                     2007       14    15.06 to 14.81         217    1.85 to 1.40      0.00        (8.02) to (8.44)
                                     2006       17    16.37 to 16.18         280    1.85 to 1.40      0.00          3.95 to 3.48
                                     2005       32    15.75 to 15.63         508    1.85 to 1.40      0.00          4.52 to (3.06)
                                     2004        4    15.07 to 15.03          67    1.75 to 1.40      0.00         20.56 to 20.28
American Fundamental Holdings
   Series II                         2008    5,408     8.58 to 8.50       46,181    1.90 to 1.15      5.92       (31.76) to (32.27)
                                     2007      350    12.57 to 12.56       4,401    1.90 to 1.15      2.82          0.55 to 0.45
American Global Diversification
   Series II                         2008    4,707     8.09 to 8.02       37,908    1.90 to 1.15      5.46       (35.60) to (36.09)
                                     2007      273    12.56 to 12.55       3,425    1.90 to 1.15      2.93          0.52 to 0.41
American Global Growth Series II     2008    1,289     8.03 to 7.93       10,289    1.90 to 1.15      2.58       (39.39) to (39.84)
                                     2007      996    13.25 to 13.19      13,159    1.90 to 1.15      3.53          6.02 to 5.49
American Global Small
   Capitalization Series II          2008      533     6.18 to 6.10        3,272    1.90 to 1.15      1.36       (54.33) to (54.67)
                                     2007      394    13.52 to 13.46       5,319    1.90 to 1.15      3.02          8.20 to 7.66
American Growth Series II            2008    9,718    12.22 to 7.83      112,969    1.90 to 1.15      1.71       (44.92) to (45.33)
                                     2007    9,075    22.35 to 14.21     194,068    1.90 to 1.15      0.97         11.89 to 10.45
                                     2006    7,988    20.77 to 12.83     160,869    1.85 to 1.15      0.16          8.12 to 2.53
                                     2005    5,750    19.21 to 18.98     109,808    1.85 to 1.40      0.00          13.99 to 6.62
                                     2004    2,975    16.85 to 16.75      49,975    1.75 to 1.40      0.00          10.35 to 9.97
American Growth-Income Series II     2008    8,827    11.94 to 8.53      101,639    1.90 to 1.15      1.92       (38.88) to (39.34)
                                     2007    8,979    19.68 to 13.96     170,839    1.90 to 1.15      2.81          4.44 to 3.28
                                     2006    7,484    19.56 to 13.49     142,470    1.85 to 1.15      0.92          13.03 to 7.76
                                     2005    5,373    17.30 to 17.10      92,410    1.85 to 1.40      0.31          3.83 to 1.45
                                     2004    2,374    16.67 to 16.57      39,432    1.75 to 1.40      0.22          8.30 to 7.92
American International Series II     2008    4,271    17.45 to 8.89       67,146    1.90 to 1.15      3.75       (43.13) to (43.56)
                                     2007    4,182    30.92 to 15.64     117,982    1.90 to 1.15      2.12         20.00 to 18.04
                                     2006    3,719    26.88 to 13.22      94,939    1.85 to 1.15      0.72          16.68 to 5.59
                                     2005    2,544    23.04 to 22.76      58,260    1.85 to 1.40      0.46         19.19 to 14.04
                                     2004    1,125    19.33 to 19.22      21,678    1.75 to 1.40      0.33         17.09 to 16.68

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
American New World Series II         2008      320    $8.48 to $8.37    $  2,693   1.90% to 1.15%     2.39%     (43.32)% to (43.74)%
                                     2007      305    14.95 to 14.88       4,543    1.90 to 1.15      4.54         19.62 to 19.02
Blue Chip Growth Series I            2008    1,661    14.97 to 6.86       19,671    1.75 to 1.40      0.31       (43.34) to (43.54)
                                     2007    1,903    26.42 to 12.14      40,711    1.75 to 1.40      0.71         11.17 to 10.78
                                     2006    2,288    24.22 to 10.96      45,399    1.75 to 1.40      0.21          8.07 to 7.69
                                     2005    2,774    22.46 to 10.18      51,140    1.75 to 1.40      0.42          4.13 to 3.77
                                     2004    3,361    21.63 to 9.81       59,864    1.75 to 1.40      0.12          7.51 to 7.14
Blue Chip Growth Series II           2008    1,373     9.50 to 8.32       13,138    1.90 to 1.15      0.14       (43.29) to (43.71)
                                     2007    1,218    16.87 to 14.68      20,648    1.90 to 1.15      0.38         12.67 to 11.22
                                     2006    1,374    15.64 to 13.17      21,093    1.85 to 1.15      0.03          7.80 to 5.20
                                     2005    1,489    14.51 to 13.41      21,253    1.85 to 1.40      0.00          3.90 to 2.29
                                     2004    1,140    13.97 to 12.94      15,702    1.75 to 1.40      0.06          7.31 to 6.94
Bond Index Trust  A Series II        2008       30    13.49 to 13.39         400    1.85 to 1.40      1.78          4.05 to 3.58
                                     2007        3    12.97 to 12.93          42    1.85 to 1.40      0.24          3.74 to 3.43
Capital Appreciation Series I        2008      966     6.40 to 6.22        6,119    1.75 to 1.40      0.43       (38.10) to (38.32)
                                     2007    1,202    10.34 to 10.09      12,303    1.75 to 1.40      0.27         10.05 to 9.66
                                     2006    1,426     9.40 to 9.20       13,949    1.75 to 1.40      0.00          0.84 to 0.49
                                     2005      216     9.32 to 9.15        1,999    1.75 to 1.40      0.00         12.41 to 12.02
                                     2004      169     8.29 to 8.17        1,387    1.75 to 1.40      0.00          7.80 to 7.43
Capital Appreciation Series II       2008      642     9.73 to 8.62        6,326    1.90 to 1.15      0.22       (38.08) to (38.54)
                                     2007      746    15.83 to 13.92      11,902    1.90 to 1.15      0.08         10.85 to 10.08
                                     2006      868    14.83 to 12.61      12,654    1.85 to 1.15      0.00          1.15 to 0.20
                                     2005      223    14.74 to 13.37       3,233    1.85 to 1.40      0.00         12.12 to 6.15
                                     2004      214    13.14 to 11.95       2,778    1.75 to 1.40      0.00          7.70 to 7.33
Capital Appreciation Value
   Series II                         2008      908     9.08 to 9.04        8,220    1.90 to 1.15      1.55       (27.36) to (27.65)
CGTC Overseas Equity Series II       2008       26    11.28 to 11.09         294    1.85 to 1.40      1.53       (43.00) to (43.26)
                                     2007       36    19.79 to 19.55         715    1.85 to 1.40      1.88         10.64 to 10.14
                                     2006       46    17.89 to 17.75         820    1.85 to 1.40      0.40         17.98 to 17.45
                                     2005       11    15.16 to 15.11         170    1.85 to 1.40      0.00         21.28 to 15.28
Core Allocation Plus Series II       2008      326     8.76 to 8.73        2,847    1.90 to 1.15      1.01       (29.91) to (30.19)
Disciplined Diversification
   Series II                         2008      406     9.15 to 9.11        3,706    1.90 to 1.15      1.89       (26.83) to (27.13)
Dynamic Growth Series I              2008       --     5.78 to 5.34           --    1.75 to 1.40      0.00       (10.06) to (10.16)
                                     2007      668     6.43 to 5.94        4,169    1.75 to 1.40      0.00          7.74 to 7.37
                                     2006      717     5.99 to 5.42        4,168    1.75 to 1.40      0.00          9.49 to 9.11
                                     2005      934     5.49 to 4.96        4,960    1.75 to 1.40      0.00         10.84 to 10.45
                                     2004    1,090     4.97 to 4.49        5,243    1.75 to 1.40      0.00          8.47 to 8.09
Dynamic Growth Series II             2008       --    16.31 to 15.88          --    1.85 to 1.40      0.00       (10.18) to (10.31)
                                     2007      164    18.16 to 17.70       2,931    1.85 to 1.40      0.00          7.66 to 7.17
                                     2006      168    16.87 to 15.80       2,796    1.85 to 1.40      0.00          9.19 to 8.70
                                     2005      202    15.45 to 14.50       3,086    1.85 to 1.40      0.00         10.46 to 0.34
                                     2004      220    13.99 to 13.16       3,047    1.75 to 1.40      0.00          8.49 to 8.11
Emerging Growth Series II            2008       --    10.20 to 9.95           --    1.85 to 1.40      0.37       (49.62) to (49.82)
                                     2007       44    20.25 to 19.83         884    1.85 to 1.40      0.00          2.29 to 1.82
                                     2006       73    19.80 to 19.47       1,426    1.85 to 1.40      0.00          9.84 to 9.35
                                     2005       50    18.02 to 17.81         900    1.85 to 1.40      0.00          5.89 to 1.00
                                     2004       40    17.02 to 16.92         670    1.75 to 1.40      0.00          5.16 to 4.79

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Emerging Small Company Series I      2008      229   $11.74 to $5.37    $  2,065   1.75% to 1.40%     0.00%     (44.07)% to (44.27)%
                                     2007      273    20.99 to 9.64        4,464    1.75 to 1.40      0.00          6.54 to 6.16
                                     2006      379    19.70 to 9.08        5,866    1.75 to 1.40      0.00          0.99 to 0.63
                                     2005      441    19.51 to 9.03        6,901    1.75 to 1.40      0.00          3.59 to 3.23
                                     2004      532    18.84 to 8.74        8,031    1.75 to 1.40      0.00          9.97 to 9.58
Emerging Small Company Series II     2008      251     8.92 to 8.66        2,201    1.85 to 1.40      0.00       (44.19) to (44.44)
                                     2007      285    15.99 to 15.59       4,486    1.85 to 1.40      0.00          6.33 to 5.85
                                     2006      335    15.04 to 14.11       4,967    1.85 to 1.40      0.00          0.76 to 0.31
                                     2005      362    14.92 to 14.04       5,343    1.85 to 1.40      0.00          3.40 to (0.21)
                                     2004      363    14.43 to 13.61       5,183    1.75 to 1.40      0.00          9.76 to 9.38
Equity-Income Series I               2008    1,451    23.22 to 12.85      28,858    1.75 to 1.40      2.28       (36.86) to (37.08)
                                     2007    1,807    36.77 to 20.43      56,669    1.75 to 1.40      2.82          1.90 to 1.54
                                     2006    2,087    36.09 to 20.12      65,058    1.75 to 1.40      1.53         17.37 to 16.96
                                     2005    2,415    30.74 to 17.20      64,504    1.75 to 1.40      1.30          2.48 to 2.12
                                     2004    2,836    30.00 to 16.84      74,171    1.75 to 1.40      1.31         13.21 to 12.81
Equity-Income Series II              2008    1,833    10.81 to 8.86       20,119    1.90 to 1.15      2.14       (36.89) to (37.37)
                                     2007    2,077    17.26 to 14.04      36,349    1.90 to 1.15      2.51          2.49 to 1.97
                                     2006    2,177    17.74 to 13.74      37,727    1.85 to 1.15      1.36         17.12 to 9.77
                                     2005    2,271    15.18 to 14.66      33,757    1.85 to 1.40      0.88          2.28 to 0.18
                                     2004    1,869    14.88 to 14.44      27,207    1.75 to 1.40      0.96         13.01 to 12.62
Financial Services Series I          2008       73     8.82 to 8.58          631    1.75 to 1.40      0.76       (45.43) to (45.62)
                                     2007      117    16.16 to 15.78       1,856    1.75 to 1.40      1.14        (8.12) to (8.44)
                                     2006      199    17.58 to 17.24       3,472    1.75 to 1.40      0.34         21.41 to 20.99
                                     2005      163    14.48 to 14.25       2,332    1.75 to 1.40      0.41          8.25 to 7.88
                                     2004      196    13.38 to 13.21       2,605    1.75 to 1.40      0.40          8.84 to 8.46
Financial Services Series II         2008      294     9.26 to 7.25        2,733    1.90 to 1.15      0.63       (45.39) to (45.80)
                                     2007      295    17.09 to 13.27       5,040    1.90 to 1.15      0.90        (4.45) to (8.00)
                                     2006      309    19.16 to 14.39       5,828    1.85 to 1.15      0.20         21.07 to 14.95
                                     2005      273    15.85 to 15.57       4,303    1.85 to 1.40      0.21          8.11 to 7.17
                                     2004      287    14.70 to 14.50       4,189    1.75 to 1.40      0.25          8.55 to 8.17
Founding Allocation Series II        2008   10,027     7.65 to 7.56       76,269    1.90 to 1.15      3.04       (36.29) to (36.77)
                                     2007    5,985    12.01 to 11.95      71,857    1.90 to 1.15      1.09        (3.90) to (4.38)
Fundamental Value Series I           2008    2,965    10.08 to 9.82       29,695    1.75 to 1.40      3.25       (40.17) to (40.38)
                                     2007      492    16.85 to 16.46       8,158    1.75 to 1.40      1.58          2.59 to 2.23
                                     2006      560    16.43 to 16.10       9,076    1.75 to 1.40      0.83         12.93 to 12.53
                                     2005      664    14.55 to 14.31       9,548    1.75 to 1.40      0.46          7.33 to 6.96
                                     2004      726    13.55 to 13.38       9,740    1.75 to 1.40      0.49         10.24 to 9.86
Fundamental Value Series II          2008    2,935    10.60 to 8.38       30,995    1.90 to 1.15      0.68       (40.15) to (40.60)
                                     2007    2,595    17.85 to 14.00      45,930    1.90 to 1.15      1.18          4.11 to 2.68
                                     2006    2,101    17.92 to 13.60      36,932    1.85 to 1.15      0.59         12.66 to 8.68
                                     2005    1,514    15.91 to 15.65      23,935    1.85 to 1.40      0.21          7.19 to 4.28
                                     2004    1,169    14.86 to 14.71      17,273    1.75 to 1.40      0.35          9.89 to 9.51
Global Allocation Series I           2008      133     8.46 to 8.36        1,115    1.75 to 1.40      4.86       (35.21) to (35.44)
                                     2007      168    13.06 to 12.95       2,187    1.75 to 1.40      6.09          3.66 to 3.30
                                     2006      210    12.60 to 12.39       2,641    1.75 to 1.40      1.08         11.93 to 11.54
                                     2005      250    11.25 to 11.10       2,807    1.75 to 1.40      1.00          4.73 to 4.37
                                     2004      266    10.77 to 10.62       2,853    1.75 to 1.40      1.10         11.16 to 10.77

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Global Allocation Series II          2008    1,139   $10.62 to $8.95    $ 11,734   1.90% to 1.15%     4.80%     (35.15)% to (35.63)%
                                     2007    1,249    16.49 to 13.80      19,965    1.90 to 1.15      6.28          3.66 to 3.63
                                     2006    1,090    16.41 to 13.29      17,185    1.85 to 1.15      0.73         11.71 to 6.14
                                     2005      538    14.69 to 13.74       7,720    1.85 to 1.40      0.68          4.47 to 3.14
                                     2004      278    14.06 to 13.18       3,864    1.75 to 1.40      0.74         10.96 to 10.57
Global Bond Series I                 2008      206    27.85 to 17.71       4,729    1.75 to 1.40      0.63        (5.81) to (6.14)
                                     2007      217    29.57 to 18.87       5,364    1.75 to 1.40      7.20          8.10 to 7.72
                                     2006      252    27.35 to 17.51       5,851    1.75 to 1.40      0.00          3.81 to 3.45
                                     2005      280    26.35 to 16.93       6,328    1.75 to 1.40      4.76        (7.84) to (8.16)
                                     2004      290    28.59 to 18.43       7,259    1.75 to 1.40      3.76          8.71 to 8.33
Global Bond Series II                2008    1,046    16.51 to 12.92      17,079    1.90 to 1.15      0.58        (5.75) to (6.46)
                                     2007    1,202    17.65 to 13.71      20,931    1.90 to 1.15      6.99          8.09 to 6.56
                                     2006    1,045    17.40 to 12.66      17,310    1.85 to 1.15      0.00          3.61 to 1.12
                                     2005      632    16.83 to 15.99      10,257    1.85 to 1.40      3.99        (3.01) to (8.27)
                                     2004      459    18.33 to 17.49       8,103    1.75 to 1.40      2.91          8.54 to 8.16
Global Trust Series I                2008      486    19.74 to 9.55        8,860    1.75 to 1.40      1.86       (40.39) to (40.60)
                                     2007      585    33.11 to 16.07      17,812    1.75 to 1.40      2.27        (0.08) to (0.43)
                                     2006      722    33.14 to 16.14      22,073    1.75 to 1.40      1.34         18.65 to 18.24
                                     2005      835    27.93 to 13.65      21,550    1.75 to 1.40      1.33          9.19 to 8.81
                                     2004    1,093    25.58 to 12.54      26,117    1.75 to 1.40      1.77         13.16 to 12.76
Global Trust Series II               2008      386    11.22 to 10.89       4,288    1.85 to 1.40      1.68       (40.48) to (40.75)
                                     2007      432    18.85 to 18.37       8,056    1.85 to 1.40      1.25        (0.77) to (4.80)
                                     2006      252    18.91 to 18.43       4,726    1.85 to 1.40      1.11         18.43 to 17.90
                                     2005      242    15.96 to 15.60       3,839    1.85 to 1.40      1.10          8.97 to 4.62
                                     2004      156    14.65 to 14.35       2,271    1.75 to 1.40      1.22         12.94 to 12.54
Health Sciences Series I             2008      141    13.99 to 13.62       1,940    1.75 to 1.40      0.00       (30.88) to (31.12)
                                     2007      207    20.25 to 19.78       4,139    1.75 to 1.40      0.00         16.03 to 15.62
                                     2006      233    17.45 to 17.11       4,022    1.75 to 1.40      0.00          6.87 to 6.50
                                     2005      244    16.33 to 16.06       3,937    1.75 to 1.40      0.00         11.08 to 10.69
                                     2004      298    14.70 to 14.51       4,345    1.75 to 1.40      0.00         13.70 to 13.30
Health Sciences Series II            2008      394    14.77 to 10.75       5,751    1.90 to 1.15      0.00       (30.86) to (31.38)
                                     2007      423    21.53 to 15.55       9,050    1.90 to 1.15      0.00         16.09 to 15.60
                                     2006      452    19.12 to 13.36       8,397    1.85 to 1.15      0.00          7.16 to 6.19
                                     2005      444    17.93 to 15.95       7,782    1.85 to 1.40      0.00         10.87 to 8.29
                                     2004      437    16.17 to 14.42       6,927    1.75 to 1.40      0.00         13.44 to 13.04
High Income Series II                2008        9     6.44 to 6.36           57    1.90 to 1.15      9.67       (44.23) to (44.65)
                                     2007       18    11.56 to 11.50         212    1.90 to 1.15     10.05        (7.56) to (8.02)
High Yield Series I                  2008      322    12.00 to 9.99        3,433    1.75 to 1.40      7.94       (30.50) to (30.75)
                                     2007      405    17.27 to 14.42       6,307    1.75 to 1.40     12.10          0.22 to (0.14)
                                     2006      576    17.23 to 14.44       8,974    1.75 to 1.40      6.86          8.84 to 8.46
                                     2005      696    15.83 to 13.31      10,061    1.75 to 1.40      4.80          2.26 to 1.90
                                     2004      904    15.48 to 13.07      12,865    1.75 to 1.40      6.35          9.51 to 9.13
High Yield Series II                 2008      513    11.68 to 9.24        5,991    1.90 to 1.15      8.22       (30.51) to (31.03)
                                     2007      542    16.93 to 13.30       9,166    1.90 to 1.15     12.03          0.20 to (1.97)
                                     2006      694    17.42 to 13.24      11,893    1.85 to 1.15      6.91          8.71 to 5.80
                                     2005      759    16.03 to 15.43      11,992    1.85 to 1.40      3.56          2.12 to 0
                                     2004      974    15.70 to 15.15      15,077    1.75 to 1.40      4.72          9.30 to 8.92

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Income & Value Series I              2008      565   $19.20 to $10.31   $  8,991   1.75% to 1.40%     2.92%     (31.10)% to (31.34)%
                                     2007      691    27.87 to 15.02      16,026    1.75 to 1.40      3.93        (0.30) to (0.65)
                                     2006      832    27.95 to 15.12      19,390    1.75 to 1.40      2.08          7.16 to 6.78
                                     2005      977    26.08 to 14.16      21,592    1.75 to 1.40      1.71          3.76 to 3.40
                                     2004    1,195    25.14 to 13.70      25,291    1.75 to 1.40      1.25          6.14 to 5.77
Income & Value Series II             2008      490    10.49 to 8.94        5,209    1.90 to 1.15      2.79       (31.03) to (31.55)
                                     2007      594    15.33 to 12.97       9,199    1.90 to 1.15      3.59          0.24 to (0.25)
                                     2006      695    15.85 to 12.97      10,855    1.85 to 1.15      1.81          6.92 to 3.62
                                     2005      739    14.82 to 14.18      10,815    1.85 to 1.40      1.48          3.53 to 1.56
                                     2004      705    14.32 to 13.73       9,986    1.75 to 1.40      0.91          5.92 to 5.55
Independence Investment LLC Small
   Cap Series II                     2008       --     8.58 to 8.44           --    1.85 to 1.40      0.00       (42.20) to (42.43)
                                     2007        4    14.84 to 14.66          65    1.85 to 1.40      0.00        (1.11) to (1.56)
                                     2006        5    16.60 to 14.90          72    1.85 to 1.40      0.00          5.92 to 5.45
                                     2005        4    15.71 to 14.13          60    1.85 to 1.40      0.00         13.34 to (0.08)
Index Allocation Series II           2008    3,461    10.15 to 10.13      35,248    1.90 to 1.15      1.22       (27.32) to (27.86)
                                     2007    2,939    14.07 to 13.94      41,358    1.90 to 1.15      4.15          5.33 to 5.12
                                     2006      967    13.52 to 13.21      13,001    1.85 to 1.15      2.84          8.17 to 5.51
International Core Series I          2008      215    12.35 to 8.91        2,367    1.75 to 1.40      5.00       (39.48) to (39.69)
                                     2007      256    20.40 to 14.78       4,709    1.75 to 1.40      2.13          9.86 to 9.48
                                     2006      308    18.57 to 13.50       5,223    1.75 to 1.40      0.60         23.04 to 22.61
                                     2005      327    15.09 to 11.01       4,486    1.75 to 1.40      0.76         14.34 to 13.94
                                     2004      344    13.20 to 9.66        4,161    1.75 to 1.40      0.86         13.98 to 13.58
International Core Series II         2008      124    12.71 to 8.88        1,590    1.90 to 1.15      4.53       (39.48) to (39.93)
                                     2007      146    21.16 to 14.67       3,122    1.90 to 1.15      1.79          9.86 to 9.32
                                     2006      159    20.21 to 13.32       3,123    1.85 to 1.15      0.42         22.89 to 6.43
                                     2005       98    16.48 to 15.90       1,581    1.85 to 1.40      0.00         14.10 to 11.19
                                     2004       88    14.48 to 14.03       1,248    1.75 to 1.40      0.68         13.75 to 13.35
International Equity Index B
   Series NAV                        2008      308     7.23 to 7.17        2,216    1.85 to 1.40      2.59       (45.16) to (45.41)
                                     2007      357    13.18 to 13.14       4,705    1.85 to 1.40      1.99          5.44 to 5.13
International Small Cap Series I     2008      255    13.20 to 6.83        2,774    1.75 to 1.40      2.54       (53.64) to (53.80)
                                     2007      302    28.48 to 14.79       7,175    1.75 to 1.40      2.69          8.59 to 8.21
                                     2006      360    26.22 to 13.67       8,037    1.75 to 1.40      1.17         25.96 to 25.52
                                     2005      357    20.82 to 10.89       6,725    1.75 to 1.40      0.88          8.58 to 8.20
                                     2004      449    19.17 to 10.06       7,886    1.75 to 1.40      0.13         19.38 to 18.96
International Small Cap Series II    2008      263    11.88 to 6.85        3,017    1.90 to 1.15      2.26       (53.65) to (54.00)
                                     2007      317    25.82 to 14.79       7,891    1.90 to 1.15      2.44          8.63 to 6.00
                                     2006      290    25.04 to 13.58       6,936    1.85 to 1.15      0.95         25.78 to 8.50
                                     2005      255    19.96 to 19.17       4,950    1.85 to 1.40      0.23          8.35 to 3.91
                                     2004      245    18.47 to 17.82       4,400    1.75 to 1.40      0.08         19.18 to 18.77
International Value Series I         2008      654    12.42 to 12.09       8,050    1.75 to 1.40      3.26       (43.47) to (43.67)
                                     2007      815    21.97 to 21.45      17,773    1.75 to 1.40      4.21          8.00 to 7.62
                                     2006      988    20.35 to 19.93      19,990    1.75 to 1.40      1.86         27.79 to 27.35
                                     2005    1,098    15.92 to 15.65      17,391    1.75 to 1.40      0.49          9.01 to 8.63
                                     2004      466    14.61 to 14.40       6,761    1.75 to 1.40      1.26         19.85 to 19.43
International Value Series II        2008      982    13.62 to 8.64       13,483    1.90 to 1.15      3.12       (43.47) to (43.89)
                                     2007    1,141    24.28 to 15.28      27,912    1.90 to 1.15      3.64         10.80 to 8.10
                                     2006    1,023    24.17 to 14.10      23,440    1.85 to 1.15      1.67         27.48 to 12.65
                                     2005    1,029    19.01 to 17.87      18,690    1.85 to 1.40      0.60          8.78 to 5.30
                                     2004      790    17.52 to 16.55      13,194    1.75 to 1.40      0.98         19.68 to 19.26

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Investment Quality Bond Series I     2008      355   $26.96 to $16.66   $  7,499   1.75% to 1.40%     6.14%      (3.04)% to (3.38)%
                                     2007      456    27.80 to 17.24       9,925    1.75 to 1.40      8.82          4.72 to 4.35
                                     2006      545    26.55 to 16.52      11,394    1.75 to 1.40      6.35          2.13 to 1.78
                                     2005      659    25.99 to 16.23      13,684    1.75 to 1.40      5.85          0.84 to 0.49
                                     2004      812    25.78 to 16.15      17,006    1.75 to 1.40      6.00          3.35 to 2.99
Investment Quality Bond Series II    2008    1,422    14.62 to 13.23      20,940    1.90 to 1.15      5.94        (2.95) to (3.67)
                                     2007    1,980    15.17 to 13.63      30,162    1.90 to 1.15      8.71          4.70 to 2.41
                                     2006    1,826    14.94 to 12.99      26,873    1.85 to 1.15      5.47          4.16 to 1.47
                                     2005    1,168    14.66 to 14.42      17,007    1.85 to 1.40      3.82          0.61 to (0.28)
                                     2004      499    14.57 to 14.44       7,232    1.75 to 1.40      5.22          3.19 to 2.83
John Hancock International Equity
   Index Series I                    2008       64    12.99 to 12.78         816    1.75 to 1.40      1.94       (45.32) to (45.51)
                                     2007       82    23.76 to 23.45       1,939    1.75 to 1.40      3.68         13.81 to 13.41
                                     2006       82    20.87 to 20.68       1,708    1.75 to 1.40      0.81         23.75 to 23.31
                                     2005       65    16.87 to 16.77       1,087    1.75 to 1.40      0.94         15.00 to 14.60
                                     2004       69    14.67 to 14.64       1,006    1.75 to 1.40      0.48         17.35 to 17.08
John Hancock International Equity
   Index Series II                   2008      178    12.87 to 12.60       2,266    1.85 to 1.40      1.89       (45.42) to (45.67)
                                     2007      188    23.58 to 23.19       4,401    1.85 to 1.40      3.48         13.55 to 13.04
                                     2006      199    20.76 to 20.52       4,102    1.85 to 1.40      0.61         23.52 to 22.97
                                     2005      184    16.81 to 16.68       3,077    1.85 to 1.40      0.71         14.78 to 11.46
                                     2004      166    16.65 to 14.61       2,436    1.75 to 1.40      0.38         17.17 to 16.89
John Hancock Strategic Income
   Series II                         2008       85    13.00 to 12.73       1,094    1.85 to 1.40      9.19       (10.04) to (10.44)
                                     2007      136    14.45 to 14.22       1,943    1.85 to 1.40      1.77          4.06 to 3.59
                                     2006      163    13.89 to 13.73       2,244    1.85 to 1.40      3.01          2.43 to 1.97
                                     2005      127    13.56 to 13.46       1,719    1.85 to 1.40      4.43          0.73 to 0.23
                                     2004       55    13.48 to 13.45         746    1.75 to 1.40      1.87          7.86 to 7.61
Large Cap Value Series I             2008       84    15.97 to 15.66       1,318    1.75 to 1.40      1.47       (36.80) to (37.03)
                                     2007      101    25.27 to 24.86       2,535    1.75 to 1.40      0.94          2.92 to 2.56
                                     2006      123    24.56 to 24.24       2,993    1.75 to 1.40      0.00          1.48 to 1.45
Large Cap Value Series II            2008      287    15.91 to 15.51       4,533    1.85 to 1.40      1.34       (36.91) to (37.20)
                                     2007      297    25.22 to 24.70       7,440    1.85 to 1.40      0.62          2.73 to 2.26
                                     2006      356    24.55 to 24.15       8,694    1.85 to 1.40      0.26         14.15 to 13.64
                                     2005      232    21.51 to 21.25       4,959    1.85 to 1.40      0.00         13.66 to 3.74
                                     2004      136    18.92 to 18.81       2,557    1.75 to 1.40      0.89         19.84 to 19.42
Lifestyle Aggressive Series I        2008      250    11.52 to 8.90        2,573    1.75 to 1.40      1.72       (42.80) to (43.00)
                                     2007      277    20.14 to 15.61       4,983    1.75 to 1.40      9.33          7.03 to 6.66
                                     2006      320    18.82 to 14.63       5,390    1.75 to 1.40      7.66         13.86 to 13.46
                                     2005      378    16.53 to 12.90       5,514    1.75 to 1.40      1.92          9.10 to 8.72
                                     2004      442    15.15 to 11.86       6,042    1.75 to 1.40      0.77         14.44 to 14.04
Lifestyle Aggressive Series II       2008    2,297    11.14 to 8.01       25,699    1.90 to 1.15      1.60       (42.81) to (43.24)
                                     2007    2,375    19.63 to 14.00      46,731    1.90 to 1.15      9.28          7.57 to 7.16
                                     2006    3,106    18.89 to 13.01      58,044    1.85 to 1.15      7.68         13.59 to 4.07
                                     2005    3,243    16.63 to 16.36      53,631    1.85 to 1.40      1.84          8.94 to 4.45
                                     2004    3,055    15.26 to 15.12      46,433    1.75 to 1.40      0.63         14.44 to 14.04
Lifestyle Balanced Series I          2008    1,855    15.63 to 11.42      24,806    1.75 to 1.40      2.84       (32.26) to (32.49)
                                     2007    2,442    23.06 to 16.92      47,729    1.75 to 1.40      7.57          4.98 to 4.61
                                     2006    2,969    21.97 to 16.17      56,071    1.75 to 1.40      5.48         11.17 to 10.78
                                     2005    3,308    19.76 to 14.60      56,410    1.75 to 1.40      3.96          5.40 to 5.03
                                     2004    3,491    18.75 to 13.90      56,752    1.75 to 1.40      2.24         11.91 to 11.52

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Lifestyle Balanced Series II         2008   52,147    $12.43 to $9.45   $607,184   1.90% to 1.15%     3.26%     (32.23)% to (32.74)%
                                     2007   47,212    18.48 to 13.95     828,590    1.90 to 1.15      7.40          5.04 to 4.60
                                     2006   36,439    18.14 to 13.22     636,831    1.85 to 1.15      4.89         10.95 to 5.74
                                     2005   24,002    16.35 to 15.98     388,167    1.85 to 1.40      3.17          5.32 to 2.07
                                     2004   11,111    15.52 to 15.21     171,110    1.75 to 1.40      1.43         11.83 to 11.44
Lifestyle Conservative Series I      2008      751    18.51 to 14.17      11,787    1.75 to 1.40      4.02       (16.74) to (17.04)
                                     2007      810    22.23 to 17.08      15,463    1.75 to 1.40      8.00          3.91 to 3.54
                                     2006      856    21.39 to 16.50      15,451    1.75 to 1.40      4.62          6.93 to 6.56
                                     2005      906    20.01 to 15.48      15,367    1.75 to 1.40      4.82          1.46 to 1.10
                                     2004      951    19.72 to 15.31      16,109    1.75 to 1.40      3.70          7.07 to 6.70
Lifestyle Conservative Series II     2008    9,579    13.26 to 11.43     125,592    1.90 to 1.15      5.28       (16.64) to (17.27)
                                     2007    5,317    16.03 to 13.71      84,601    1.90 to 1.15      8.10          3.96 to 2.30
                                     2006    4,437    15.90 to 13.12      69,236    1.85 to 1.15      4.41          6.63 to 4.99
                                     2005    3,608    14.91 to 14.67      53,306    1.85 to 1.40      4.29          1.38 to 0.19
                                     2004    2,223    14.71 to 14.57      32,473    1.75 to 1.40      3.04          7.00 to 6.62
Lifestyle Growth Series I            2008    1,376    13.80 to 10.04      16,384    1.75 to 1.40      2.33       (37.49) to (37.71)
                                     2007    1,701    22.08 to 16.12      32,488    1.75 to 1.40      7.74          6.02 to 5.65
                                     2006    1,922    20.82 to 15.25      34,748    1.75 to 1.40      6.04         11.93 to 11.54
                                     2005    1,986    18.61 to 13.68      32,112    1.75 to 1.40      2.86          7.16 to 6.78
                                     2004    2,178    17.36 to 12.81      33,490    1.75 to 1.40      1.45         12.99 to 12.60
Lifestyle Growth Series II           2008   60,322    11.77 to 8.73      659,686    1.90 to 1.15      2.50       (37.39) to (37.87)
                                     2007   55,721    18.95 to 13.94     992,822    1.90 to 1.15      7.32          6.03 to 5.96
                                     2006   39,974    18.43 to 13.09     706,919    1.85 to 1.15      5.22         11.71 to 4.69
                                     2005   22,032    16.49 to 16.14     359,838    1.85 to 1.40      2.29          7.01 to 3.18
                                     2004   10,656    15.41 to 15.12     163,056    1.75 to 1.40      0.83         13.00 to 12.61
Lifestyle Moderate Series I          2008      955    16.90 to 12.46      13,419    1.75 to 1.40      3.29       (25.29) to (25.55)
                                     2007    1,329    22.62 to 16.73      24,871    1.75 to 1.40      7.57          3.82 to 3.46
                                     2006    1,517    21.79 to 16.17      27,295    1.75 to 1.40      4.68          8.88 to 8.51
                                     2005    1,618    20.01 to 14.90      26,757    1.75 to 1.40      4.20          2.71 to 2.35
                                     2004    1,721    19.48 to 14.56      28,156    1.75 to 1.40      2.90          9.49 to 9.11
Lifestyle Moderate Series II         2008   16,671    12.62 to 10.27     201,465    1.90 to 1.15      4.25       (25.23) to (25.79)
                                     2007   13,562    17.01 to 13.73     224,500    1.90 to 1.15      7.54          3.88 to 2.82
                                     2006   10,417    16.89 to 13.15     171,943    1.85 to 1.15      4.21          8.65 to 5.24
                                     2005    7,557    15.54 to 15.29     116,397    1.85 to 1.40      3.53          2.56 to 1.04
                                     2004    4,269    15.15 to 15.00      64,245    1.75 to 1.40      1.99          9.49 to 9.11
LMFC Core Equity Series II           2008      486     6.25 to 5.59        3,081    1.90 to 1.15      12.89      (55.11) to (55.45)
                                     2007      400    14.02 to 12.46       5,664    1.90 to 1.15      0.00        (5.72) to (7.14)
                                     2006      425    15.42 to 13.39       6,530    1.85 to 1.15      0.00          7.37 to 4.53
                                     2005      360    14.68 to 14.58       5,273    1.85 to 1.40      0.00          4.30 to 2.92
                                     2004      128    14.08 to 14.05       1,795    1.75 to 1.40      0.00         12.63 to 12.37
Marisco International
   Opportunities Series II           2008      227    10.59 to 7.71        2,323    1.90 to 1.15      0.94       (51.23) to (51.60)
                                     2007      256    21.88 to 15.80       5,511    1.90 to 1.15      1.39         21.50 to 18.39
                                     2006      166    18.78 to 13.31       3,092    1.85 to 1.15      0.27         22.18 to 6.37
                                     2005       39    15.37 to 15.32         601    1.85 to 1.40      0.00         22.94 to 17.57
Mid Cap Index Series I               2008      105    12.95 to 12.55       1,341    1.75 to 1.40      0.85       (37.30) to (37.52)
                                     2007      128    20.66 to 20.08       2,618    1.75 to 1.40      1.30          6.01 to 5.64
                                     2006      134    19.49 to 19.01       2,584    1.75 to 1.40      0.62          8.19 to 7.82
                                     2005      126    18.01 to 17.63       2,256    1.75 to 1.40      0.50         10.47 to 10.08
                                     2004      136    16.30 to 16.02       2,201    1.75 to 1.40      0.39         14.21 to 13.81

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008


6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Mid Cap Index Series II              2008      713   $11.53 to $8.46    $  8,363   1.90% to 1.15%     0.70%     (37.25)% to (37.72)%
                                     2007      678    18.51 to 13.48      12,705    1.90 to 1.15      0.85          6.10 to 3.01
                                     2006      574    18.59 to 12.70      10,240    1.85 to 1.15      0.44          7.93 to (0.70)
                                     2005      431    17.27 to 16.40       7,185    1.85 to 1.40      0.33         10.24 to 1.77
                                     2004      416    15.70 to 14.98       6,308    1.75 to 1.40      0.25         14.04 to 13.64
Mid Cap Intersection Series II       2008       35     6.59 to 6.51          228    1.90 to 1.15      0.00       (42.83) to (43.26)
                                     2007        5    11.53 to 11.47          58    1.90 to 1.15      0.00        (7.75) to (8.21)
Mid Cap Stock Series I               2008      913    11.20 to 11.16      10,197    1.75 to 1.40      0.00       (44.55) to (44.75)
                                     2007      933    20.27 to 20.12      18,819    1.75 to 1.40      0.00         21.85 to 21.42
                                     2006    1,178    16.70 to 16.20      19,508    1.75 to 1.40      0.00         11.97 to 11.58
                                     2005    1,312    14.96 to 14.50      19,434    1.75 to 1.40      0.00         12.98 to 12.59
                                     2004      659    13.29 to 12.87       8,666    1.75 to 1.40      0.00         17.38 to 16.97
Mid Cap Stock Series II              2008      988    13.62 to 8.67       13,396    1.90 to 1.15      0.00       (44.51) to (44.93)
                                     2007      978    24.73 to 15.63      24,028    1.90 to 1.15      0.00         22.51 to 21.93
                                     2006    1,016    20.92 to 12.79      20,875    1.85 to 1.15      0.00         11.73 to 2.16
                                     2005    1,037    18.72 to 17.62      19,220    1.85 to 1.40      0.00         12.84 to 8.02
                                     2004      769    16.59 to 15.65      12,646    1.75 to 1.40      0.00         17.10 to 16.69
Mid Cap Value Series I               2008      297    12.27 to 11.95       3,593    1.75 to 1.40      1.69       (39.89) to (40.10)
                                     2007      397    20.42 to 19.94       8,001    1.75 to 1.40      1.09        (0.71) to (1.06)
                                     2006      513    20.56 to 20.16      10,450    1.75 to 1.40      0.72         10.71 to 10.33
                                     2005      664    18.57 to 18.27      12,224    1.75 to 1.40      0.45          6.51 to 6.13
                                     2004      676    17.44 to 17.21      11,703    1.75 to 1.40      0.49         22.73 to 22.30
Mid Cap Value Series II              2008      899    11.45 to 11.11      10,224    1.85 to 1.40      1.57       (40.02) to (40.29)
                                     2007    1,036    19.09 to 18.61      19,694    1.85 to 1.40      0.73        (0.90) to (1.35)
                                     2006    1,255    20.07 to 18.86      24,092    1.85 to 1.40      0.52         10.48 to 9.98
                                     2005    1,404    18.21 to 17.15      24,444    1.85 to 1.40      0.25          6.27 to (0.03)
                                     2004    1,329    17.18 to 16.25      21,808    1.75 to 1.40      0.36         22.48 to 22.06
Money Market B Series NAV            2008      670    12.86 to 12.76       8,577    1.85 to 1.40      2.03          0.69 to 0.24
                                     2007      422    12.77 to 12.73       5,378    1.85 to 1.40      3.05          2.14 to 1.84
Money Market Series I                2008    1,532    18.43 to 13.41      24,158    1.75 to 1.40      1.75          0.34 to (0.01)
                                     2007    1,469    18.37 to 13.41      23,080    1.75 to 1.40      4.47          3.10 to 2.74
                                     2006    1,593    17.82 to 13.05      24,875    1.75 to 1.40      4.35          2.99 to 2.63
                                     2005    1,956    17.30 to 12.71      29,884    1.75 to 1.40      2.61          1.24 to 0.89
                                     2004    1,963    17.09 to 12.59      29,824    1.75 to 1.40      0.80        (0.60) to (0.95)
Money Market Series II               2008    9,306    13.23 to 12.67     120,124    1.90 to 1.15      1.43          0.40 to (0.36)
                                     2007    4,050    13.17 to 12.71      52,315    1.90 to 1.15      4.17          3.15 to 1.95
                                     2006    2,653    12.77 to 12.45      33,361    1.85 to 1.15      4.20          2.79 to 1.81
                                     2005    1,716    12.37 to 12.16      21,020    1.85 to 1.40      2.42          1.04 to 0.47
                                     2004    1,606    12.24 to 12.13      19,536    1.75 to 1.40      0.53        (0.80) to (1.14)
Natural Resources Series II          2008      403    24.27 to 8.18        8,609    1.90 to 1.15      0.29       (52.27) to (52.63)
                                     2007      464    51.23 to 17.13      21,904    1.90 to 1.15      0.81         41.55 to 38.82
                                     2006      389    37.87 to 12.31      14,264    1.85 to 1.15      0.40         20.34 to (1.62)
                                     2005      387    31.46 to 31.09      12,127    1.85 to 1.40      0.00         44.39 to 14.68
                                     2004      239    21.79 to 21.67       5,201    1.75 to 1.40      0.05         22.32 to 21.89
Optimized All Cap Series II          2008      514    12.06 to 11.75       6,135    1.85 to 1.40      0.63       (44.03) to (44.29)
                                     2007      578    21.54 to 21.09      12,353    1.85 to 1.40      0.83          1.66 to (3.88)
                                     2006       25    21.09 to 20.75         524    1.85 to 1.40      0.74         13.32 to 12.81
                                     2005       34    18.61 to 18.39         631    1.85 to 1.40      0.89          6.86 to 2.59
                                     2004       20    17.42 to 17.32         352    1.75 to 1.40      0.79         13.08 to 12.68

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Optimized Value Series II            2008      207   $10.04 to $9.83    $  2,062   1.85% to 1.40%     2.13%     (42.18)% to (42.44)%
                                     2007      234    17.36 to 17.07       4,042    1.85 to 1.40      0.97        (7.14) to (10.66)
                                     2006       10    18.61 to 18.38         191    1.85 to 1.40      1.02         19.37 to 18.84
                                     2005        8    15.59 to 15.47         124    1.85 to 1.40      0.00          7.31 to 2.05
                                     2004        7    15.52 to 14.49         108    1.75 to 1.40      0.00         16.20 to 15.93
Pacific Rim Series I                 2008      136    10.19 to 8.83        1,215    1.75 to 1.40      1.55       (40.85) to (41.06)
                                     2007      145    17.28 to 14.92       2,217    1.75 to 1.40      1.73          7.62 to 7.24
                                     2006      221    16.12 to 13.52       3,135    1.75 to 1.40      0.97          9.51 to 9.12
                                     2005      277    14.77 to 12.38       3,580    1.75 to 1.40      0.92         24.01 to 23.58
                                     2004      269    11.95 to 10.01       2,804    1.75 to 1.40      0.47         15.27 to 14.87
Pacific Rim Series II                2008      177    13.15 to 7.82        2,276    1.90 to 1.15      1.41       (40.77) to (41.22)
                                     2007      196    22.37 to 13.20       4,315    1.90 to 1.15      1.48          7.59 to 5.03
                                     2006      187    22.84 to 12.24       3,969    1.85 to 1.15      0.76          9.38 to (2.18)
                                     2005      208    20.94 to 19.28       4,083    1.85 to 1.40      0.65         23.68 to 20.11
                                     2004      130    16.97 to 15.70       2,069    1.75 to 1.40      0.37         15.17 to 14.77
PIM Classic Value Series II          2008      149     7.62 to 6.36        1,127    1.90 to 1.15      1.65       (46.30) to (46.71)
                                     2007      129    14.30 to 11.84       1,831    1.90 to 1.15      1.35       (12.77) to (13.81)
                                     2006      143    16.94 to 13.70       2,389    1.85 to 1.15      0.98         14.23 to 9.49
                                     2005       86    14.83 to 14.72       1,274    1.85 to 1.40      0.42          7.71 to 3.37
                                     2004       55    13.77 to 13.74         758    1.75 to 1.40      0.27         10.15 to 9.89
PIMCO VIT All Asset Series II        2008      181    13.13 to 12.86       2,356    1.85 to 1.40      5.27       (17.34) to (17.71)
                                     2007      225    15.88 to 15.62       3,545    1.85 to 1.40      6.40          6.49 to 6.01
                                     2006      323    14.91 to 14.74       4,792    1.85 to 1.40      4.76          2.91 to 2.45
                                     2005      376    14.49 to 14.38       5,435    1.85 to 1.40      4.34          4.47 to 1.39
                                     2004      160    13.87 to 13.84       2,215    1.75 to 1.40      5.87         10.97 to 10.72
Quantitative Mid Cap Series I        2008       --    13.16 to 12.84          --    1.75 to 1.40      0.04        (3.46) to (3.57)
                                     2007       24    13.63 to 13.31         319    1.75 to 1.40      0.39        (3.44) to (3.78)
                                     2006       34    14.11 to 13.84         473    1.75 to 1.40      0.00          2.65 to 2.29
                                     2005       47    13.75 to 13.53         647    1.75 to 1.40      0.00         12.05 to 11.66
                                     2004      138    12.27 to 12.11       1,686    1.75 to 1.40      0.00         16.56 to 16.15
Quantitative Mid Cap Series II       2008       --    16.70 to 16.26          --    1.85 to 1.40      0.00        (3.42) to (3.56)
                                     2007      188    17.29 to 16.86       3,198    1.85 to 1.40      0.24        (3.99) to (9.29)
                                     2006       63    17.93 to 17.43       1,111    1.85 to 1.40      0.00          2.35 to 1.89
                                     2005       78    17.52 to 17.07       1,351    1.85 to 1.40      0.00         11.81 to 2.60
                                     2004       83    15.67 to 15.31       1,286    1.75 to 1.40      0.00         16.25 to 15.84
Real Estate Securities Series I      2008      135    19.01 to 18.13       2,525    1.75 to 1.40      2.96       (40.27) to (40.48)
                                     2007      202    31.82 to 30.46       6,284    1.75 to 1.40      2.57       (16.79) to (17.08)
                                     2006      296    38.25 to 36.74      11,138    1.75 to 1.40      1.81         36.19 to 35.72
                                     2005      322    28.03 to 27.07       8,898    1.75 to 1.40      2.02         10.30 to 9.92
                                     2004      379    25.46 to 24.63       9,520    1.75 to 1.40      2.48         30.20 to 29.74
Real Estate Securities Series II     2008      501    15.10 to 7.80        7,440    1.90 to 1.15      2.85       (40.27) to (40.72)
                                     2007      620    25.48 to 13.06      15,632    1.90 to 1.15      1.92       (16.74) to (19.48)
                                     2006      503    33.50 to 15.65      15,580    1.85 to 1.15      1.58         35.91 to 25.03
                                     2005      509    24.71 to 22.84      11,818    1.85 to 1.40      1.51         10.11 to (2.97)
                                     2004      473    22.50 to 20.89       9,995    1.75 to 1.40      1.92         29.93 to 29.48
Real Return Bond Series II           2008      734    13.11 to 12.78       9,529    1.85 to 1.40      0.55       (12.77) to (13.16)
                                     2007      707    15.03 to 14.72      10,531    1.85 to 1.40      6.47          9.54 to 9.05
                                     2006      797    13.72 to 13.50      10,855    1.85 to 1.40      2.49        (1.20) to (1.64)
                                     2005    1,190    13.89 to 13.72      16,445    1.85 to 1.40      0.12          0.12 to (0.54)
                                     2004      895    13.92 to 13.84      12,407    1.75 to 1.40      0.25          7.21 to 6.84

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Science & Technology Series I        2008      926    $8.33 to $2.91    $  5,469   1.75% to 1.40%     0.00%     (45.22)% to (45.41)%
                                     2007    1,171    15.21 to 5.33       12,658    1.75 to 1.40      0.00         17.89 to 17.48
                                     2006    1,477    12.90 to 4.53       13,945    1.75 to 1.40      0.00          4.06 to 3.70
                                     2005    1,845    12.40 to 4.37       16,503    1.75 to 1.40      0.00          0.67 to 0.32
                                     2004    2,215    12.31 to 4.36       19,863    1.75 to 1.40      0.00        (0.53) to (0.88)
Science & Technology Series II       2008      329     8.91 to 8.18        2,941    1.90 to 1.15      0.00       (45.17) to (45.59)
                                     2007      408    16.38 to 14.93       6,675    1.90 to 1.15      0.00         18.84 to 17.90
                                     2006      413    14.32 to 11.23       5,689    1.85 to 1.15      0.00          3.91 to 0.92
                                     2005      483    13.79 to 10.83       6,362    1.85 to 1.40      0.00          0.41 to (1.28)
                                     2004      577    13.73 to 10.81       7,605    1.75 to 1.40      0.00        (0.62) to (0.97)
Scudder Equity Index 500 -- B        2008      229    14.25 to 13.86       3,223    1.85 to 1.40      2.01       (38.24) to (38.51)
                                     2007      308    23.08 to 22.54       7,045    1.85 to 1.40      1.19          3.38 to 2.92
                                     2006      372    22.32 to 21.90       8,245    1.85 to 1.40      0.89         13.61 to 13.10
                                     2005      476    19.65 to 19.36       9,288    1.85 to 1.40      0.00             0 to 0
Scudder Fixed Income -- B            2008      291    11.19 to 10.88       3,223    1.85 to 1.40      6.97       (20.83) to (21.18)
                                     2007      406    14.13 to 13.80       5,693    1.85 to 1.40      4.18          2.30 to 1.83
                                     2006      550    13.82 to 13.55       7,540    1.85 to 1.40      3.10          2.45 to 1.99
                                     2005      567    13.48 to 13.30       7,593    1.85 to 1.40      2.96          0.44 to (0.52)
                                     2004      573    13.43 to 13.32       7,664    1.75 to 1.40      2.24          2.65 to 2.29
Small Cap Index Series I             2008       52    11.21 to 11.20         588    1.75 to 1.40      1.17       (34.64) to (34.87)
                                     2007       74    17.22 to 17.13       1,274    1.75 to 1.40      1.62        (3.53) to (3.87)
                                     2006       85    17.91 to 17.47       1,515    1.75 to 1.40      0.52         15.98 to 15.58
                                     2005       98    15.50 to 15.10       1,515    1.75 to 1.40      0.55          2.45 to 2.09
                                     2004      130    15.18 to 14.77       1,960    1.75 to 1.40      0.31         15.69 to 15.29
Small Cap Index Series II            2008      584    11.70 to 11.35       6,780    1.85 to 1.40      1.04       (34.76) to (35.05)
                                     2007      660    17.93 to 17.48      11,758    1.85 to 1.40      0.94        (4.15) to (8.20)
                                     2006      342    19.03 to 18.24       6,336    1.85 to 1.40      0.33         15.72 to 15.20
                                     2005      366    16.48 to 15.83       5,879    1.85 to 1.40      0.35          2.26 to (1.64)
                                     2004      402    16.16 to 15.59       6,323    1.75 to 1.40      0.20         15.50 to 15.09
Small Cap Opportunities Series I     2008      100    12.89 to 12.63       1,276    1.75 to 1.40      2.29       (42.94) to (43.14)
                                     2007      128    22.58 to 22.22       2,872    1.75 to 1.40      1.86        (8.95) to (9.27)
                                     2006      161    24.80 to 24.49       3,977    1.75 to 1.40      0.70          8.92 to 8.54
                                     2005      202    22.77 to 22.56       4,587    1.75 to 1.40      0.00         16.36 to 16.09
Small Cap Opportunities Series II    2008      303    12.43 to 6.38        3,770    1.90 to 1.15      2.14       (42.92) to (43.35)
                                     2007      328    21.95 to 11.17       7,217    1.90 to 1.15      1.54        (8.86) to (7.54)
                                     2006      360    24.71 to 12.23       8,807    1.85 to 1.15      0.53          8.66 to (2.29)
                                     2005      369    22.74 to 22.47       8,363    1.85 to 1.40      0.00          6.12 to (1.99)
                                     2004      115    21.43 to 21.31       2,461    1.75 to 1.40      0.07         23.73 to 23.30
Small Company Value Series I         2008      274    17.34 to 16.60       4,625    1.75 to 1.40      0.68       (28.07) to (28.32)
                                     2007      372    24.19 to 23.08       8,736    1.75 to 1.40      0.15        (2.58) to (2.92)
                                     2006      468    24.91 to 23.15      11,306    1.75 to 1.40      0.07         13.82 to 13.42
                                     2005      607    21.97 to 20.39      12,879    1.75 to 1.40      0.28          5.55 to 5.18
                                     2004      738    20.88 to 19.36      14,823    1.75 to 1.40      0.16         23.45 to 23.02
Small Company Value Series II        2008      787    13.40 to 8.78       10,642    1.90 to 1.15      0.47       (28.05) to (28.59)
                                     2007      978    18.77 to 12.21      18,683    1.90 to 1.15      0.00        (2.54) to (2.78)
                                     2006    1,134    22.11 to 12.50      22,490    1.85 to 1.15      0.00         13.61 to (0.16)
                                     2005    1,196    19.51 to 17.20      21,023    1.85 to 1.40      0.06          5.30 to 0.77
                                     2004    1,139    18.58 to 16.45      19,052    1.75 to 1.40      0.09         23.20 to 22.77
Strategic Bond Series I              2008      484    17.79 to 14.43       8,049    1.75 to 1.40      6.62       (17.25) to (17.54)
                                     2007      628    21.49 to 17.50      12,570    1.75 to 1.40      9.12        (1.55) to (1.90)
                                     2006      758    21.83 to 17.84      15,541    1.75 to 1.40      6.84          5.57 to 5.20
                                     2005      847    20.68 to 16.96      16,526    1.75 to 1.40      2.89          1.27 to 0.92
                                     2004    1,066    20.42 to 16.80      20,777    1.75 to 1.40      3.89          5.18 to 4.81

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Strategic Bond Series II             2008      654   $12.74 to $10.85   $  8,497   1.90% to 1.15%     6.61%     (17.25)% to (17.87)%
                                     2007      852    15.52 to 13.12      13,457    1.90 to 1.15      8.79        (1.41) to (2.96)
                                     2006      892    16.27 to 13.27      14,373    1.85 to 1.15      6.66          6.42 to 4.91
                                     2005      891    15.48 to 15.15      13,656    1.85 to 1.40      1.90          1.02 to 0.06
                                     2004      594    15.36 to 15.10       9,013    1.75 to 1.40      2.79          4.91 to 4.54
T Rowe Price Mid Value Series II     2008       60    10.51 to 10.34         629    1.85 to 1.40      0.81       (35.79) to (36.08)
                                     2007       65    16.37 to 16.18       1,055    1.85 to 1.40      1.60        (1.09) to (1.54)
                                     2006       70    16.55 to 16.43       1,147    1.85 to 1.40      0.05         18.39 to 17.86
                                     2005       13    13.98 to 13.94         188    1.85 to 1.40      0.00         11.85 to 1.41
Total Return Series I                2008    1,166    18.54 to 17.78      21,108    1.75 to 1.40      4.56          1.33 to 0.98
                                     2007    1,411    18.29 to 17.60      25,258    1.75 to 1.40      7.46          6.97 to 6.60
                                     2006    1,760    17.10 to 16.52      29,476    1.75 to 1.40      3.46          2.16 to 1.81
                                     2005    2,066    16.74 to 16.22      33,921    1.75 to 1.40      2.42          1.05 to 0.70
                                     2004    2,430    16.56 to 16.11      39,569    1.75 to 1.40      3.92          3.49 to 3.13
Total Return Series II               2008    1,984    15.31 to 14.04      30,864    1.90 to 1.15      4.70          1.43 to 0.67
                                     2007    1,991    15.21 to 13.84      30,752    1.90 to 1.15      7.20          7.03 to 4.90
                                     2006    2,196    14.65 to 12.90      31,877    1.85 to 1.15      3.26          3.44 to 1.53
                                     2005    2,523    14.36 to 14.13      35,980    1.85 to 1.40      1.95          0.83 to (0.56)
                                     2004    2,577    14.25 to 14.12      36,510    1.75 to 1.40      3.24          3.25 to 2.89
Total Stock Market Index Series I    2008       76     8.15 to 8.15          620    1.75 to 1.40      1.44       (38.08) to (38.29)
                                     2007      112    13.21 to 13.17       1,483    1.75 to 1.40      2.10          3.71 to 3.34
                                     2006      143    12.78 to 12.49       1,821    1.75 to 1.40      1.00         13.70 to 13.30
                                     2005      163    11.28 to 11.01       1,836    1.75 to 1.40      1.13          4.23 to 3.86
                                     2004      176    10.86 to 10.59       1,898    1.75 to 1.40      0.62         10.18 to 9.80
Total Stock Market Index Series II   2008      715    10.92 to 10.60       7,664    1.85 to 1.40      1.31       (38.16) to (38.44)
                                     2007      809    17.66 to 17.22      14,027    1.85 to 1.40      1.22          3.05 to (2.45)
                                     2006      424    17.06 to 16.20       7,114    1.85 to 1.40      0.80         13.50 to 12.99
                                     2005      439    15.03 to 14.30       6,497    1.85 to 1.40      0.90          3.95 to 0.89
                                     2004      458    14.46 to 13.80       6,540    1.75 to 1.40      0.46         10.04 to 9.66
U.S. Core Series I                   2008       --    21.62 to 6.93           --    1.75 to 1.40      1.27       (34.18) to (34.38)
                                     2007    2,150    32.85 to 10.55      52,064    1.75 to 1.40      2.17        (0.15) to (0.50)
                                     2006    2,725    32.90 to 10.61      65,921    1.75 to 1.40      1.25          7.66 to 7.29
                                     2005    3,340    30.56 to 9.89       75,782    1.75 to 1.40      1.43          0.62 to 0.27
                                     2004    4,242    30.37 to 9.86       95,127    1.75 to 1.40      0.88          5.28 to 4.92
U.S. Core Series II                  2008       --     9.54 to 9.27           --    1.85 to 1.40      1.06       (34.27) to (34.52)
                                     2007      694    14.52 to 14.15       9,895    1.85 to 1.40      1.85        (0.42) to (0.87)
                                     2006      842    14.58 to 13.33      12,039    1.85 to 1.40      1.00          7.48 to 7.00
                                     2005    1,076    13.56 to 12.43      14,348    1.85 to 1.40      1.18          0.43 to (1.39)
                                     2004    1,230    13.51 to 12.41      16,363    1.75 to 1.40      0.69          5.06 to 4.70
U.S. Global Leaders Growth
   Series I                          2008       --    13.36 to 13.18          --    1.75 to 1.40      0.38          0.18 to 0.07
                                     2007       95    13.34 to 13.17       1,258    1.75 to 1.40      1.25          2.18 to 1.82
                                     2006      119    13.06 to 12.94       1,544    1.75 to 1.40      0.00          0.39 to 0.04
                                     2005      129    13.00 to 12.93       1,674    1.75 to 1.40      0.11          8.29 to 8.04
U.S. Global Leaders Growth
   Series II                         2008       --    13.31 to 13.07          --    1.85 to 1.40      0.35          0.08 to (0.06)
                                     2007      249    13.30 to 13.08       3,285    1.85 to 1.40      0.89          2.05 to 1.59
                                     2006      302    13.03 to 12.87       3,911    1.85 to 1.40      0.00          0.09 to (0.36)
                                     2005      353    13.02 to 12.92       4,576    1.85 to 1.40      0.00        (0.53) to (0.88)
                                     2004       45    13.09 to 13.06         589    1.75 to 1.40      0.47          4.71 to 4.47

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
U.S. Government Securities
   Series I                          2008      750   $23.32 to $14.97   $ 14,851   1.75% to 1.40%     3.48%      (2.78)% to (3.12)%
                                     2007      903    23.98 to 15.45      18,094    1.75 to 1.40      8.06          1.71 to 1.35
                                     2006    1,010    23.58 to 15.24      19,539    1.75 to 1.40      4.92          2.94 to 2.58
                                     2005    1,203    22.91 to 14.86      22,795    1.75 to 1.40      1.78          0.17 to (0.18)
                                     2004    1,498    22.87 to 14.89      28,279    1.75 to 1.40      2.02          1.45 to 1.10
U.S. Government Securities
   Series II                         2008      883    13.04 to 12.86      11,709    1.90 to 1.15      3.70        (2.77) to (3.50)
                                     2007      803    13.51 to 13.23      10,996    1.90 to 1.15      7.70          1.75 to 0.05
                                     2006      809    13.69 to 12.97      10,952    1.85 to 1.15      4.65          4.01 to 2.29
                                     2005      998    13.33 to 13.11      13,188    1.85 to 1.40      1.34          0.05 to (0.34)
                                     2004    1,114    13.35 to 13.20      14,757    1.75 to 1.40      1.69          1.27 to 0.91
U.S. High Yield Series II            2008       15    10.96 to 10.78         166    1.85 to 1.40      5.58       (22.15) to (22.50)
                                     2007       15    14.08 to 13.91         205    1.85 to 1.40      8.06          1.25 to 0.80
                                     2006       21    13.90 to 13.80         286    1.85 to 1.40      2.75          7.94 to 7.46
                                     2005        5    12.88 to 12.84          67    1.85 to 1.40      0.00          3.04 to 0.15
U.S. Large Cap Value Series I        2008      611     8.99 to 8.45        5,343    1.75 to 1.40      2.15       (39.74) to (39.95)
                                     2007      793    14.91 to 14.07      11,523    1.75 to 1.40      1.06        (1.73) to (2.08)
                                     2006      978    15.17 to 14.37      14,499    1.75 to 1.40      0.58          9.12 to 8.74
                                     2005    1,181    13.91 to 13.21      16,086    1.75 to 1.40      0.45          4.35 to 3.99
                                     2004    1,411    13.33 to 12.71      18,445    1.75 to 1.40      0.28          7.87 to 7.49
U.S. Large Cap Value Series II       2008      630     9.32 to 7.66        5,932    1.90 to 1.15      2.11       (39.70) to (40.15)
                                     2007      697    15.57 to 12.71      10,923    1.90 to 1.15      0.74        (0.17) to (1.66)
                                     2006      784    16.33 to 12.89      12,561    1.85 to 1.15      0.40          8.83 to 3.02
                                     2005      938    15.00 to 14.14      13,843    1.85 to 1.40      0.12          4.26 to 2.21
                                     2004    1,079    14.39 to 13.59      15,307    1.75 to 1.40      0.21          7.59 to 7.22
UBS Large Cap Series I               2008    1,121     9.26 to 9.14       10,360    1.75 to 1.40      1.31       (40.36) to (40.57)
                                     2007    1,364    15.52 to 15.38      21,150    1.75 to 1.40      0.52        (5.85) to (6.08)
UBS Large Cap Series II              2008       94     9.22 to 9.07          860    1.85 to 1.40      1.15       (40.52) to (40.79)
                                     2007      104    15.51 to 15.32       1,613    1.85 to 1.40      0.60        (0.14) to (0.60)
                                     2006       10    15.53 to 15.41         150    1.85 to 1.40      0.22         14.45 to 12.07
                                     2005        7    15.29 to 13.75         101    1.85 to 1.40      0.00         10.35 to 2.72
Utilities Series I                   2008      151    13.37 to 13.01       1,985    1.75 to 1.40      2.73       (39.50) to (39.71)
                                     2007      231    22.10 to 21.59       5,041    1.75 to 1.40      1.93         25.62 to 25.18
                                     2006      307    17.59 to 17.24       5,351    1.75 to 1.40      2.18         29.19 to 28.74
                                     2005      270    13.62 to 13.39       3,647    1.75 to 1.40      0.47         15.20 to 14.80
                                     2004      295    11.82 to 11.67       3,468    1.75 to 1.40      0.93         27.62 to 27.17
Utilities Series II                  2008      217    20.61 to 20.00       4,346    1.85 to 1.40      2.45       (39.59) to (39.86)
                                     2007      251    34.12 to 33.26       8,340    1.85 to 1.40      1.61         25.33 to 24.76
                                     2006      284    27.22 to 24.79       7,562    1.85 to 1.40      2.05         28.96 to 28.38
                                     2005      244    21.11 to 19.27       5,066    1.85 to 1.40      0.30         14.94 to 3.24
                                     2004      171    18.37 to 16.81       3,100    1.75 to 1.40      0.76         27.43 to 26.99
Value Series I                       2008      268    17.09 to 15.04       4,384    1.75 to 1.40      0.98       (41.70) to (41.90)
                                     2007      367    29.30 to 25.88      10,314    1.75 to 1.40      1.32          6.70 to 6.33
                                     2006      472    27.46 to 24.34      12,458    1.75 to 1.40      0.38         19.37 to 18.95
                                     2005      520    23.01 to 20.46      11,529    1.75 to 1.40      0.64         11.00 to 10.61
                                     2004      615    20.73 to 18.50      12,315    1.75 to 1.40      0.60         13.57 to 13.17
Value Series II                      2008      231    11.68 to 8.50        2,622    1.90 to 1.15      0.77       (41.64) to (42.07)
                                     2007      275    20.16 to 14.57       5,423    1.90 to 1.15      1.03          6.76 to 6.40
                                     2006      250    19.49 to 13.62       4,786    1.85 to 1.15      0.19         19.12 to 8.79
                                     2005      230    16.40 to 16.08       3,737    1.85 to 1.40      0.43         10.80 to 3.39
                                     2004      216    14.84 to 14.62       3,171    1.75 to 1.40      0.39         13.44 to 13.04

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Wellington Small Cap Growth
   Series                            2008      184   $11.55 to $8.31    $  2,057   1.90% to 1.15%     0.00%     (40.49)% to (40.94)%
                                     2007      113    19.56 to 13.96       2,090    1.90 to 1.15      0.00         12.47 to 10.64
                                     2006       72    17.67 to 12.39       1,273    1.85 to 1.15      0.00         11.64 to (1.04)
                                     2005       30    15.83 to 15.78         478    1.85 to 1.40      0.00          26.62 to 7.70
Wellington Small Cap Value
  Series II                          2008      244     11.41 to 9.49       2,746    1.90 to 1.15      1.00       (27.11) to (27.66)
                                     2007      211    15.77 to 13.02       3,258    1.90 to 1.15      0.59        (4.25) to (6.39)
                                     2006      132    16.74 to 13.57       2,180    1.85 to 1.15      0.00          17.38 to 8.40
                                     2005       58    14.26 to 14.22         827    1.85 to 1.40      0.00         14.06 to (2.00)
Wells Capital Core Bond Series II    2008       53    13.57 to 13.34         711    1.85 to 1.40      5.88          1.71 to 1.25
                                     2007       17    13.34 to 13.18         229    1.85 to 1.40      7.42          4.58 to 4.11
                                     2006       17    12.76 to 12.66         211    1.85 to 1.40      1.59          2.18 to 1.72
                                     2005        7    12.48 to 12.44          85    1.85 to 1.40      0.00        (0.13) to (0.46)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

Date OF CHANGE                            OLD NAME                                               NEW NAME
--------------      ------------------------------------------------   --------------------------------------------------------
October 1, 1997     FNAL Variable Account                              The Manufacturers Life Insurance Company of New York
                                                                        Separate Account A
October 1, 1997     First North American Life Assurance Company        The Manufacturers Life Insurance Company of New York
November 1, 1997    NAWL Holding Co., Inc.                             Manulife-Wood Logan Holding Co., Inc.
September 24, 1999  Wood Logan Associates, Inc.                        Manulife Wood Logan, Inc
January 1, 2005     The Manufacturers Life Insurance Company of New    John Hancock Life Insurance Company of New York Separate
                    York Separate Account A                            Account A
January 1, 2005     The Manufacturers Life Insurance Company of New    John Hancock Life Insurance Company of New York Separate
                    York                                               Account A.
January 1, 2005     Manulife Financial Securities LLC                  John Hancock Distributors LLC
January 1, 2005     Manufacturers Securities Services LLC              John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                     *****

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A.[FILED HEREWITH]



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]


     (b)  Exhibits

          (1)  (a)      Resolution of the Board of Directors of First North
                        American Life Assurance Company establishing the FNAL
                        Variable Account - Incorporated by reference to Exhibit
                        (b)(1)(a) to Form N-4, file number 33-46217, filed
                        February 25, 1998.

               (b) Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - Incorporated by reference to Exhibit
                        (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

               (c) Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

          (2) Agreements for custody of securities and similar investments.- Not Applicable.


          (3)  (a)      Underwriting and Distribution Agreement dated January 1,
                        2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration
                        Statement, File No. 033-79112, filed on April 30, 2009.



               (b) General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

          (4)  (a)      Form of Specimen Contract: Flexible Purchase Payment
                        Individual Deferred Variable Annuity Contract,
                        Non-Participating, incorporated by reference to Exhibit
                        24(b)(4)(a) to Post-Effective Amendment No. 1 to this
                        Registration Statement, File No. 333-146699, filed on
                        April 28, 2008.


               (b) Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 4(b)(vi) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April 28, 2008.

               (c) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 4(b)(x) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April 28, 2008.




               (d) Form of Specimen Income Plus for Life single-life Rider (BR008Q.07-NY). [FILED HEREWITH]



               (e) Form of Specimen Income Plus for Life single-life Rider (BR008NQ.07-NY). [FILED HEREWITH]



               (f) Form of Specimen Income Plus for Life joint-life Rider (BR009Q.07-NY). [FILED HEREWITH]



               (g) Form of Specimen Income Plus for Life joint-life Rider (BR009NQ.07-NY). [FILED HEREWITH]



          (5)  (a)      Form of Specimen Application: Flexible Purchase Payment
                        Individual Deferred Variable Annuity Contract,
                        Non-Participating, incorporated by reference to Exhibit
                        24(b)(5)(a) to Post-Effective Amendment No. 1 to this
                        Registration Statement, File No. 333-146699, filed on
                        April 28, 2008.



          (6)  (a)(i)   Declaration of Intention and Charter of First North
                        American Life Assurance Company - Incorporated by reference to Exhibit (b)(6)(a)(i) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(ii) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company - Incorporated by reference to Exhibit
                        (b)(6)(a)(ii) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(iii) Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York - Incorporated by reference to Exhibit
                        (b)(6)(a)(iii) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(iv) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(a)(iv) to Form N-4, file number 33-79112, filed May 1, 2007.

               (a)(v) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006 - Incorporated by reference to Exhibit (b)(6)(a)(v) to Form N-4, file number 33-79112, filed May 1, 2007.

               (b) By-laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006 - Incorporated by reference to Exhibit (b)(6)(b) to Form N-4, file number 33-79112, filed May 1, 2007.

          (7) Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (a) Administrative Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit (8) to post-effective amendment no. 5 to this registration statement filed on April 29, 2002.

               (b) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company - Incorporated by reference to
                        Exhibit 1(A)(8)(c) to Form S-6, file number 333-33351, filed March 16, 1998.

               (c)(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

               (ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

               (iii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (9) to Pre-Effective Amendment No. 3 to this registration statement on Form N-4 333-146590 filed on February 7, 2008.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]


          (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - Not Applicable.

          (13) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 - Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.


          (14) (a) Powers of Attorney -James D. Gallagher, Thomas Borshoff, Marc Costantini, Steven A. Finch, Ruth Ann Fleming, William P. Hicks III, Katherine MacMillan, Neil M. Merkl, Lynne Patterson, Bradford J. Race Jr., Diana Scott, Bruce R. Speca, and Robert L. Ullmann - Incorporated by reference to Pre-effective Amendment #2 to this registration statement filed on Form N-4, filed on December 26, 2007.



               (b)      Power of Attorney, Ronald J. McHugh. [FILED HEREWITH]


Item 25. Directors and Officers of the Depositor.


    OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                              AS OF MARCH 23, 2009



NAME AND PRINCIPAL BUSINESS ADDRESS                           POSITION WITH DEPOSITOR
-----------------------------------   -----------------------------------------------------------------------
James D. Gallagher*                   Chairman and President
Thomas Borshoff*                      Director
Marc Costantini*                      Director and Executive Vice President - Variable Annuities
Steven A. Finch+                      Director and Executive Vice President - US Insurance
Ruth Ann Fleming*                     Director
Marianne Harrison***                  Director
William P. Hicks III*                 Director
Katherine MacMillan**                 Director and Executive Vice President - Retirement Plan Services
Ronald J. McHugh*                     Director and Senior Vice President and General Manager - Fixed Products
Neil M. Merkl*                        Director
Bradford J. Race, Jr.*                Director
Diana Scott*                          Director
Robert L. Ullmann*                    Director

    OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                              AS OF MARCH 23, 2009


NAME AND PRINCIPAL BUSINESS ADDRESS                           POSITION WITH DEPOSITOR
-----------------------------------   -----------------------------------------------------------------------
Emanuel Alves*                        Secretary and Chief Administrative Officer
James R. Boyle+                       Executive Vice President - John Hancock Insurance Group
Philip Clarkson***                    Vice President - US Taxation
Brian Collins***                      Vice President - US Taxation
Edward Eng**                          Vice President - Product Development, Retirement Plan Services
Richard Harris**                      Appointed Actuary
Helene Landow**                       Director - State Compliance Office
Peter J. Levitt**                     Senior Vice President and Treasurer
Gregory Mack*                         Senior Vice President - Distribution
John Maynard ***                      Vice President - US Taxation
Steven McCormick**                    Vice President -  Operations, Retirement Plan Services
Hugh McHaffie*                        Executive Vice President - US Wealth Management
Lynne Patterson*                      Senior Vice President and Chief Financial Officer
Krishna Ramdial**                     Vice President - Treasury
Thomas Samoluk*                       Vice President - Government Relations
Jonnie Smith*                         Vice President - Administration
Brooks Tinglet+                       Senior Vice President - Life Operations
Jeffery J. Whitehead*                 Vice President and Controller

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 200 Berkeley Street, Boston, MA 02116

+    Principal business office is 197 Clarendon Street, Boston, MA 02117

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2008 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2008

FOR EXTERNAL USE

                                                       ______________________
                                                      |                      |
                                                      |  Manulife Financial  |
                                                      | Corporation (Canada) |
                                                      |______________________|
                                                                 |
                                                                 |
                                                                 |_______________________________________________________________
                                                                 |                                                               |
                                                       __________|___________                                                    |
                                                      |                      |                                                   |
                                                      |   The Manufacturers  |                                                   |
                                                      |    Life Insurance    |                                                   |
                                                      |   Company (Canada)   |                                                   |
                                                      |______________________|                                                   |
                                                               |                                                                 |
                                                               |                                                                 |
 ______________________________________________________________|______________________________________________                   |
|                |                  |                 |         .        |                 |                  |                  |
|                |                  |                 |         .98.25%  |                 |                  |                  |
|   __________   |   ____________   |   ___________   |   ______._____   |   ___________   |   ____________   |   ___________    |
|  |          |  |  |            |  |  |           |  |  |            |  |  |           |  |  |            |  |  |           |   |
|  |    NAL   |  |  |     MFC    |  |  | Berkshire |  |  |  Manulife  |  |  |  Manulife |  |  | MFC Global |  |  |    MLI    |   |
|  | Resources|  |  |   Global   |  |  | Insurance |  |  |  Insurance |  |__|  Holdings |  |__|    Fund    |  |__| Resources |   |
|__|Management|  |__| Investment |  |__| Services  |  |  | (Thailand) |     | (Bermuda) |     | Management |     |    Inc.   |   |
|  |  Limited |  |  | Management |  |  |   Inc.    |  |  |   Public   |   __|   Limited |     |  (Europe)  |     | (Alberta) |   |
|  | (Canada) |  |  |  (U.S.A.)  |  |  | (Ontario) |  |  |   Company  |  |  | (Bermuda) |     |   Limited  |     |___________|   |
|  |__________|  |  |   Limited  |  |  |___________|  |  |   Limited  |  |  |___________|     |  (England) |           |         |
|                |  |  (Canada)  |  |        |        |  | (Thailand) |  |                    |____________|           |         |
|                |  |____________|  |        |        |  |____________|  |                           |                 |         |
|                |                  |        |        |         |        |                           |                 |         |
|                |                  |        |        |         |99.9999%|                           |                 |99.91%   |
|   __________   |   ___________    |   _____|_____   |   ______|_____   |   _____________     ______|_____       _____|_____    |
|  |          |  |  |           |   |  |           |  |  |            |  |  |             |   |            |     |           |   |
|  | Manulife |  |  |  Manulife |   |  |    JH     |  |  |  Manulife  |  |  |Manufacturers|   | MFC Global |     | Manulife  |   |
|  |  Bank of |  |  |  Holdings |   |  |Investments|  |  |   Asset    |  |__|P&C Limited  |   | Investment |     |   Life    |   |
|__|  Canada  |  |__| (Alberta) |   |  |(Delaware) |  |  | Management |  |  | (Barbados)  |   | Management |     | Insurance |   |
|  | (Canada) |     |  Limited  |   |  |    LLC    |  |  | (Thailand) |  |  |_____________|   |  (Europe)  |     |  Company  |   |
|  |__________|     | (Alberta) |   |  |(Delaware) |  |  |  Company   |  |                    |  Limited   |     |  (Japan)  |   |
|                   |___________|   |  |___________|  |  |  Limited   |  |                    | (England)  |     |___________|   |
|                         |         |                 |  | (Thailand) |  |                    |____________|           |         |
|                         |         |                 |  |____________|  |                                             |         |
|                         |         |                 |                  |                                             |         |
|   ___________      _____|_____    |   __________    |   ___________    |   _____________                       ______|_____    |
|  |           |    |           |   |  |          |   |  |           |   |  |             |                     |            |   |
|  |  Manulife |    |  Manulife |   |  | Manulife |   |  | Manulife  |   |  |Manufacturers|                     | MFC Global |   |
|  |  Canada   |    |  Holdings |   |  |Securities|   |__| (Vietnam) |   |__|    Life     |                     | Investment |   |
|__|   Ltd.    |    | (Delaware)|   |__|Investment|   |  |  Limited  |   |  | Reinsurance |                     | Management |   |
|  | (Canada)  |    |     LLC   |   |  | Services |   |  | (Vietnam) |   |  |   Limited   |                     |  (Japan)   |   |
|  |___________|    | (Delaware)|   |  |   Inc.   |   |  |___________|   |  | (Barbados)  |                     |  Limited   |   |
|                   |___________|   |  | (Canada) |   |        |         |  |_____________|                     |  (Japan)   |   |
|                         |         |  |__________|   |        |         |                                      |____________|   |
|                         |         |                 |        |         |                                                       |
|                         |         |                 |        |         |                                                       |
|   ___________      _____|_______  |   ____________  |   _____|______   |   ______________                                      |
|  |           |    |             | |  |            | |  |            |  |  |              |                                     |
|  |   First   |    |     The     | |  |  Manulife  | |  |  Manulife  |  |  |   Manulife   |                                     |
|  |   North   |    |Manufacturers| |__| Securities | |  |   Vietnam  |  |  |International |                                     |
|__|  American |    |  Investment | |  |Incorporated| |  |    Fund    |  |__|   Holdings   |                                     |
|  | Insurance |    | Corporation | |  | (Ontario)  | |  | Management |     |    Limited   |                                     |
|  |  Company  |    |  (Michigan) | |  |____________| |  |   Company  |     |  (Bermuda)   |                                     |
|  |  (Canada) |    |_____________| |                 |  |   Limited  |     |______________|                                     |
|  |___________|           |        |                 |  |  (Vietnam) |            |                                             |
|                  ________|        |                 |  |____________|            |__________________                           |
|                 |        |        |                 |                            |                  |                          |
|   ___________   |  ______|______  |   ____________  |   ____________       ______|________    ______|______                    |
|  |           |  | |             | |  |            | |  |            |     |               |  |             |                   |
|  |    FNA    |  | |   Manulife  | |  |     EIS    | |  |  Manulife  |     |   Manulife    |  |   Manulife  |                   |
|__| Financial |  | | Reinsurance | |__|  Services  | |__|(Singapore) |     |(International)|  |    Asset    |                   |
   |    Inc.   |  | |    Limited  |    | (Bermuda)  | |  | Pte. Ltd.  |     |    Limited    |  |  Management |                   |
   |  (Canada) |  | |  (Bermuda)  |    |   Limited  | |  |(Singapore) |     |   (Bermuda)   |  |    (Asia)   |                   |
   |___________|  | |_____________|    | (Bermuda)  | |  |____________|     |_______________|  |   Limited   |                   |
         |        |                    |____________| |                            |           |  (Barbados) |                   |
         |        |                                   |                            |           |_____________|                   |
         |        |                                   |                            |51%               |                          |
    _____|_____   |  ____________       ____________  |   ____________       ______|____        ______|_____                     |
   |           |  | |            |     |            | |  |            |     |           |      |            |                    |
   |  Elliott  |  | |    John    |     |    PT      | |  |   Manulife |     |  Manulife |      |   Manulife |                    |
   |   & Page  |  | |   Hancock  |     |  Asuransi  | |  |    Asset   |     | -Sinochem |      |    Asset   |                    |
   |  Limited  |  | |    Life    |     |    Jiwa    |95% | Management |     |    Life   |      | Management |                    |
   | (Ontario) |  |_|  Insurance |     |  Manulife  |____| (Singapore)|     | Insurance |      |(Hong Kong) |                    |
   |___________|    |  Company   |     |  Indonesia | |  |     Pte.   |     |  Co. Ltd. |      |   Limited  |                    |
                    |  (U.S.A.)  |     |     (1)    | |  |     Ltd.   |     |  (China)  |      |(Hong Kong) |                    |
                    | (Michigan) |     | (Indonesia)| |  | (Singapore)|     |___________|      |____________|                    |
                    |____________|     |____________| |  |____________|                               |                          |
          ________________|________          .        |                                               |                          |
         |                |57%     |         .        |                                               |                          |
    _____|______     _____|______  |    _____.______  |   ______________                        ______|______                    |
   |            |   |            | |   |            | |  |              |                      |             |                   |
   |    John    |   |    John    | |   |     PT     | |  |      The     |                      |  Manulife   |                   |
   |  Hancock   |   |  Hancock   | |   |  Manulife  | |  | Manufacturers|                      |    Asset    |                   |
   |Distributors|   | Investment | |   |    Aset    | |__|      Life    |                      |  Management |                   |
   |    LLC     |   | Management | |   | Manajemen  |    | Insurance Co.|                      |(Taiwan) Co.,|                   |
   | (Delaware) |   | Services,  | |   |  Indonesia |    |(Phils.), Inc.|                      |    Ltd.     |                   |
   |____________|   |   LLC(2)   | |   |(Indonesia) |    | (Philippines)|                      |  (Taiwan)   |                   |
                    | (Delaware) | |   |____________|    |______________|                      |_____________|                   |
                    |____________| |                                                                                             |
                       (arrow)     |                                                                                             |
                          |38%     |                                                                                             |
                     _____|_____   |                                                                                             |
                    |           |  |                                                                                             |
                    |    John   |  |                                                                                             |
                    |  Hancock  |  |                                                                                             |
                    |    Life   |  |                                                                                             |
                    | Insurance |__|                                                                                             |
                    |   Company |                                                                                                |
                    |   of New  |                                                                                                |
                    |    York   |                                                                                                |
                    | (New York)|                                                                                                |
                    |___________|                                                                                                |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                         ________________________________________________________________________|
                                                        |
                                                        |
                                     ___________________|_____________________
                                    |                                         |
                                    | John Hancock Holdings (Delaware) LLC(2) |
                                    |               (Delaware)                |
                                    |_________________________________________|
                                                        |
                                                        |
                                     ___________________|_____________________
                                    |                                         |
                                    |  John Hancock Financial Services, Inc.  |
                                    |                (Delaware)               |
                                    |_________________________________________|
                                                        |
                                                        |
                                          ______________|___________________________________________
                                _________|_______           ________|________             __________|__________
                               |                 |         |                 |           |                     |
                               |   John Hancock  |         |   John Hancock  |           |     John Hancock    |
                               |  Life Insurance |         |  International  |           | International, Inc. |
                               |     Company     |         |  Holdings, Inc. |           |   (Massachusetts)   |
                               | (Massachusetts) |         | (Massachusetts) |           |_____________________|
                               |_________________|         |_________________|                      |
             ____________________________|             ................ 45.76%                      | 50%
   _________|_________          _________|________     .    __________._________          __________|________
  |                   |        |                  |    .   |                    |        |                   |
  |    John Hancock   |        |    John Hancock  |    .   | Manulife Insurance |        |    John Hancock   |
  |   Variable Life   |     ___| Subsidiaries LLC |    .   |       Berhad       |        |    Tianan Life    |
  | Insurance Company |    |   |     (Delaware)   |    .   |     (Malaysia)     |        | Insurance Company |
  |  (Massachusetts)  |    |   |__________________|    .   |____________________|        |      (China)      |
  |___________________|    |                           .                                 |___________________|
                           |                           .
                           |    ___________________    .    ____________________
                           |   |                   |   .   |                    |
                           |   |    John Hancock   |   .   |   Manulife Asset   |
                           |___| Financial Network,|   ....|     Management     |
                           |   |        Inc.       |       | (Malaysia) Sdn Bhd |
                           |   |   (Massachusetts) | 45.76%|     (Malaysia)     |
                           |   |___________________|       |____________________|
                           |        _____________
                           |       |             |
                           |       |    Hancock  |
                           |       |    Natural  |
                           |_______|   Resource  |
                           |       |    Group,   |
                           |       |     Inc.    |
                           |       |  (Delaware) |
                           |       |_____________|
                           |
                           |        _____________
                           |       |             |
                           |       | Declaration |
                           |_______| Management &|
                           |       | Research LLC|
                           |       |  (Delaware) |
                           |       |_____________|
                           |        _____________
                           |       |             |
                           |       | The Berkeley|
                           |_______|  Financial  |
                                   |  Group LLC  |
                                   |(Delaware)(2)|
                                   |______.______|
                                          .
                                    ______.______
                                   |             |
                                   | John Hancock|
                                   |  Funds LLC  |
                                   |  (Delaware) |
                                   |_____________|

........ Indirect Control
_______ Direct Control

Prepared by: Corporate Tax
Date: March 25, 2008

(1) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(2) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of MARCH 31, 2009, there were 0 qualified and 0 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter


     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Barry Evans+, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116


+    Principal business office is 101 Huntington Street, Boston, MA 02199


     (c)  None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company ("Manulife"). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

     (a) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

          John Hancock Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

          (c)  Undertakings Pursuant to Item 32 of Form N-4

               (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

               (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

               (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this thirtieth day of April 2009.


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
(Registrant)


By: JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
    (Depositor)


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President


JOHN HANCOCK LIFE INSURANCE COMPANY
OF NEW YORK


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the thirtieth day of April, 2009.



Signature                                                     Title
-------------------------------------   -------------------------------------------------


/s/ James D. Gallagher                  Chairman and President
-------------------------------------   (Principal Executive Officer)
James D. Gallagher


/s/ Lynne Patterson                     Senior Vice President and Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


*                                       Director
-------------------------------------
Thomas Borshoff


*                                       Director
-------------------------------------
Marc Costantini


*                                       Director
-------------------------------------
Steven A. Finch


*                                       Director
-------------------------------------
Ruth Ann Fleming


*                                       Director
-------------------------------------
Marianne Harrison


*                                       Director
-------------------------------------
William P. Hicks III


*                                       Director
-------------------------------------
Katherine MacMillan


*                                       Director
-------------------------------------
Ronald J. McHugh


*                                       Director
-------------------------------------
Neil M. Merkl


*                                       Director
-------------------------------------
Bradford J. Race, Jr.


*                                       Director
-------------------------------------
Diana Scott


*                                       Director
-------------------------------------
Robert L. Ullmann


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX


ITEM NO.                              DESCRIPTION
--------       --------------------------------------------------------
24(b)(4)(d)    Form of Specimen single-life Rider (BR008Q.07-NY)
24(b)(4)(e)    Form of Specimen single-life Rider (BR008NQ.07-NY)
24(b)(4)(f)    Form of Specimen joint-life Rider (BR009Q.07-NY)
24(b)(4)(g)    Form of Specimen joint-life Rider (BR009NQ.07-NY)
24(b)(10)      Consent of independent registered public accounting firm
24(b)(14)(b)   Power of Attorney, Ronald J. McHugh